UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  June 30, 2013

Item 1.       Reports to Stockholders.

Westcore Funds®
Denver Investments

2013 SEMI-ANNUAL REPORT

JUNE 30, 2013

Fund	TICKER SYMBOLS Retail Class	TICKER SYMBOLS Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Blue Chip Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	–
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

INTENTIONALLY LEFT BLANK

SHAREHOLDER LETTER

DEAR FELLOW SHAREHOLDER:

The first six months of 2013 were very rewarding to equity investors. The S&P 500® Index provided a 13.82% total return. The upward momentum has continued into the third quarter with the Index up nearly 20% for the year through the end of July.

We want to share three thoughts about the equity market. First, the year is not over. Second, the stock market and the economy seldom move in sync. Third, there have been 14 years in the last 40 years when the S&P 500® provided a total return of greater than 20%.

The first six months were not as kind to bond investors. The Barclays U.S. Aggregate Bond Index had a negative total return of -2.44%. This did not surprise investors because bond yields were at historic lows at the beginning of the year.

As you know, many views about the economy, stocks and bonds are expressed daily in the media. In our observation, it’s worth noting that the slow economic recovery from the Great Recession of 2008-09 continues and that we currently see no economic crisis building on the horizon. Additionally, stocks appear to be fairly-valued based on historical data and bonds appear to be expensive.

At the moment, bonds are presenting a dilemma to many investors because of their low yields and high valuations. While each investor’s situation is different, it may be helpful to keep in mind that stocks are typically more volatile than bonds. Therefore, if stability in your portfolio is important to you, bonds should likely remain a part of your investment selection. And, it is useful to remember that having a diversified portfolio will normally mean that all of your investments won’t be delivering high returns at the same time.

In the following pages of this report, you will find a brief commentary on each Westcore fund provided by the portfolio management team. You can also review the individual holdings of each fund.

As we let you know this spring, the Westcore Blue Chip Dividend Fund has made important changes to its investment objective and strategy. The Fund is now investing in a more focused portfolio of large companies, but has expanded its investment universe to include companies around the globe. Additionally, the Fund’s emphasis is on finding companies that the investment team believes will grow their dividends at an above-average rate. More details are available in the Fund’s commentary.

Thank you for being a part of the Westcore family of investors.

CFA is a trademark owned by the CFA Institute.

Diversification does not ensure a profit or guarantee against loss.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

WESTCORE GROWTH FUND (WTEIX, WILGX)

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Portfolio Manager Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	8.67%	12.72%	16.85%	4.77%	6.97%	8.51%	6/1/1988
Institutional Class
(WILGX)	8.70	12.93	17.03	4.91	7.05	8.54	9/28/2007
Russell 1000®
Growth Index	11.80	17.07	18.68	7.47	7.40	9.44
Lipper Large-Cap
Growth Index	10.18	16.38	16.06	5.26	6.24	8.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 1.11%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.32%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  During the first six months of the year, U.S. equity markets delivered strong returns fueled by low interest rates, an improving housing market, better employment trends, and the belief that the U.S. economy was finally starting to heal from the recession which started more than five years ago. Although equity markets experienced increased volatility during the second quarter, the biggest dislocations happened in the fixed income markets as the Federal Reserve signaled a potential end to Quantitative Easing (QE) causing investors to consider the possibility of higher interest rates. The prospect of QE reduction along with slower macroeconomic data from China and emerging markets ignited a new round of fear-induced selling in equity markets in the second quarter. This caused a short but powerful 6% correction in May and June, with international markets (especially emerging markets) experiencing a more significant correction. As fear subsided, however, equity markets recovered and continued to march ahead.
  Against this backdrop, the Westcore Growth Fund lagged its benchmark, the Russell 1000® Growth Index. Most of the underperformance was associated with more defensive-type equities outperforming traditional growth companies within the large-cap space.
  Holdings in financials, health care and energy produced the strongest returns relative to the benchmark during the first half of 2013. The Fund’s strongest individual performers were Gilead Sciences Inc., Google Inc. and Biogen Idec Inc. Gilead is a dominant player in the market for HIV therapies and we believe its recent acquisition of Pharmasset Inc. positions Gilead to introduce the first all-oral drug regimen for hepatitis C in 2014. Google’s prospects continued to improve as investors became more excited about its new products, such as Google Glass, a wearable computer with an optical head-mounted display, and accelerating revenue opportunities in mobile search advertising. Biogen Idec, which specializes in drugs for neurological disorders and cancer, continued to receive positive data associated with its drug for treating multiple sclerosis.
  The Fund’s weakest sectors relative to the benchmark were consumer staples, materials and information technology. From a company standpoint, the Fund’s largest detractors during the first six months were Apple Inc., Aruba Networks Inc., and Onyx Pharmaceuticals Inc. Although Apple announced a $60 billion stock buyback program, investors remained concerned about its lack of new products and slowing iPhone sales. Aruba Networks provides access management, network infrastructure and mobility application solutions for mobile enterprise networks. It delivered poor results in the first quarter and lowered future expectations, as a slowing global economy dampened demand for enterprise spending. This led investors to question the long-term growth associated with its end markets. Health care sector holding Onyx Pharmaceuticals experienced weakness in the period and we exited the position.
  With the U.S. economy improving, the housing market healing, commodity prices declining, low interest and inflation rates persisting, and central banks around the world adding liquidity as a way to promote growth, we are encouraged by the longer-term prospects for equities. As the economic impact of the U.S. federal sequester (automatic budget cuts which started in 2013) and higher taxes start to fade, we believe there is a strong possibility that the economy will pick up steam in the second half of the year, potentially driving corporate profits higher. Although the road may be bumpy at times, in our opinion, the fundamental backdrop for large-cap growth companies remains compelling.

WESTCORE GROWTH FUND (continued)

Stock Performance
(for the year ended 6/30/13)
	Average	Contribution
5 Highest	Weight	to Return
Gilead Sciences Inc.	2.50%	0.90%
Google Inc.	4.09	0.89
Biogen Idec Inc.	1.92	0.79
Home Depot Inc.	2.89	0.70
LinkedIn Corp.	1.34	0.68

5 Lowest
Brookdale Senior Living Inc.	0.46%	-0.12%
VMware Inc.	0.19	-0.16
Onyx Pharmaceuticals Inc.	0.50	-0.20
Aruba Networks Inc.	0.58	-0.50
Apple Inc.	6.16	-1.90

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 6/30/13)
Apple Inc.	4.7%
Google Inc.	4.5
Microsoft Corp.	4.3
Visa Inc.	3.3
Home Depot Inc.	3.2
Amazon.com Inc.	2.4
Honeywell International Inc.	2.3
Costco Wholesale Corp.	2.3
Starbucks Corp.	2.2
Express Scripts Holding Co.	2.2
Total (% of Net Assets)	31.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 6/30/13	Category
Overall	«««	1,488
3 Year	«««	1,488
5 Year	«««	1,308
10 Year	«««	863

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 6/30/13)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$84.3	$90.0
Price/Earnings (1 year trailing)	20.9x	19.0x
EPS Growth (3 year historical)	23.0%	19.5%
Beta	1.1	1.0
Number of Holdings	57	575
Portfolio Turnover Rate	174%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager Portfolio Manager F. Wiley Reed, CFA Lead Portfolio Manager Adam C. Bliss Portfolio Manager	Brian C. Fitzsimons, CFA Jeffrey J. Loehr, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	15.55%	21.32%	14.20%	5.73%	7.14%	10.25%	8/1/1986
Institutional Class
(WIMGX)	15.75	21.69	14.42	5.89	7.24	10.28	9/28/2007
Russell Midcap®
Growth Index	14.70	22.88	19.53	7.61	9.94	10.15
Lipper Mid-Cap
Growth Index	14.26	20.24	16.81	6.09	9.26	9.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 1.06%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.94%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Manager Commentary
  In the first half of 2013, the Westcore MIDCO Growth Fund outperformed its benchmark, the Russell Midcap® Growth Index.
  Domestic small- and mid-cap equities surged to all-time highs in the first half of 2013. While equity markets rose, the threat of the Fed tapering its Quantitative Easing strategy sparked a sharp rise in interest rates in the second quarter. Taking a step back, we view interest rates going higher as primarily a sign that the U.S. economy is improving. Strong demand for housing and autos along with benign inflation continued to provide a solid backdrop for equities.
  The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2013 were information technology, materials and consumer discretionary. The Fund’s best performing stock was consumer discretionary sector holding Netflix Inc. The company has evolved into the industry leader for streaming video content as new original content, along with exclusive content, helped retain existing customers and attract new subscribers. Within information technology, both LinkedIn Corp. and Splunk Inc. were top contributors. LinkedIn, the world’s largest online professional network, continued to monetize its unique asset through product innovation and solid execution. Splunk’s software solutions, which collect and index data at a massive scale, have become increasingly embedded in enterprise decision-making and analytic processes. The Fund’s underweighted position, along with stock selection drove outperformance in the materials sector.
  Just two sectors detracted from the Fund’s performance relative to its benchmark in the first half of 2013—consumer staples and health care. The Fund’s worst performing stock was information technology sector holding Aruba Networks Inc. Aruba, a leader in enterprise Wi-Fi solutions, saw increased competition in the second quarter and gave a disappointing growth outlook. We exited the position in the period. Also within information technology, Akamai Technologies Inc. was a notable underperformer. This Internet content delivery network provider lowered its revenue growth forecast due to reduced demand for media solutions. We sold the stock on concerns about longer-term pricing pressure for its solutions. Thoratec Corp., a leading provider of healthcare equipment for heart failure patients, was also a drag on the portfolio. Its results were disappointing in the face of intense competition and we exited the position. The Fund’s underperformance in the consumer staples sector was driven primarily by its underweighted position in the sector.
  As of the end of the first half of 2013, the Fund was overweighted primarily in the information technology and consumer discretionary sectors, and underweighted primarily in the materials, financials and consumer staples sectors.
  From our vantage point, the slowing global growth environment remains the biggest concern. Tensions are rising in many emerging markets and China has seen material weakness in its economy. It is becoming increasingly clear to us that the U.S. economy is decoupling from the emerging markets with steady growth and has the potential for acceleration in the second half of 2013. We believe the United States is in the middle innings of a multi-year business up-cycle. While decoupling is a word that most investors do not believe can exist in this global economy, in our opinion, the data suggest otherwise at this point, so stay tuned. We are optimistic about growth prospects for the United States and have positioned the Fund accordingly.

WESTCORE MIDCO GROWTH FUND (WTMGX (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
Netflix Inc.	1.84%	1.73%
LinkedIn Corp.	2.51	1.17
Splunk Inc.	2.08	0.97
Pandora Media Inc.	1.15	0.70
ServiceNow Inc.	1.63	0.64

5 Lowest
TIBCO Software Inc.	0.81%	-0.25%
Thoratec Corp.	1.37	-0.29
Akamai Technologies Inc.	0.92	-0.31
Rackspace Hosting Inc.	0.58	-0.45
Aruba Networks Inc.	0.46	-0.47

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
LinkedIn Corp.	2.5%
Splunk Inc.	2.4
Discovery Communications Inc.	2.3
Sirius XM Radio Inc.	2.2
ServiceNow Inc.	2.2
Ralph Lauren Corp.	2.1
Workday Inc.	2.1
Netflix Inc.	2.1
Ingersoll-Rand PLC	2.1
Pandora Media Inc.	2.1
Total (% of Net Assets)	22.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/13	Category
Overall	««	637
3 Year	««	637
5 Year	«««	563
10 Year	««	417

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$8.7	$10.5
Price/Earnings (1 year trailing)	25.3x	21.3x
EPS Growth (3 year historical)	22.2%	20.4%
Beta	1.2	1.0
Number of Holdings	68	460
Portfolio Turnover Rate	123%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SELECT FUND (WTSLX)

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager Portfolio Manager F. Wiley Reed, CFA Lead Portfolio Manager Adam C. Bliss Portfolio Manager	Brian C. Fitzsimons, CFA Jeffrey J. Loehr, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	16.57%	11.98%	7.02%	4.82%	8.27%	10.98%	10/1/1999
Russell Midcap®
Growth Index	14.70	22.88	19.53	7.61	9.94	5.85
Lipper Mid-Cap
Growth Index	14.26	20.24	16.81	6.09	9.26	5.04

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.07%, Net: 1.07%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Manager Commentary
  In the first half of 2013, the Westcore Select Fund outperformed its benchmark, the Russell Midcap® Growth Index.
  Domestic small- and mid-cap equities surged to all-time highs in the first half of 2013. While equity markets rose, the threat of the Fed tapering its Quantitative Easing strategy sparked a sharp rise in interest rates in the second quarter. Taking a step back, we view interest rates going higher as primarily a sign that the U.S. economy is improving. Strong demand for housing and autos along with benign inflation continued to provide a solid backdrop for equities.
  The sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2013 were information technology, materials and industrials. Within information technology, both LinkedIn Corp. and Splunk Inc. were top contributors. LinkedIn, the world’s largest online professional network, continued to monetize its unique asset through product innovation and solid execution. Splunk’s software solutions, which collect and index data at a massive scale, have become increasingly embedded in enterprise decision-making and analytic processes. Industrials sector holding, Kansas City Southern, performed well as investors came to appreciate this rail operator’s accelerating growth profile. We believe its rail network is positioned to benefit from two long-term trends: the “near-shoring” of manufacturing to Mexico and increasing U.S. oil production. Rockwood Holdings Inc. was the Fund’s best performer in the materials sector. This diversified chemical company saw strength in its lithium segment and announced the divestiture of its ceramic business for attractive terms.
  The sectors that detracted most from performance relative to the benchmark were health care, consumer staples and consumer discretionary. The Fund’s worst performing stock was information technology sector holding Aruba Networks Inc. Aruba, a leader in enterprise Wi-Fi solutions, saw increased competition in the second quarter and gave a disappointing growth outlook. We exited the position. Also within information technology, Akamai Technologies Inc. was a notable underperformer. This Internet content delivery network provider lowered its revenue growth forecast due to reduced demand media solutions. We sold the stock on concerns about longer-term pricing pressure for its solutions. Thoratec Corp., a leading provider of healthcare equipment for heart failure patients, was also a drag on performance. Disappointing results in the face of intense competition led us to exit the position. The Fund’s underperformance in the consumer staples sector was driven primarily by its underweighted position while stock selection led to underperformance in the consumer discretionary sector.
  As of the end of the first half of 2013, the Fund was overweighted primarily in the information technology and consumer discretionary sectors, and underweighted primarily in the consumer staples and materials sectors.
  From our vantage point, the slowing global growth environment remains the biggest concern. Tensions are rising in many emerging markets and China has seen material weakness in its economy. It is becoming increasingly clear to us that the U.S. economy is decoupling from the emerging markets with steady growth and has the potential for acceleration in the second half of 2013. We believe the United States is in the middle innings of a multi-year business up-cycle. While decoupling is a word that most investors do not believe can exist in this global economy, in our opinion, the data suggest otherwise at this point, so stay tuned. We are optimistic about growth prospects for the United States and have positioned the Fund accordingly.

WESTCORE SELECT FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
LinkedIn Corp.	4.48%	2.11%
Splunk Inc.	3.68	1.75
Kansas City Southern	3.90	1.25
Express Inc.	3.17	1.15
Rockwood Holdings Inc.	1.96	1.02

5 Lowest
Palo Alto Networks Inc.	2.08%	-0.20%
TIBCO Software Inc.	1.50	-0.33
Akamai Technologies Inc.	1.55	-0.52
Thoratec Corp.	2.90	-0.62
Aruba Networks Inc.	0.67	-0.70

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
LinkedIn Corp.	4.4%
Splunk Inc.	4.3
WABCO Holdings Inc.	3.7
BorgWarner Inc.	3.7
ServiceNow Inc.	3.6
Ralph Lauren Corp.	3.6
Michael Kors Holdings Ltd.	3.6
Pandora Media Inc.	3.5
Gartner Inc.	3.4
SVB Financial Group	3.4
Total (% of Net Assets)	37.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 6/30/13	Category
Overall	««	637
3 Year	«	637
5 Year	««	563
10 Year	«««	417

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$9.5	$10.5
Price/Earnings (1 year trailing)	24.4x	21.3x
EPS Growth (3 year historical)	30.6%	20.4%
Beta	1.2	1.0
Number of Holdings	32	460
Portfolio Turnover Rate	125%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE BLUE CHIP DIVIDEND FUND (WTMVX, WIMVX)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Troy Dayton, CFA Portfolio Manager Portfolio Manager Derek R. Anguilm, CFA Portfolio Manager Manager	Mark M. Adelmann, CFA, CPA Lisa Z. Ramirez, CFA Portfolio

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	11.00%	17.96%	15.40%	4.19%	6.51%	8.56%	6/1/1988
Institutional Class
(WIMVX)	11.21	18.34	15.57	4.37	6.61	8.60	9/28/2007
S&P 500® Index	13.82	20.60	18.45	7.01	7.30	9.71
Lipper Large-Cap
Core Index	13.87	21.55	17.09	6.03	6.48	8.90

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

As of April 30, 2013, the Westcore Blue Chip Dividend Fund’s objective changed to long-term capital appreciation primarily through investments in large, well-established dividend paying companies.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  Late in the second quarter we began to transition the Westcore Blue Chip Dividend Fund to a more focused portfolio of companies that, in our view, offer the opportunity of a growing dividend payment. We believe that coupling competitive advantage and quality considerations with a global perspective is the best starting point to find dividend-paying companies that, we believe, can weather economic cycles.
  The Westcore Blue Chip Dividend Fund underperformed its benchmark the S&P 500® Index in the first half of 2013. While we seek to outperform both the U.S. and global large-cap benchmarks over longer periods of time, the portfolio’s more concentrated focus and exposure to global companies may result in more volatility versus the benchmark in shorter timeframes. Our primary focus is on companies’ expected dividend yield and growth over a rolling 5-year timeframe.
  An illustration of this is British American Tobacco PLC (“BTI”). Had an investor purchased the stock in 2002 at a dividend yield of approximately 5%, by the end of 2012 the investor would be receiving a nearly 32% yield on initial investment (assuming dividend reinvestment). The equity value of the investment also compounded at over 21% per year. Of course, over that decade-long period the company’s stock price fluctuated, both outperforming and underperforming broad market indexes. This period was no exception, as BTI’s share price detracted from overall Fund performance. Our focus remains on the cash generating power of the company that we expect should benefit Fund shareholders in the form of cash dividends. While we cannot guarantee that companies held in the portfolio will perform as strongly as BTI, we think that it serves as an excellent reminder of the power of a dividend growth approach.
  The stocks in the portfolio currently generate a trailing one-year return on equity more than 3% above the average of those in the benchmark and on average do so without the use of higher debt. Additionally, we believe the portfolio is invested in companies at attractive valuations relative to the benchmark.
  During the first half of 2013 Microsoft Corp. was the portfolio’s top performer relative to the benchmark based on rate of return. It has grown its dividend at a five-year compound annual growth rate of 14.3% as a result of growing free cash flow and reducing shares outstanding. While the demand for technology-based goods is volatile quarter-to-quarter, long-term operating results and outlook remain steady, and we believe Microsoft should continue growing its dividend above 10% per year. Ball Corp.’s results disappointed as revenue growth slowed and earnings missed expectations. While Ball has grown its dividend, current yield remains low. Our belief that the company has a diminished ability to increase its payout in the near term led us to sell the stock.
  With the current worry over prospective returns in the bond market and uncertainty created by the possibility of Federal Reserve action, we believe that now is a great time to consider an investment in the Westcore Blue Chip Dividend Fund. We seek to build a portfolio of companies with strong and growing dividends and look forward to discussing the results of our efforts through these letters.

WESTCORE BLUE CHIP DIVIDEND FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
Microsoft Corp.	3.47%	0.97%
AmerisourceBergen Corp.	2.76	0.70
H.J. Heinz Co.	1.83	0.66
Activision Blizzard Inc.	1.03	0.61
Campbell Soup Co.	1.32	0.59

5 Lowest
Coca-Cola Co.	1.06%	-0.14%
Ball Corp.	2.64	-0.19
LVMH Moet Hennessy
Louis Vuitton SA	1.12	-0.23
British American
Tobacco PLC	1.11	-0.24
Nestle S.A.	1.06	-0.25

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
Raytheon Co.	3.7%
General Dynamics Corp.	3.6
Microsoft Corp.	3.6
AmerisourceBergen Corp.	3.5
Occidental Petroleum Corp.	3.5
Mattel Inc.	3.4
Darden Restaurants Inc.	3.4
Roche Holding AG	3.3
Chevron Corp.	3.3
Total SA	3.3
Total (% of Net Assets)	34.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 6/30/13	Category
Overall	«««	1,381
3 Year	«««	1,381
5 Year	««	1,254
10 Year	«««	774

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Blue Chip	S&P 500®
	Dividend Fund	Index
Weighted Average Market Capitalization ($ Bil)	$99.1	$102.7
Price/Cash Flow (1 year trailing)	10.9x	11.9x
Price/Book Value	3.1x	2.7x
Price/Earnings (1 year trailing)	14.9x	16.7x
Beta	0.9	1.0
Number of Holdings	30	500
Portfolio Turnover Rate	78%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MID-CAP VALUE DIVIDEND FUND (WTMCX)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager Portfolio Manager Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	15.71%	25.61%	17.02%	5.68%	8.77%	8.89%	10/1/1998
Russell Midcap®
Value Index	16.10	27.65	19.53	8.87	10.92	9.83
Lipper Mid-Cap
Value Index	16.22	28.11	18.17	7.81	9.83	9.33

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.26%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The Westcore Mid-Cap Value Dividend Fund underperformed its benchmark the Russell Midcap® Value Index for the first half of 2013.
  The Federal Reserve attempted to provide clarity as to when it would begin to taper its quantitative easing programs. In so doing, the Fed is attempting to orchestrate a gradual movement of interest rates toward levels that more fairly reflect the current economic environment. History suggests this is a very difficult thing to accomplish. The stock market may also be recalibrating as investors feel less certain they will be protected by Federal Reserve actions.
  The strongest contributors to the Fund’s relative performance thus far in 2013 were the medical/ healthcare, energy and interest rate sensitive sectors. During the first quarter, supply disruptions at Questcor Pharmaceuticals, Inc. were tied to SKU changes required by Medicaid. This soft spot was short-lived as investors were encouraged by prescription trends that have regained strength and surpassed prior levels. Furthermore, investors seemed enthusiastic when Questcor announced the acquisition of a product that will provide it with international exposure while eliminating a potential long-term competing product. The outperformance in energy was partly due to the portfolio’s underweighted position in this sector and partly to strong performance within oil services. Disability insurer and group benefits provider, Unum Group, was the leader within the interest rate sensitive sector and the Fund’s top performer for the first six months. Investors rewarded the company’s stable-to- modestly improving operating results. Job growth was also an important factor in Unum’s strong performance as was the rising interest rate environment. We believe these two factors will continue to benefit the company’s results going forward.
  Relative returns were dampened by results in the technology, consumer cyclical and commercial services sectors. After a strong 2012 and first quarter 2013, investors were not satisfied that Dillard’s Inc. reported a quarter that was in-line with, but not as strong as previous quarters. Dillard’s, a Fund holding in the consumer cyclical sector, is a turnaround story that has historically been successful. We still see ample opportunity for sales growth and margin improvement as the company continues to close underperforming stores and introduces higher-end, unique vendor products. Silver producer, Hecla Mining Co. underperformed in the first half of the year as silver prices were under severe pressure. After Hecla announced the acquisition of Aurizon Mines, we elected to sell the position as we believe the price paid was excessive and were alarmed by the impact on the balance sheet.
  Most investors would agree Federal Reserve quantitative easing drove interest rates down to artificially low, unsustainable levels in an effort to stimulate stock prices, housing activity and associated home prices, and consumer net worth and by association, consumer confidence. While slower than expected, improvements in these areas now bring the capital markets to a critical juncture. Investors may for the first time in years be seeing negative total returns from their bond portfolios this quarter. The mantra that rewarded investors the past four to five years has been “don’t fight the Fed.” This particularly rewarded investors in lower-quality, less-liquid bonds and stocks with weaker fundamentals. It will be interesting to see what “don’t fight the Fed” will mean for the markets as they cautiously change direction. We believe the Fund’s focus on high- quality; dividend paying companies is well positioned for this environment.

WESTCORE MID-CAP VALUE DIVIDEND FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
Unum Group	2.19%	0.91%
AXIS Capital Holdings Ltd.	2.22	0.79
Questcor Pharmaceuticals Inc.	1.19	0.74
Tyson Foods Inc.	2.47	0.73
Omnicare Inc.	2.37	0.71

5 Lowest
Alexandria Real Estate
Equities Inc.	1.30%	-0.03%
Silgan Holdings Inc.	0.68	-0.03
Dillard's Inc.	2.00	-0.06
Ball Corp.	1.99	-0.12
Hecla Mining Co.	0.65	-0.64

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
Questcor Pharmaceuticals Inc.	2.9%
Reinsurance Group of America Inc.	2.8
Tyson Foods Inc.	2.6
Plantronics Inc.	2.6
American Water Works Co. Inc.	2.5
Westar Energy Inc.	2.4
The NASDAQ OMX Group Inc.	2.3
Quest Diagnostics Inc.	2.2
UGI Corp.	2.2
Home Properties Inc.	2.1
Total (% of Net Assets)	24.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Value
	as of 6/30/13	Category
Overall	«««	369
3 Year	«««	369
5 Year	««	312
10 Year	«««	176

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Mid-Cap	Russell Midcap®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$7.4	$9.8
Price/Cash Flow (1 year trailing)	9.5x	11.9x
Price/Book Value	2.3x	2.0x
Price/Earnings (1 year trailing)	14.5x	15.5x
Beta	0.9	1.0
Number of Holdings	55	563
Portfolio Turnover Rate	42%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX, WISCX)

Fund Strategy

Investing in small-company stocks that appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager Portfolio Manager Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	14.69%	17.33%	13.12%	5.25%	7.78%	8.35%	12/28/1993
Institutional Class
(WISCX)	14.75	17.48	13.25	5.39	7.87	8.39	9/28/2007
Russell 2000® Index	15.86	24.21	18.67	8.77	9.53	8.51
Lipper Small-Cap
Core Index	14.45	24.89	17.90	8.38	9.72	9.51

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.51%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.08%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  Despite second quarter outperformance, the Westcore Small-Cap Opportunity Fund underperformed its benchmark the Russell 2000® Index for the first half of 2013.
  The Federal Reserve attempted to provide clarity as to when it would begin to taper its quantitative easing programs. In so doing, the Fed is attempting to orchestrate a gradual movement of interest rates toward levels that more fairly reflect the current economic environment. History suggests this is a very difficult thing to accomplish. The stock market may also be recalibrating as investors feel less certain they will be protected by Federal Reserve actions.
  In mid-2013, the best contributors to relative performance were the interest rate sensitive, energy and basic materials sectors. Independent financial services distribution company, National Financial Partners Corp., was the standout performer in the interest rate sensitive sector. During the period Madison Dearborn Partners LLC, a private equity firm, offered to buy the company validating our opinion that National Financial was undervalued. We sold the stock and re-deployed the proceeds. KapStone Paper & Packaging Corp. was the standout in basic materials. KapStone’s recently announced acquisition of Longview Fibre and Packaging, Inc. increases its containerboard exposure and adds to its Kraft Paper business. Additionally, the acquisition will bring wallpaper to the company’s mix of products.
  Weak first half relative contributors were the commercial services, medical/healthcare and consumer cyclical sectors. Commercial services holding, Central Garden & Pet Co. has experienced disappointing revisions recently with uncharacteristically cooler weather impacting demand for its garden products. Further, increased inventory and higher marketing costs have impaired near-term cash flows. The new CEO indicated the company will embark on further cost cutting measures with a balanced approach focusing on greater profitability, sales growth and strong customer service. Medical/ healthcare holding, Orthofix International N.V., had a disappointing quarter as its stimulation business, one of its higher-margin units, has continued to be weak. Furthermore, every business unit outside of biologics has seemingly become impaired. With a lack of clarity on business improvement, we sold the stock.
  Most investors would agree Federal Reserve quantitative easing drove interest rates down to artificially low, unsustainable levels in an effort to stimulate stock prices, housing activity and associated home prices, and consumer net worth and by association, consumer confidence. While slower than expected, improvements in these areas now bring the capital markets to a critical juncture. Investors may for the first time in years be seeing negative total returns from their bond portfolios this quarter. The mantra that rewarded investors the past four to five years has been “don’t fight the Fed.” This particularly rewarded investors in lower-quality, less-liquid bonds and stocks with weaker fundamentals. It will be interesting to see what “don’t fight the Fed” will mean for the markets as they cautiously change direction. We believe the Fund’s focus on high-quality, cash flow driven companies allows it to be well positioned for this environment.

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
KapStone Paper &
Packaging Corp.	1.96%	1.23%
PAREXEL International Corp.	1.82	1.17
Monotype Imaging Holdings Inc.	2.10	1.14
National Financial
Partners Corp.	1.63	0.92
Schweitzer-Mauduit
International Inc.	3.09	0.87

5 Lowest
Schawk Inc.	0.57%	-0.22%
Tetra Tech Inc.	0.92	-0.50
Hecla Mining Co.	0.60	-0.59
Orthofix International N.V.	1.71	-0.63
Central Garden & Pet Co.	1.75	-0.76

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
Schweitzer-Mauduit International Inc.	3.7%
U.S. Physical Therapy Inc.	2.7
Express Inc.	2.5
PharMerica Corp.	2.5
Horace Mann Educators Corp.	2.5
LifePoint Hospitals Inc.	2.5
Plantronics Inc.	2.3
AmTrust Financial Services Inc.	2.3
Marten Transport Ltd.	2.2
West Pharmaceutical Services Inc.	2.1
Total (% of Net Assets)	25.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/13	Category
Overall	««	621
3 Year	«	621
5 Year	««	548
10 Year	««	339

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,394.0	$1,587.0
Price/Cash Flow (1 year trailing)	10.9x	13.3x
Price/Book Value	2.1x	2.3x
Price/Earnings (1 year trailing)	17.9x	18.4x
Beta	0.9	1.0
Number of Holdings	60	1,934
Portfolio Turnover Rate	60%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (WTSVX, WISVX)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager Portfolio Manager Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	17.23%	21.50%	16.83%	7.66%	—	6.11%	12/13/2004
Institutional Class
(WISVX)	17.41	21.76	16.96	7.77	—	6.17	9/28/2007
Russell 2000®
Value Index	14.39	24.77	17.33	8.59	—	5.72
Lipper Small-Cap
Value Index	14.09	24.29	16.92	8.98	—	6.74

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.40%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The Westcore Small-Cap Value Dividend Fund outperformed its benchmark, the Russell 2000 Value® Index, for the first half of 2013.
  The Federal Reserve attempted to provide clarity as to when it would begin to taper its quantitative easing programs. In so doing, the Fed is attempting to orchestrate a gradual movement of interest rates toward levels that more fairly reflect the current economic environment. History suggests this is a very difficult thing to accomplish. The stock market may also be recalibrating as investors feel less certain they will be protected by Federal Reserve actions.
  The interest rate sensitive, medical/healthcare and energy sectors were the most significant contributors to relative performance in the first six months of the year. Endurance Specialty Holdings, Ltd., a worldwide insurance underwriter of personal and commercial property, was the strongest performer within the interest rate sensitive holdings. The stock benefitted from investors growing comfortable with the idea of a more “normal” year for crop insurance. If realized, this could result in significant earnings improvement versus 2012. We continue to like its mix of insurance and reinsurance lines, as well as its meaningful scale in the crop insurance area. Within medical/healthcare, supply disruptions at Questcor Pharmaceuticals, Inc. were tied to SKU changes required by Medicaid. This soft spot was short-lived as investors were encouraged by prescription trends that have regained strength and surpassed prior levels. Furthermore, investors seemed enthusiastic when Questcor announced the acquisition of a product that will provide it with international exposure, while eliminating a potential long-term competing product. Questcor ended the first half as the Fund’s best performer.
  The sectors that produced the most disappointing relative contributions were consumer cyclical, commercial services and technology. The Brink’s Company, within the commercial services sector, was among the Fund’s weakest holdings. While results for the second quarter were better than expected largely due to solid performance in Venezuela and the Asia Pacific region, investors continue to focus on concerns in the North America market. Management continues to shed unprofitable business units in order to improve operating margins. We see the potential for future improvements in cash flow and profits for Brink’s. In technology, semiconductor holding, Intersil Corp., had disappointing results. Investors are looking for more clarity from the new CEO and yet-to-be-named CFO as to their goals and time table for achievement. We continue to believe the semiconductor industry is experiencing a favorable upswing in demand.
  Most investors would agree Federal Reserve quantitative easing drove interest rates down to artificially low, unsustainable levels in an effort to stimulate stock prices, housing activity and associated home prices, and consumer net worth and by association, consumer confidence. While slower than expected, improvements in these areas now bring the capital markets to a critical juncture. Investors may for the first time in years be seeing negative total returns from their bond portfolios this quarter. The mantra that rewarded investors the past four to five years has been “don’t fight the Fed.” This particularly rewarded investors in lower-quality, less-liquid bonds and stocks with weaker fundamentals. It will be interesting to see what “don’t fight the Fed” will mean for the markets as they cautiously change direction. We believe the Fund’s focus on high-quality, dividend paying companies is well positioned for this environment.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return

Questcor Pharmaceuticals Inc.	1.55%	0.99%
West Pharmaceutical
Services Inc.	3.49	0.95
Schweitzer-Mauduit
International Inc.	2.85	0.76
Endurance Specialty
Holdings Ltd.	2.56	0.75
Plantronics Inc.	3.13	0.62

5 Lowest
Intersil Corp.	1.27%	-0.03%
Brady Corp.	0.39	-0.06
Cabot Corp.	0.43	-0.14
The Brink's Co.	2.04	-0.22
Hecla Mining Co.	0.29	-0.28

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)

West Pharmaceutical Services Inc.	3.7%
Schweitzer-Mauduit International Inc.	3.2
Plantronics Inc.	3.0
Questcor Pharmaceuticals Inc.	2.8
MAXIMUS Inc.	2.7
Endurance Specialty Holdings Ltd.	2.7
Tidewater Inc.	2.3
Buckeye Technologies Inc.	2.2
Portland General Electric Co.	2.1
Compass Minerals International Inc.	2.0
Total (% of Net Assets)	26.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 6/30/13	Category
Overall	«««	295
3 Year	«««	295
5 Year	«««	254

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Small-Cap	Russell 2000®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,892.0	$1,367.0
Price/Cash Flow (1 year trailing)	11.9x	11.4x
Price/Book Value	2.1x	1.7x
Price/Earnings (1 year trailing)	17.6x	15.8x
Beta	0.9	1.0
Number of Holdings	64	1,392
Portfolio Turnover Rate	36%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Jon K. Tesseo Portfolio Manager

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	16.60%	24.93%	18.73%	9.91%	—	8.63%	6/23/2008
Russell Microcap® Index	18.32	25.38	18.28	8.53	—	6.46
Lipper Small-Cap Core Index	14.45	24.89	17.90	8.38	—	7.47

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.72%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  For first half of 2013 the Westcore Micro-Cap Opportunity Fund underperformed its benchmark, the Russell Microcap® Index. Although all sectors in both the Fund and the benchmark produced positive performance for the period, the Fund’s performance relative to the benchmark was mixed. It outperformed in six sectors, underperformed in six sectors and performed in-line with the benchmark in one sector.
  On the factor front, the first quarter and the second quarter were nearly opposite. In the first quarter, the models we use to help manage and select stocks for the Fund did not do well. Growth stocks and non-dividend paying companies did well, and beta and price momentum were predictive in the first quarter. In the second quarter things reversed and our models provided better results. Price momentum continued to be predictive, valuation and return on equity also were predictive factors, and dividend-paying companies did well.
  The Fund’s best-performing sectors relative to the benchmark were consumer cyclicals, consumer staples and basic materials. While the Fund was overweighted in both the consumer cyclicals and consumer staples sectors, our model-based stock selection drove performance. In the basic materials sector, the benchmark did not perform terribly well and our models did a good job of selecting stocks, resulting in Fund outperformance in that sector.
  The medical/healthcare, interest rate sensitive and commercial services sectors were the Fund’s worst performers relative to the benchmark. The Fund was underweighted in the medical/ healthcare sector for much of the first half of the year and the sector did well. Additionally, the models did not do a good job of selecting names in the sector. The Fund was underweighted in the interest rate sensitive sector, which helped relative performance, but was not enough to offset the models’ stock selection in the sector.
  Interestingly, both the Fund’s best and worst performing companies in the first half of 2013 were pharmaceutical companies. Obagi Medical Products Inc. was the Fund’s top performing stock. Obagi, which develops prescription skin care products, was acquired in a deal that was completed in April. Affymax Inc. was the Fund’s worst performer as its only drug was pulled from use due to safety concerns.
  Consumer cyclicals sector holding IDT Corp. was the Fund’s best performing stock. This telecommunication services company’s primary business segment sells international phone cards under multiple brand names. A second segment offers phone service to over 55,000 primarily residential customers. Another top performer in the first half of the year was transportation sector holding Saia Inc. Saia is a multi-regional, less-than-truckload shipping company headquartered in Georgia.
  Another medical/healthcare sector holding, Spectrum Pharmaceuticals Inc. was also a drag on performance. Spectrum focuses on oncology and hematology drugs. Interest rate sensitive sector holding Consumer Portfolio Services Inc. was among the Fund’s worst performers in the period. The company specializes in providing financing for the purchase of new and used cars and trucks by retail customers. It serves as a source of funds for consumers who might not qualify for loans through more conventional sources.
  We believe the Fund is well-positioned going into the second half of the year as our proprietary models continue to search for quality micro- cap companies.

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
IDT Corp.	1.03%	0.53%
Stoneridge Inc.	0.75	0.35
VSE Corp.	0.62	0.32
Gray Television Inc.	0.66	0.29
Obagi Medical Products Inc.	0.45	0.28

5 Lowest
CDI Corp.	0.69%	-0.15%
Access National Corp.	0.32	-0.16
Endeavour Silver Corp.	0.23	-0.16
Lionbridge Technologies Inc.	0.38	-0.19
Consumer Portfolio
Services Inc.	0.65	-0.35

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
Hawaiian Holdings Inc.	0.9%
Neutral Tandem Inc.	0.9
Sparton Corp.	0.9
National Western Life Insurance Co.	0.9
Endocyte Inc.	0.9
Ituran Location and Control Ltd.	0.9
Enterprise Financial Services Corp.	0.9
Central Pacific Financial Corp.	0.9
Kona Grill Inc.	0.9
Rick's Cabaret International Inc.	0.9
Total (% of Net Assets)	9.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 6/30/13	Category
Overall	««««	621
3 Year	«««	621
5 Year	««««	548

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$364.0	$482.0
Price/Cash Flow (1 year trailing)	10.0x	12.7x
Price/Book Value	1.9x	2.0x
Price/Earnings (1 year trailing)	13.3x	15.5x
Beta	0.9	1.0
Number of Holdings	177	1,414
Portfolio Turnover Rate	93%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE INTERNATIONAL SMALL-CAP FUND (WTIFX)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
						Since	Inception
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	-1.23%	9.40%	15.74%	8.86%	10.25%	5.44%	12/15/1999
MSCI EAFE
Small-Cap Index	5.69	20.88	11.88	2.48	10.38	6.63
Lipper International
Small-Cap Index	6.52	22.04	13.19	2.95	11.79	6.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.66%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary
  Global markets were mixed during the first half of the year. U.S. markets took center stage as signs of improvement in the United States overshadowed the continued malaise in international markets. This environment favored U.S. and European stocks while those in Australia, China and emerging markets struggled. Most Asian markets finished the first half in negative territory with Japan’s Nikkei 225 Stock Average the only market in the region to post healthy gains. Japan’s performance was mainly attributable to the continued weakness of the Japanese yen due to economic stimulus policies implemented earlier this year known as “Abenomics”. These policies particularly helped Japan’s large-cap export companies while its small-cap companies continued to trail. Against this backdrop, the Westcore International Small-Cap Fund trailed its benchmark, the MSCI EAFE Small-Cap Index, for the six months ended June 30, 2013.
  The bulk of the Fund’s underperformance relative to its benchmark stemmed from holdings in Japan and Australia. The strength of the Japanese market combined with the Fund’s underweight position there accounted for almost half of the underperformance. Additionally, one of the Fund’s Japanese holdings, DeNA Company Ltd., which we have discussed in past commentaries, continued to struggle. DeNA, a social mobile gaming company, has been largely traded based on “buzz” in the industry. We focus on company operations, rather than industry buzz, and we currently believe in DeNA’s long-term prospects as its earnings have been up strongly. Most of the concerns surrounding DeNA have been based on one of its competitors, GungHo Online Entertainment Inc., whose stock surged as a result of its creation of one wildly popular game. The Fund’s holdings in Australia also detracted significantly from performance in the first half of 2013. China’s slowing economy impacted commodities in Australia which in turn led to Australian stocks being sold indiscriminately. Cardno Ltd., an environmental engineering firm with half of its business outside of Australia, along with Decmil Group Ltd., a construction company, are both examples of companies that have been sold off due to economic concerns related to commodities and mining in Australia. We currently believe these are both stable businesses with strong operations.
  One of the top contributors to the Fund’s performance in the first half of the year was Hong Kong-based Bonjour Holdings Ltd., a cosmetics retailer and wholesaler. Despite weaker retail sentiment, Bonjour’s sales performance has remained on track and the company plans to expand its retail network by three to five stores in Hong Kong this year. United Kingdom-based IG Group Holdings PLC, which provides derivative trading services, was another top contributor. IG Group benefited from increased market volatility surrounding the Cyprus “bail-in”, the fall in gold prices and movements in the yen. Another contributor was Pico Far East Holdings Ltd., a Hong-Kong-based exhibition and event marketing services provider. Pico continued to lead in the space in China and other Asian markets. Its underlying growth has been solid and it has attracted investors with its expansion into new markets.
  Despite slowing growth in China and related economies such as Australia, we remain cautiously optimistic. In general, company operations appear strong and valuations are compelling. We continue to focus on investing in companies that we believe are fast-growing, cash generative businesses with sound balance sheets. This focus, coupled with our strict valuation process, has been the cornerstone of the Fund’s investment process.

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)

Stock Performance

(for the year ended 6/30/13)

	Average	Contribution
5 Highest	Weight	to Return
ICAP PLC	2.24%	0.57%
Bonjour Holdings Ltd.	2.83	0.53
IG Group Holdings PLC	5.18	0.45
Azimut Holding S.p.A.	3.18	0.44
Prestige International Inc.	2.39	0.44

5 Lowest
Andritz AG	2.64%	-0.66%
Decmil Group Ltd.	2.05	-0.82
Ports Design Ltd.	4.29	-0.96
DeNA Co. Ltd.	4.69	-1.50
Cardno Ltd.	5.99	-2.37

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 6/30/13)
Credit Corp Group Ltd. [Australia]	6.9%
Pico Far East Holdings Ltd. [Hong Kong]	6.8
Cardno Ltd. [Australia]	5.3
DeNA Co. Ltd. [Japan]	4.3
Tsuruha Holdings Inc. [Japan]	4.0
Ports Design Ltd. [Hong Kong]	4.0
IG Group Holdings PLC [United Kingdom]	3.9
ITE Group PLC [United Kingdom]	3.9
Bonjour Holdings Ltd. [Hong Kong]	3.8
Ashmore Group PLC [United Kingdom]	3.8
Total (% of Net Assets)	46.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 6/30/13	Growth Category
Overall	«««	111
3 Year	««««	111
5 Year	«««««	88
10 Year	««	58

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-Cap Index
Weighted Average Market Capitalization ($ Mil)	$1,662.0	$1,839.0
Number of Countries Represented	11	22
Price/Earnings (1 year trailing)	12.0x	12.1x
Price/Book Value	2.7x	1.9x
Number of Holdings	37	2,156
Portfolio Turnover Rate	45%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocation

Percentages are based on Total Net Assets

Market Capitalization

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager

Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	0.31%	5.60%	8.79%	6.94%	5.96%	7.72%	4.47%	6/1/1988
Institutional Class (WILTX)	0.35	5.74	8.89	7.03	6.02	7.74	4.62	9/28/2007
Barclays U.S. Corporate
High Yield Ba Index	0.06	7.36	10.16	11.10	8.58	9.06	—
Westcore Flexible Income
Fund Custom Index	0.06	7.36	10.16	11.10	8.58	9.16	—
Lipper High Current
Yield Index	1.68	9.78	10.16	8.53	7.49	7.21	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.86%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.31%, Net: 0.72%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.40% for the retail class and 4.16% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk. Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The high-yield market exhibited volatility exiting the first half of the year as capital flows displayed investor uneasiness with the increasing potential for the Federal Reserve to move to a less accommodative policy. Our view is that while we are inevitably moving closer to a reduction in monetary stimulus, the economy has not yet exhibited the strength necessary to overcome the inertia caused by deleveraging. When the slow growth we’ve experienced is placed into the context of current global economic uncertainty, relatively benign inflationary pressure, and an environment conducive to surprise exogenous events, perhaps the probability of meaningful and imminently higher rates from recent levels is more limited than may otherwise be perceived.
  The high-yield asset class has provided positive returns year-to-date and superior relative performance to other fixed income asset classes in general. The high-yield market currently remains susceptible to negative capital flows and is likely to continue to exhibit volatility under such circumstances. While outflows would impact valuations, we are presently optimistic regarding the underlying fundamentals of the high-yield market due to relatively healthy balance sheets in general, an overall low default rate and the limited amount of debt that needs to be refinanced over the next few years. Areas of increasing concern that we are monitoring include the potential for levering events by specific companies, rising correlation of high-yield returns to the Treasury market and weakening trends in covenant protection for bondholders.
  The Westcore Flexible Income Fund outperformed its benchmark, the Barclays U.S. Corporate High Yield Ba Index, in the first six months of 2013. Our focus on underlying asset support and the resulting underweight of financials detracted from the Fund’s performance relative to its benchmark through the first six months of the year. However, the Fund’s shorter duration, avoidance of financial hybrid securities and focus on less economically sensitive issues aided performance, specifically during the most recent quarter of volatility. Consistent with the benchmark and across fixed income markets, the Fund did exhibit increased correlation with the Treasury market move during the latter half of the period, which negatively impacted performance.
  We believe the Fund is positioned to offer competitive yield with more limited downside price volatility versus traditional high-yield funds, and the most recent period appears to support that profile. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle, and the overweight of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy works over the long-term for investors who want comparative yield from a high-yield fund, but who are a little more sensitive to volatility and are more focused on capital preservation.

WESTCORE FLEXIBLE INCOME FUND (continued)

Top Ten Corporate Credit Exposure

(as of 6/30/13)

Range Resources Corp.	3.0%
Tuckahoe Credit Lease Trust	2.9
Frontier Communications	2.9
Goodyear Tire & Rubber Co.	2.9
Calpine Corp.	2.8
Centerpoint Properties Trust	2.8
Potlatch Corp.	2.6
Crown Americas LLC	2.5
USG Corp.	2.4
Ball Corp.	2.4
Total (% of Net Assets)	27.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
	Morningstar	Funds in High
	Rating™	Yield Bond
	as of 6/30/13	Category
Overall	««	525
3 Year	«««	525
5 Year	««	467
10 Year	«	326

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Effective Duration	4.7 years	5.0 years
Effective Maturity	8.6 years	7.3 years
Number of Holdings	66	697
Portfolio Turnover Rate	15%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager

Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	-2.23%	0.13%	4.19%	5.21%	5.05%	6.53%	2.38%	6/1/1988
Institutional Class (WIIBX)	-2.13	0.22	4.34	5.32	5.12	6.56	2.57	9/28/2007
Barclays U.S. Aggregate
Bond Index	-2.44	-0.69	3.51	5.19	4.52	7.00	—
Lipper Intermediate
Investment Grade Index	-2.50	0.95	4.60	5.95	4.56	6.46	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.75%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.59%, Net: 0.40%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.20% for the retail class and 2.39% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  Interest rates turned higher in the first half of the year with reports that the global economy had stabilized at slow but steady growth, along with declining unemployment here in the United States. The market was further disrupted by recent comments from Chairman Bernanke that the Federal Reserve may begin to slow or even cease its exceptional monetary accommodation within the next 3 to 12 months. The Fed’s data-dependent withdrawal will be based on its current forecast of accelerating growth and modest inflation, should they come to fruition. We continue to be skeptical of the Fed’s optimism for a sustained, accelerating recovery in light of limited inflation, declining inflation expectations, and continuing sluggishness in the global economy.
  The U.S. bond market provided negative returns to investors as Treasury rates rose for all but the shortest maturities. Against this backdrop, the Westcore Plus Bond Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the first half of 2013. The Fund’s interest rate positioning did not materially affect relative performance as its exposure was similar to the benchmark’s. The Fund’s overweighted allocation to non-Treasuries continued to provide additional income relative to the benchmark in a low interest rate environment; however the additional yield was not enough to offset the negative price return due to higher Treasury rates and widening credit spreads. Within the Fund’s corporate holdings, the allocation to high-yield securities, primarily “BB” rated, was beneficial as high-yield corporate bonds outperformed investment-grade corporate bonds. The Fund’s modest underweighted position in mortgage-backed securities (MBS) was also beneficial, as MBS underperformed due to rising market interest rates and speculation of slowing Federal Reserve purchases.
  Despite recent signs of modest strength, our economic outlook continues to foresee slow global growth as we move through the fourth year of recovery following the Great Recession of 2008-09. With growth this low, as well as the unsolved and growing global imbalances of debt and deficits, we believe it wouldn’t take much of a shock to push growth back into recession. This condition seems likely to keep our economy in a cycle of short and shallow recoveries followed by periods of weakness until we truly begin correcting imbalances and return to a path of sustainable prosperity. We also see a return of the various factors that have abated recently, but which likely will limit the rise in rates. These include ongoing problems in Europe and Japan, and emerging issues in China and other developing markets.
  We are likely to continue positioning the Fund with modestly reduced interest rate exposure given the risk-reward trade-off that limits large price gains from bonds. Our current intent is to maintain the Fund’s overweight position in corporate bonds, including higher-quality, high-yield issues, in an environment of healthy corporate profits and strong balance sheets. The goal of this positioning is to provide an income advantage over the Fund’s benchmark. While we are concerned about the recent rise in rates, we are not convinced the market is headed to significantly higher interest rates. With inflation declining, unemployment high, and very slow economic growth, we do not believe a sustained rise in rates is warranted or supportable by the market for more than a short time.

WESTCORE PLUS BOND FUND (continued)

Top Ten Corporate Credit Exposure

(as of 6/30/13)

Crown Castle Towers LLC	1.4%
PepsiCo Inc.	1.4
Potlatch Corp.	1.2
City National Corp.	1.2
Wal-Mart Stores Inc.	1.1
Anheuser Busch Co.	1.1
Darden Restaurants Inc.	1.1
Kohl's Corp.	1.1
Oncor Electric Delivery Co. LLC	1.1
Washington REIT	1.1
Total (% of Net Assets)	11.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
		Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 6/30/13	Category
Overall	««««	1,005
3 Year	«««	1,005
5 Year	«««	873
10 Year	««««	616

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)

	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Effective Duration	5.5 years	5.5 years
Effective Maturity	7.8 years	7.5 years
Number of Holdings	227	8,395
Portfolio Turnover Rate	34%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	6	1	3	5	10	Since	30-Day	Incep.
	Months	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	-3.23%	-0.64%	3.36%	4.24%	3.35%	4.81%	2.80%	6/1/1991
Barclays U.S. 10-Year
Municipal Bond Index	-2.77	0.09	4.88	5.94	4.71	6.15	—
Lipper Intermediate
Municipal Debt Index	-2.33	0.10	3.73	4.46	3.56	4.90	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.82%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.64%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary
  The Westcore Colorado Tax-Exempt Fund underperformed its benchmark, the Barclays U.S. 10-Year Municipal Bond Index for the six months ended June 30, 2013. The Fund’s underperformance in recent periods has been due to the relative underperformance of high-quality intermediate maturity issues. Shorter maturities, as well as lower-quality issues, held up better in the rising rate environment.
  While we are concerned with the recent rise in rates, we don’t believe we are headed to continually higher and higher interest rates. With inflation declining, unemployment high, and very slow economic growth, we do not believe a sustained rise in rates is warranted or supportable by the market.
  The Fund’s modified duration as of June 30, 2013 was 5.3 years and its average maturity was 6.3 years. Both were slightly less than at the previous year-end of December 31, 2012. As of June 30 no individual holdings within the Fund were subject to the Alternative Minimum Tax (AMT). Except for the 2.0% cash equivalent position, the Fund was entirely invested in tax-exempt securities of issuers domiciled within the state of Colorado.
  Interest rates turned higher in the first half of the year with reports that the global economy was stabilizing with slow, but steady, growth. The market was further disrupted by Federal Reserve Chairman Ben Bernanke’s recent comments that the Fed may at some point within the next 6 to 12 months begin to slow or even stop its exceptional monetary accommodation. Its withdrawal would be based on its current forecast of accelerating growth and modest inflation coming to fruition. We continue to be skeptical of its optimism for a sustained recovery in light of the continuing struggles and imbalances in the global economy.
  The Colorado municipal bond market has been relatively unaffected by the continued isolated instances of well-publicized credit issues coming from Detroit and California, as well as the pension reform issues that have hurt the state of Illinois. Colorado municipalities have done well in managing their debts with reduced expenses and some increased revenues as the local economy continues to recover from the latest recession. We remain positive on the underlying credit worthiness of the majority of Colorado issuers.
  We anticipate keeping the Fund’s cash equivalent position to a minimum and utilizing excess funds for purchases of new Colorado issuance or secondary securities within the 10-20 year range with coupons of 5% or higher. We intend to maintain the current credit quality of the underlying holdings within the Fund.

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Top Ten Holdings

(as of 6/30/13)	% of Net Assets
Denver City & County School District #1
5.25%, 12/1/2025	2.3%
Eagle Garfield & Rout County SD Re-50J
5.00%,12/1/2026	2.2
Arapahoe County School District #1
5.00%, 12/1/2029	2.1
Platte River Power Auth Power Rev
5.00%, 6/1/2027	1.7
Colorado Springs Utilities Revenue
4.00%, 11/15/2030	1.6
Jefferson County School District R-001
5.25%, 12/1/2024	1.4
Castle Rock Sales & Use Tax Revenue
5.00%, 6/1/2029	1.4
Denver City & County Excose Tax Revenue
5.25%, 9/1/2018	1.3
Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/2023	1.3
Roaring Fork School District Re-1
5.00%, 12/15/2024	1.3
Total (% of Net Assets)	16.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number of
		Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 6/30/13	Category
Overall	«««	219
3 Year	«««	219
5 Year	«««	216
10 Year	«««	201

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 6/30/13)
	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Effective Duration	5.2 years	5.9 years
Effective Maturity	6.3 years	9.9 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	152	—
Portfolio Turnover Rate	22%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

FUND EXPENSES

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2013 and held until June 30, 2013.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 181/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.10%	0.89%
Westcore MIDCO Growth Fund	1.05%	0.88%
Westcore Select Fund	1.09%	N/A
Westcore Blue Chip Dividend Fund	1.13%	0.92%
Westcore Mid-Cap Value Dividend Fund	1.23%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.15%
Westcore Small-Cap Value Dividend Fund	1.30%	1.12%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.69%
Westcore Plus Bond Fund	0.55%	0.38%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

FUND EXPENSES (continued)

				Expense Paid
		Beginning Account	Ending Account	During the Period
		Value	Value	1/1/2013 to
Fund		1/1/2013	6/30/2013	6/30/2013 (1)
Westcore Growth Fund
Retail Class	Actual	1,000.00	1,086.70	5.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
Institutional Class	Actual	$1,000.00	$1,087.00	$4.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,155.50	$5.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26
Institutional Class	Actual	$1,000.00	$1,157.50	$4.71
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,165.70	$5.85
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46
Westcore Blue Chip Dividend Fund
Retail Class	Actual	$1,000.00	$1,110.00	$5.91
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66
Institutional Class	Actual	$1,000.00	$1,111.20	$4.82
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,157.10	$6.58
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,146.90	$6.92
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,147.90	$6.12
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,172.30	$7.00
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Institutional Class	Actual	$1,000.00	$1,174.10	$6.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,166.00	$6.98
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$987.70	$7.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,003.10	$4.22
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Institutional Class	Actual	$1,000.00	$1,003.50	$3.43
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$977.70	$2.70
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76
Institutional Class	Actual	$1,000.00	$978.70	$1.86
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	$1.91
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$967.70	$3.17
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

IMPORTANT DISCLOSURES

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

IMPORTANT DISCLOSURES (continued)

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2013.

Morningstar Disclosures

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/13 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

IMPORTANT DISCLOSURES (continued)

Definitions of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating – A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off – A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS

Westcore Growth Fund	32

Westcore MIDCO Growth Fund	34

Westcore Select Fund	36

Westcore Blue Chip Dividend Fund	37

Westcore Mid-Cap Value Dividend Fund	38

Westcore Small-Cap Opportunity Fund	40

Westcore Small-Cap Value Dividend Fund	42

Westcore Micro-Cap Opportunity Fund	44

Westcore International Small-Cap Fund	47

Westcore Flexible Income Fund	49

Westcore Plus Bond Fund	52

Westcore Colorado Tax-Exempt Fund	58

Common Abbreviations	63

STATEMENTS OF ASSETS AND LIABILITIES	64

STATEMENTS OF OPERATIONS	66

STATEMENTS OF CHANGES IN NET ASSETS	68

FINANCIAL HIGHLIGHTS	72

NOTES TO FINANCIAL STATEMENTS	82

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.66%
Consumer Discretionary		19.78%
Automobiles		1.41%
Toyota Motor Corp. - ADR
(Japan)	8,350	$1,007,511
Hotels, Restaurants & Leisure		5.20%
Las Vegas Sands Corp.	22,220	1,176,105
Panera Bread Co. -
Class A**	5,300	985,482
Starbucks Corp.	23,600	1,545,564
		3,707,151
Household Durables		2.05%
PulteGroup Inc.**	29,350	556,769
Whirlpool Corp.	7,900	903,444
		1,460,213
Internet & Catalog Retail		4.34%
Amazon.com Inc.**	6,200	1,721,678
Priceline.com Inc.**	1,660	1,373,036
		3,094,714
Media		2.04%
Walt Disney Co.	23,050	1,455,607
Specialty Retail		3.18%
Home Depot Inc.	29,238	2,265,068
Textiles, Apparel & Luxury Goods		1.56%
Michael Kors Holdings
Ltd. (British Virgin
Islands)**	17,950	1,113,259
Total Consumer Discretionary
(Cost $11,524,319)		14,103,523
Consumer Staples		9.32%
Food & Staples Retailing		4.92%
Costco Wholesale Corp.	14,550	1,608,794
CVS Caremark Corp.	15,000	857,700
Whole Foods Market Inc.	20,300	1,045,044
		3,511,538
Food Products		2.95%
Green Mountain Coffee
Roasters, Inc.**	13,600	1,020,816
Hain Celestial Group Inc.**	16,700	1,084,999
		2,105,815
Personal Products		1.45%
The Estee Lauder Cos. Inc. -
Class A	15,700	1,032,589
Total Consumer Staples
(Cost $6,372,179)		6,649,942

	Shares	Market Value
Energy		4.39%
Energy Equipment & Services		1.41%
Cameron International
Corp.**	16,450	$1,006,082
Oil, Gas & Consumable Fuels		2.98%
Cabot Oil & Gas Corp.	17,900	1,271,258
EOG Resources Inc.	6,500	855,920
		2,127,178
Total Energy
(Cost $2,821,828)		3,133,260

Financials		8.71%
Capital Markets		3.03%
Affiliated Managers Group
Inc.**	6,775	1,110,693
Goldman Sachs Group Inc.	6,950	1,051,188
		2,161,881
Commercial Banks		0.75%
SunTrust Banks Inc.	17,000	536,690
Diversified Financial Services		2.28%
Citigroup Inc.	11,300	542,061
JPMorgan Chase & Co.	20,500	1,082,195
		1,624,256
Insurance		2.65%
American International
Group Inc.**	19,800	885,060
Berkshire Hathaway Inc.
Class B**	8,950	1,001,684
		1,886,744
Total Financials
(Cost $5,109,067)		6,209,571

Health Care		10.16%
Biotechnology		3.86%
Biogen Idec Inc.**	5,762	1,239,982
Gilead Sciences Inc.**	29,600	1,515,816
		2,755,798
Health Care Providers & Services		4.88%
Express Scripts Holding
Co.**	25,000	1,542,250
Omnicare Inc.	18,600	887,406
Universal Health Services
Inc. - Class B	15,700	1,051,272
		3,480,928
Pharmaceuticals		1.42%
Endo Health Solutions Inc.**	27,500	1,011,725
Total Health Care
(Cost $5,738,864)		7,248,451

	Shares	Market Value
Industrials		11.72%
Aerospace & Defense		4.80%
Honeywell International
Inc.	20,950	$1,662,173
TransDigm Group Inc.	4,300	674,111
Triumph Group Inc.	13,750	1,088,313
		3,424,597
Airlines		1.46%
Delta Air Lines Inc.**	55,800	1,044,018
Electrical Equipment		2.87%
AMETEK Inc.	24,127	1,020,551
Eaton Corp. PLC (Ireland)	15,600	1,026,636
		2,047,187
Industrial Conglomerates		0.97%
Carlisle Cos. Inc.	11,050	688,525
Road & Rail		1.62%
J.B. Hunt Transport
Services Inc.	16,000	1,155,840
Total Industrials
(Cost $7,137,136)		8,360,167

Information Technology		29.76%
Computers & Peripherals		6.19%
Apple Inc.	8,457	3,349,648
SanDisk Corp.**	17,400	1,063,140
		4,412,788
Internet Software & Services		5.68%
Google Inc. - Class A**	3,636	3,201,025
LinkedIn Corp. - Class A**	4,775	851,383
		4,052,408
IT Services		5.28%
Accenture PLC - Class A
(Ireland)	19,300	1,388,828
Visa Inc. - Class A	13,000	2,375,750
		3,764,578
Semiconductors & Semiconductor
Equipment		4.29%
Intel Corp.	56,000	1,356,320
Lam Research Corp.**	12,300	545,382
Microchip Technology Inc.	16,900	629,525
ON Semiconductor Corp.**	65,700	530,856
		3,062,083
Software		8.32%
Microsoft Corp.	88,700	3,062,811
NetSuite Inc.**	11,750	1,077,945
Splunk Inc.**	25,500	1,182,180
Workday Inc. - Class A**	9,500	608,855
		5,931,791

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Total Information Technology
(Cost $15,794,190)		$21,223,648

Materials		0.98%
Construction Materials		0.98%
Martin Marietta Materials
Inc.	7,100	698,782
Total Materials
(Cost $712,189)		698,782

Telecommunications Services		0.84%
Wireless Telecommunications Services		0.84%
T-Mobile US Inc.	24,100	597,921
Total Telecommunications Services
(Cost $588,079)		597,921
Total Common Stocks
(Cost $55,797,851)		68,225,265

MONEY MARKET MUTUAL FUNDS		4.97%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	3,545,944	3,545,944
Total Money Market Mutual Funds
(Cost $3,545,944)		3,545,944
Total Investments
(Cost $59,343,795)	100.63%	71,771,209
Liabilities in Excess of
Other Assets	(0.63%)	(451,368)
Net Assets	100.00%	$71,319,841

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**  Non-income producing security.
(1)  Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		97.81%
Consumer Discretionary		30.24%
Auto Components		3.79%
BorgWarner Inc.**	23,450	$2,020,217
Delphi Automotive PLC
(Jersey)	39,440	1,999,214
		4,019,431
Hotels, Restaurants & Leisure		5.71%
Chipotle Mexican Grill Inc.**	5,790	2,109,587
Dunkin’ Brands Group Inc.	26,520	1,135,586
Panera Bread Co. -
Class A**	5,470	1,017,092
Wynn Resorts Ltd.	14,040	1,797,120
		6,059,385
Household Durables		1.40%
DR Horton Inc.	69,930	1,488,110
Internet & Catalog Retail		2.09%
Netflix Inc.**	10,520	2,220,667
Media		4.47%
Discovery Communications
Inc. - Class A**	30,930	2,388,105
Sirius XM Radio Inc.	705,160	2,362,286
		4,750,391
Specialty Retail		6.35%
CarMax Inc.**	36,820	1,699,611
DSW Inc. - Class A	18,860	1,385,644
Express Inc.**	87,750	1,840,118
Tractor Supply Co.	9,280	1,091,421
Urban Outfitters, Inc.**	18,190	731,602
		6,748,396
Textiles Apparel & Luxury Goods		6.43%
Carter’s Inc.	12,130	898,469
Michael Kors Holdings
Ltd. (British Virgin
Islands)**	33,891	2,101,920
Ralph Lauren Corp.	12,950	2,249,933
Under Armour Inc. -
Class A**	26,520	1,583,509
		6,833,831
Total Consumer Discretionary
(Cost $25,188,544)		32,120,211

Consumer Staples		5.01%
Food & Staples Retailing		3.43%
Fresh Market Inc.**	16,760	833,307
Pricesmart Inc.	14,580	1,277,645
Whole Foods Market Inc.	29,700	1,528,956
		3,639,908

	Shares	Market Value
Food Products		1.58%
Mead Johnson Nutrition
Co.	21,230	$1,682,053

Total Consumer Staples
(Cost $5,425,552)		5,321,961

Energy		6.93%
Energy Equipment & Services		3.71%
Cameron International
Corp.**	21,410	1,309,435
Core Laboratories NV
(Netherlands)	4,930	747,684
Oceaneering International
Inc.	26,110	1,885,142
		3,942,261
Oil, Gas & Consumable Fuels		3.22%
Noble Energy Inc.	22,890	1,374,316
Pioneer Natural
Resources Co.	14,160	2,049,660
		3,423,976
Total Energy
(Cost $5,825,009)		7,366,237

Financials		4.99%
Capital Markets		1.97%
Affiliated Managers Group
Inc.**	12,780	2,095,153
Commercial Banks		1.09%
SVB Financial Group**	13,900	1,158,148
Real Estate Management &
Development		1.93%
CBRE Group Inc. -
Class A**	32,350	755,696
Realogy Holdings Corp.**	26,960	1,295,159
		2,050,855
Total Financials
(Cost $4,604,063)		5,304,156

Health Care		11.18%
Biotechnology		7.55%
Alkermes PLC (Ireland)**	55,880	1,602,638
Cubist Pharmaceuticals
Inc.**	32,350	1,562,505
Onyx Pharmaceuticals
Inc.**	16,360	1,420,375
Pharmacyclics Inc.**	19,270	1,531,387
Regeneron
Pharmaceuticals Inc.**	8,450	1,900,236
		8,017,141

	Shares	Market Value
Health Care Equipment & Supplies		2.63%
Align Technology Inc.**	45,550	$1,687,172
Sirona Dental Systems
Inc.**	16,742	1,102,963
		2,790,135
Life Sciences Tools & Services		1.00%
Bruker Corp.**	66,200	1,069,130

Total Health Care
(Cost $9,817,762)		11,876,406

Industrials		13.22%
Building Products		1.65%
Lennox International Inc.	27,180	1,754,197
Electrical Equipment		4.25%
Acuity Brands Inc.	17,600	1,329,152
Rockwell Automation Inc.	16,530	1,374,304
Sensata Technologies
Holding N.V.
(Netherlands)**	51,760	1,806,424
		4,509,880
Machinery		3.85%
Ingersoll-Rand PLC
(Ireland)	39,370	2,185,823
WABCO Holdings Inc.**	25,460	1,901,607
		4,087,430
Road & Rail		2.38%
J.B. Hunt Transport
Services Inc.	11,540	833,650
Kansas City Southern	16,000	1,695,360
		2,529,010
Trading Companies & Distributors		1.09%
United Rentals Inc.**	23,300	1,162,903

Total Industrials
(Cost $11,476,510)		14,043,420

Information Technology		23.49%
Communications Equipment		0.75%
Ciena Corp.**	41,100	798,162

Internet Software & Services		5.29%
LinkedIn Corp. - Class A**	14,930	2,662,019
Pandora Media Inc.**	118,770	2,185,368
Zillow Inc. - Class A**	13,680	770,184
		5,617,571
IT Services		2.57%
Gartner Inc.**	32,470	1,850,465
Jack Henry & Associates
Inc.	18,560	874,733
		2,725,198

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Semiconductors & Semiconductor
Equipment		3.43%
Advanced Micro Devices
Inc.**	257,050	$1,048,764
ARM Holdings PLC - ADR
(United Kingdom)	31,940	1,155,589
Lam Research Corp.**	32,500	1,441,050
		3,645,403

Software		11.45%
Guidewire Software, Inc.**	13,450	565,572
Informatica Corp.**	33,970	1,188,271
NetSuite Inc. (Canada)**	12,300	1,128,402
QLIK Technologies Inc.**	47,580	1,345,087
ServiceNow Inc.**	57,450	2,320,405
Splunk Inc.**	55,130	2,555,827
Tableau Software Inc. -
Class A**	15,000	831,300
Workday Inc. - Class A**	34,740	2,226,487
		12,161,351
Total Information Technology
(Cost $20,633,960)		24,947,685

Materials		2.75%
Chemicals		2.75%
FMC Corp.	31,110	1,899,577
Rockwood Holdings Inc.	15,940	1,020,638
		2,920,215
Total Materials
(Cost $1,240,546)		2,920,215
Total Common Stocks
(Cost $84,211,946)		103,900,291

MONEY MARKET MUTUAL FUNDS		1.95%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	212,028	212,028
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,861,654	1,861,654
Total Money Market Mutual Funds
(Cost $2,073,682)		2,073,682
Total Investments
(Cost $86,285,628)	99.76%	105,973,973
Other Assets in
Excess of Liabilities	0.24%	256,971
Net Assets	100.00%	$106,230,944

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**  Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.80%
Consumer Discretionary		34.25%
Auto Components		3.66%
BorgWarner Inc.**	50,840	$4,379,866

Hotels Restaurants & Leisure		5.46%
Chipotle Mexican Grill
Inc.**	8,550	3,115,192
Wynn Resorts Ltd.	26,740	3,422,720
		6,537,912
Household Durables		0.50%
DR Horton Inc.	28,050	596,904
Internet & Catalog Retail		2.39%
Netflix Inc.**	13,580	2,866,602
Media		6.33%
Discovery Communications
Inc. - Class A**	49,060	3,787,922
Sirius XM Radio Inc.	1,130,156	3,786,023
		7,573,945
Specialty Retail		5.47%
CarMax Inc.**	82,940	3,828,511
Express Inc.**	129,330	2,712,050
		6,540,561
Textiles Apparel & Luxury Goods		10.44%
Michael Kors Holdings
Ltd. (British Virgin
Islands)**	68,660	4,258,293
Ralph Lauren Corp.	25,000	4,343,500
Under Armour Inc. -
Class A**	65,140	3,889,510
		12,491,303
Total Consumer Discretionary
(Cost $36,183,564)		40,987,093

Consumer Staples		2.48%
Food Products		2.48%
Mead Johnson Nutrition
Co.	37,450	2,967,163
Total Consumer Staples
(Cost $3,083,521)		2,967,163

Energy		5.99%
Energy Equipment & Services		2.64%
Oceaneering International
Inc.	43,730	3,157,306
Oil, Gas & Consumable Fuels		3.35%
Pioneer Natural Resources
Co.	27,670	4,005,233
Total Energy
(Cost $4,679,376)		7,162,539

	Shares	Market Value
Financials		6.69%
Capital Markets		3.28%
Affiliated Managers Group
Inc.**	23,910	$3,919,805
Commercial Banks		3.41%
SVB Financial Group**	49,000	4,082,680
Total Financials
(Cost $6,818,310)		8,002,485

Health Care		11.58%
Biotechnology		8.38%
Cubist Pharmaceuticals
Inc.**	65,140	3,146,262
Pharmacyclics Inc.**	45,120	3,585,687
Regeneron
Pharmaceuticals,
Inc.**	14,640	3,292,243
		10,024,192
Health Care Equipment & Supplies		3.20%
Align Technology Inc.**	103,450	3,831,788
Total Health Care
(Cost $13,637,490)		13,855,980

Industrials		13.44%
Electrical Equipment		3.25%
Sensata Technologies
Holding N.V.
(Netherlands)**	111,520	3,892,048
Machinery		6.95%
Ingersoll-Rand PLC
(Ireland)	70,467	3,912,328
WABCO Holdings Inc.**	58,890	4,398,494
		8,310,822
Road & Rail		3.24%
Kansas City Southern	36,590	3,877,076
Total Industrials
(Cost $13,575,217)		16,079,946

Information Technology		22.60%
Internet Software & Services		7.90%
LinkedIn Corp. - Class A**	29,460	5,252,718
Pandora Media Inc.**	228,350	4,201,640
		9,454,358
IT Services		3.44%
Gartner Inc.**	72,229	4,116,331
Software		11.26%
ServiceNow Inc.**	107,920	4,358,889
Splunk Inc.**	111,494	5,168,862
Workday Inc. - Class A**	61,570	3,946,021
		13,473,772

	Shares	Market Value
Total Information Technology
(Cost $20,098,287)		$27,044,461

Materials		2.77%
Chemicals		2.77%
FMC Corp.	54,390	3,321,053
Total Materials
(Cost $3,351,554)		3,321,053
Total Common Stocks
(Cost $101,427,319)		119,420,720
Total Investments
(Cost $101,427,319)	99.80%	119,420,720
Other Assets in Excess
of Liabilities	0.20%	243,054
Net Assets	100.00%	$119,663,774

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP DIVIDEND FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.38%
Consumer Discretionary		13.13%
Hotels Restaurants & Leisure		6.52%
Darden Restaurants Inc.	44,000	$2,221,120
McDonald’s Corp.	20,900	2,069,100
		4,290,220
Leisure Equipment & Products		3.43%
Mattel Inc.	49,900	2,260,969
Textiles Apparel & Luxury Goods		3.18%
LVMH Moet Hennessy
Louis Vuitton SA ADR
(France)	64,600	2,094,397
Total Consumer Discretionary
(Cost $8,229,143)		8,645,586

Consumer Staples		25.49%
Beverages		3.24%
Dr Pepper Snapple Group
Inc.	46,500	2,135,745
Food & Staples Retailing		3.24%
Wal-Mart Stores Inc.	28,600	2,130,414
Food Products		9.42%
General Mills Inc.	42,800	2,077,084
Nestle SA ADR
(Switzerland)	31,200	2,052,336
Unilever N.V. (Netherlands)	52,800	2,075,568
		6,204,988
Household Products		6.45%
Kimberly-Clark Corp.	21,400	2,078,796
Reckitt Benckiser Group
PLC ADR (United
Kingdom)	152,000	2,168,280
		4,247,076
Tobacco		3.14%
British American Tobacco
PLC ADR (United
Kingdom)	20,100	2,069,094
Total Consumer Staples
(Cost $16,162,118)		16,787,317

Energy		13.33%
Oil Gas & Consumable Fuels		13.33%
Chevron Corp.	18,500	2,189,290
Occidental Petroleum Corp.	25,480	2,273,580
Royal Dutch Shell PLC ADR
(Netherlands)	32,100	2,127,267
Total SA ADR (France)	44,900	2,186,630
		8,776,767

	Shares	Market Value
Total Energy
(Cost $8,199,839)		$8,776,767

Health Care		25.90%
Health Care Provider & Services		6.66%
AmerisourceBergen Corp.	41,400	2,311,362
Quest Diagnostics Inc.	34,200	2,073,546
		4,384,908
Pharmaceuticals		19.24%
AbbVie Inc.	49,450	2,044,263
GlaxoSmithKline PLC ADR
(United Kingdom)	42,700	2,133,719
Novartis AG ADR
(Switzerland)	30,300	2,142,513
Pfizer Inc.	73,462	2,057,671
Roche Holding AG ADR	35,500	2,196,207
Sanofi ADR (France)	40,800	2,101,608
		12,675,981
Total Health Care
(Cost $15,574,095)		17,060,889

Industrials		7.33%
Aerospace & Defense		7.33%
General Dynamics Corp.	30,600	2,396,898
Raytheon Co.	36,800	2,433,216
		4,830,114
Total Industrials
(Cost $3,861,279)		4,830,114

Information Technology		13.20%
IT Services		6.49%
Accenture PLC - Class A
(Ireland)	29,400	2,115,624
International Business
Machines Corp.	11,300	2,159,543
		4,275,167
Software		6.71%
Microsoft Corp.	68,700	2,372,211
Symantec Corp.	91,000	2,044,770
		4,416,981
Total Information Technology
(Cost $6,756,044)		8,692,148
Total Common Stocks
(Cost $58,782,518)		64,792,821

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS	4.59%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	3,024,732	$3,024,732
Total Money Market Mutual Funds
(Cost $3,024,732)	3,024,732
Total Investments
(Cost $61,807,250)	102.97%	67,817,553
Liabilities in Excess of
Other Assets	(2.97%)	(1,958,474)
Net Assets	100.00%	$65,859,079

Westcore Blue Chip Dividend Fund
Country Breakdown as of June 30, 2013
(Unaudited)
Country	Market Value	%
United States	$44,550,517	67.65%
France	6,382,635	9.69%
United Kingdom	6,371,093	9.67%
Netherlands	4,202,835	6.38%
Switzerland	4,194,849	6.37%
Ireland	2,115,624	3.21%
Total Investments	67,817,553	102.97%
Liabilities in Excess of
Other Assets	(1,958,474)	(2.97%)
Net Assets	$65,859,079	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)  Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.03%
Basic Materials		8.40%
Chemicals		1.60%
Compass Minerals
International Inc.	8,900	$752,317
Forestry & Paper		6.80%
Ball Corp.	20,800	864,032
International Paper Co.	12,500	553,875
Rock-Tenn Co. - Class A	8,500	848,980
Silgan Holdings Inc.	19,700	925,112
		3,191,999
Total Basic Materials
(Cost $3,307,217)		3,944,316

Capital Goods		2.85%
Industrial Products		2.85%
Avery Dennison Corp.	16,200	692,712
Xylem Inc.	23,900	643,866
		1,336,578
Total Capital Goods
(Cost $1,334,137)		1,336,578

Commercial Services		1.30%
Business Products & Services		1.30%
Xerox Corp.	67,381	611,146
Total Commercial Services
(Cost $595,384)		611,146
Communications		2.56%
Telecomm Equipment & Solutions		2.56%
Plantronics Inc.	27,300	1,199,016
Total Communications
(Cost $962,098)		1,199,016

Consumer Cyclical		9.20%
Department Stores		3.94%
Dillard’s Inc. - Class A	11,000	901,670
Macy’s Inc.	19,700	945,600
		1,847,270
Recreation & Leisure		3.21%
Mattel Inc.	19,200	869,952
Thor Industries Inc.	12,900	634,422
		1,504,374
Restaurants		2.05%
Darden Restaurants Inc.	19,100	964,168
Total Consumer Cyclical
(Cost $3,046,258)		4,315,812

	Shares	Market Value
Consumer Staples		6.22%
Beverages: Non-Alcoholic		1.96%
Dr Pepper Snapple Group
Inc.	20,000	$918,600
Food & Agricultural Products		4.26%
The J.M. Smucker Co.	7,550	778,783
Tyson Foods Inc. - Class A	47,650	1,223,652
		2,002,435
Total Consumer Staples
(Cost $1,823,502)		2,921,035

Energy		6.94%
Oil Services		5.82%
Ensco PLC - Class A (United
Kingdom)	16,350	950,262
Noble Corp. (Switzerland)	21,150	794,817
Tidewater Inc.	17,300	985,581
		2,730,660
Refining & Marketing		1.12%
HollyFrontier Corp.	12,300	526,194
Total Energy
(Cost $2,449,209)		3,256,854

Interest Rate Sensitive		21.46%
Insurance/Real Estate Brokers		1.62%
AON PLC	11,850	762,547
Life & Health Insurance		4.90%
Reinsurance Group of
America Inc.	19,191	1,326,290
Unum Group	33,150	973,616
		2,299,906
Other Banks		1.60%
First Citizens BancShares
Inc. - Class A	3,900	748,995
Property Casualty Insurance		8.29%
Allied World Assurance
Co. Holdings AG
(Switzerland)	6,350	581,089
AmTrust Financial Services
Inc.	20,800	742,560
AXIS Capital Holdings Ltd.
(Bermuda)	10,950	501,291
Endurance Specialty
Holdings Ltd.
(Bermuda)	9,600	493,920
PartnerRe Ltd. (Bermuda)	7,752	702,021
Validus Holdings Ltd.
(Bermuda)	24,100	870,492
		3,891,373

	Shares	Market Value
Regional Banks		2.72%
Comerica Inc.	13,850	$551,645
SunTrust Banks Inc.	22,900	722,953
		1,274,598
Securities & Asset Management		2.33%
The NASDAQ OMX Group
Inc.	33,400	1,095,186
Total Interest Rate Sensitive
(Cost $7,746,343)		10,072,605

Medical/Healthcare		12.74%
Healthcare Services		8.26%
AmerisourceBergen Corp.	16,750	935,152
Omnicare Inc.	20,550	980,441
Quest Diagnostics Inc.	16,900	1,024,647
Universal Health Services
Inc. - Class B	14,000	937,440
		3,877,680
Medical Products & Supplies		1.63%
West Pharmaceutical
Services Inc.	10,900	765,834
Pharmaceuticals		2.85%
Questcor Pharmaceuticals
Inc.	29,400	1,336,524
Total Medical/Healthcare
(Cost $4,773,297)		5,980,038

Real Estate Investment Trusts (REITs)		6.17%
Diversified & Specialty		1.03%
Rayonier Inc.	8,750	484,662
Healthcare		1.00%
Senior Housing Properties
Trust	18,100	469,333
Multi-Family		2.13%
Home Properties Inc.	15,300	1,000,161
Office Properties		2.01%
Alexandria Real Estate
Equities Inc.	8,400	552,048
Mack-Cali Realty Corp.	16,000	391,840
		943,888
Total Real Estate Investment Trusts (REITs)
(Cost $2,533,752)		2,898,044
Technology		6.36%
Computer Software		4.41%
Activision Blizzard Inc.	41,250	588,225
CA Inc.	26,800	767,284
Symantec Corp.	31,850	715,670
		2,071,179

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Semiconductors		1.95%
Avago Technologies Ltd.
(Singapore)	24,450	$913,941
Total Technology
(Cost $2,580,774)		2,985,120

Utilities		11.83%
Gas Utilities		2.16%
UGI Corp.	25,905	1,013,145
Integrated Gas & Electric		1.81%
CenterPoint Energy Inc.	36,135	848,811
Regulated Electric		5.41%
Edison International	13,150	633,304
Great Plains Energy Inc.	35,450	799,043
Westar Energy Inc.	34,650	1,107,414
		2,539,761
Water Utilities		2.45%
American Water Works
Co. Inc.	27,950	1,152,378
Total Utilities
(Cost $3,775,292)		5,554,095
Total Common Stocks
(Cost $34,927,263)		45,074,659

MONEY MARKET MUTUAL FUNDS		5.35%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	2,514,386	2,514,386
Total Money Market Mutual Funds
(Cost $2,514,386)		2,514,386
Total Investments
(Cost $37,441,649)	101.38%	47,589,045
Liabilities in Excess of
Other Assets	(1.38%)	(649,507)
Net Assets	100.00%	$46,939,538

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)  Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		99.62%
Basic Materials		3.14%
Forestry & Paper		2.09%
KapStone Paper and
Packaging Corp.	10,230	$411,041

Other Materials (Rubber & Plastic)		1.05%
Raven Industries Inc.	6,900	206,862

Total Basic Materials
(Cost $298,575)		617,903

Capital Goods		5.09%
Engineering & Construction		1.68%
EMCOR Group Inc.	8,150	331,297

Industrial Products		3.41%
Dynamic Materials Corp.	17,400	287,274
EnPro Industries Inc.**	7,580	384,761
		672,035

Total Capital Goods
(Cost $557,727)		1,003,332

Commercial Services		3.03%
Distributors & Wholesalers		1.37%
Central Garden & Pet Co. -
Class A**	39,310	271,239

Environmental & Polluion Control		1.66%
Tetra Tech Inc.**	13,900	326,789

Total Commercial Services
(Cost $799,183)		598,028

Communications		2.32%
Telecomm Equipment & Solutions		2.32%
Plantronics Inc.	10,430	458,086

Total Communications
(Cost $310,361)		458,086

Consumer Cyclical		21.44%
Apparel & Footwear Mfg		3.59%
G-III Apparel Group Ltd.**	7,200	346,464
Iconix Brand Group Inc.**	12,300	361,743
		708,207

Clothing & Accessories		9.36%
ANN Inc.**	11,920	395,744
Cato Corp. - Class A	11,360	283,545
The Childrens Place Retail
Stores Inc.**	5,857	320,964
Express Inc.**	23,760	498,247

	Shares	Market Value
Perry Ellis International
Inc.	17,070	$346,692
		1,845,192
General Merchandise		1.97%

Big Lots Inc.**	12,300	387,819

Recreation & Leisure		4.49%
Steiner Leisure Ltd.
(Bahamas)**	7,810	412,837
Thor Industries, Inc.	3,700	181,966
WMS Industries Inc.**	11,400	290,814
		885,617
Restaurants		2.03%

CEC Entertainment Inc.	9,720	398,909
Total Consumer Cyclical

(Cost $3,022,620)		4,225,744

Consumer Staples		7.32%
Consumer Products		1.78%
Elizabeth Arden Inc.**	7,800	351,546
Food & Agricultural Products		0.88%
Cott Corp. (Canada)	22,100	172,601
Grocery & Convenience		1.01%

Casey’s General Stores Inc.	3,300	198,528

Tobacco		3.65%
Schweitzer-Mauduit
International Inc.	14,440	720,267
Total Consumer Staples

(Cost $812,702)		1,442,942

Energy		3.90%
Exploration & Production		1.08%
Berry Petroleum Co. -
Class A	5,000	211,600

Oil Services		2.82%
Gulfmark Offshore Inc.
Class A	5,940	267,835
Hornbeck Offshore Services
Inc.**	5,390	288,365
		556,200
Total Energy
(Cost $594,518)		767,800

	Shares	Market Value
Interest Rate Sensitive		19.51%
Life & Health Insurance		3.41%
American Equity Investment
Life Holding Co.	23,000	$361,100
StanCorp Financial Group
Inc.	6,300	311,283
		672,383
Other Banks		7.99%
First Citizens BancShares
Inc. Class A	1,700	326,485
NBT Bancorp Inc.	18,880	399,689
PacWest Bancorp	8,560	262,364
Southside Bancshares Inc.	15,045	359,275
Wintrust Financial Corp.	5,900	225,852
		1,573,665
Property Casualty Insurance		4.74%
AmTrust Financial Services
Inc.	12,400	442,680
Horace Mann Educators
Corp.	20,150	491,257
		933,937
Specialty Finance		1.87%
Cash America International
Inc.	8,120	369,135
Thrifts		1.50%
Iberiabank Corp.	5,500	294,855
Total Interest Rate Sensitive
(Cost $3,370,074)		3,843,975

Medical/Healthcare		12.78%
Healthcare Services		7.70%
LifePoint Hospitals Inc.**	10,050	490,842
PharMerica Corp.**	35,590	493,278
U.S. Physical Therapy Inc.	19,280	532,899
		1,517,019
Medical Products & Supplies		2.10%
West Pharmaceutical
Services Inc.	5,900	414,534
Pharmaceuticals		2.98%
Impax Laboratories Inc.**	11,690	233,215
Myriad Genetics Inc.**	13,140	353,072
		586,287
Total Medical/Healthcare
(Cost $2,160,978)		2,517,840

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Real Estate Investment Trusts (REITs)		3.83%
Hotels		0.87%
Chesapeake Lodging Trust	8,220	$170,894

Multi-Family		1.84%
Associated Estates Realty
Corp.	22,620	363,729
Retail		1.12%

Retail Opportunity
Investments Corp.	15,900	221,010

Total Real Estate Investment Trusts (REITs)
(Cost $523,871)		755,633

Technology		12.85%
Computer Software		6.81%
Keynote Systems Inc.	18,820	371,883
Monotype Imaging Holdings
Inc.	12,700	322,707
NICE Systems Ltd. ADR
(Israel)	9,600	354,144
PTC Inc.**	11,970	293,624
		1,342,358
Electronic Equipment		0.49%
MTS Systems Corp.	1,700	96,220
Semiconductors		3.52%
Cypress Semiconductor
Corp.	19,280	206,875
Fairchild Semiconductor
International Inc.**	19,630	270,894
Microsemi Corp.**	9,500	216,125
		693,894
Technology Resellers & Distributors		2.03%
SYNNEX Corp.**	5,200	219,856
Tech Data Corp.**	3,800	178,942
		398,798
Total Technology
(Cost $2,234,014)		2,531,270

Transportation		2.17%
Trucking, Shipping, Air Freight		2.17%
Marten Transport Ltd.	27,270	427,321
Total Transportation
(Cost $341,679)		427,321

	Shares	Market Value
Utilities		2.24%
Regulated Electric		2.24%
El Paso Electric Co.	5,900	$208,329
UNS Energy Corp.	5,200	232,596
		440,925

Total Utilities
(Cost $370,017)		440,925

Total Common Stocks
(Cost $15,396,319)		19,630,799

MONEY MARKET MUTUAL FUNDS		1.04%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	205,367	205,367
Total Money Market Mutual Funds

(Cost $205,367)		205,367

Total Investments
(Cost $15,601,686)	100.66%	19,836,166
Liabilities in Excess of
Other Assets	(0.66%)	(130,616)
Net Assets	100.00%	$19,705,550

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the
Funds which may result in the designations for
one Fund being different from another.
** Non-income producing security.
(1) Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.16%
Basic Materials		5.11%
Chemicals		2.88%
Compass Minerals
International Inc.	70,430	$5,953,448
Innophos Holdings Inc.	53,500	2,523,595
		8,477,043
Forestry & Paper		2.23%
Buckeye Technologies Inc.	177,899	6,589,379
Total Basic Materials
(Cost $11,307,787)		15,066,422

Capital Goods		7.06%
Aerospace/Defense		1.75%
Huntington Ingalls
Industries Inc.	91,300	5,156,624
Aerospace/Defense Suppliers		2.08%
Cubic Corp.	76,878	3,697,832
Curtiss-Wright Corp.	65,761	2,437,102
		6,134,934
Electrical Equipment		1.99%
Actuant Corp. - Class A	178,100	5,871,957
Industrial Products		1.24%
Brady Corp. - Class A	118,700	3,647,651
Total Capital Goods
(Cost $18,917,570)		20,811,166

Commercial Services		4.47%
Business Products & Services		4.47%
The Brink’s Co.	204,900	5,226,999
MAXIMUS Inc.	106,900	7,961,912
		13,188,911
Total Commercial Services
(Cost $8,608,424)		13,188,911

Communications		4.07%
Telecomm Equipment & Solutions		4.07%
j2 Global Inc.	72,713	3,091,030
Plantronics Inc.	202,793	8,906,668
		11,997,698
Total Communications
(Cost $9,614,236)		11,997,698

Consumer Cyclical		12.58%
Clothing & Accessories		5.41%
Brown Shoe Co. Inc.	260,700	5,612,871

	Shares	Market Value
The Cato Corp. - Class A	118,000	$2,945,280
The Finish Line Inc. -
Class A	216,200	4,726,132
Stage Stores Inc.	113,160	2,659,260
		15,943,543
Consumer Durables		1.17%
The Toro Co.	76,100	3,455,701
Other Consumer Services		0.17%
Regis Corp.	31,400	515,588
Recreation & Leisure		0.89%
Thor Industries Inc.	53,392	2,625,819
Restaurants		4.94%
Bob Evans Farms Inc.	122,111	5,736,775
CEC Entertainment Inc.	84,600	3,471,984
Texas Roadhouse Inc.	213,765	5,348,400
		14,557,159
Total Consumer Cyclical
(Cost $24,852,702)		37,097,810

Consumer Staples		6.48%
Food & Agricultural Products		1.64%
Sensient Technologies
Corp.	119,300	4,828,071
Grocery & Convenience		1.64%
Casey’s General Stores
Inc.	80,200	4,824,832
Tobacco		3.20%
Schweitzer-Mauduit
International Inc.	189,300	9,442,284
Total Consumer Staples
(Cost $13,080,357)		19,095,187

Energy		6.48%
Exploration & Production		1.60%
Berry Petroleum Co. -
Class A	111,400	4,714,448
Oil Services		4.88%
Bristow Group Inc.	64,600	4,219,672
Gulfmark Offshore Inc.
Class A	75,600	3,408,804
Tidewater Inc.	118,701	6,762,396
		14,390,872
Total Energy
(Cost $15,008,913)		19,105,320

	Shares	Market Value
Interest Rate Sensitive		27.47%
Life & Health Insurance		6.84%
American Equity
Investment Life
Holding Co.	376,150	$5,905,555
Primerica Inc.	126,900	4,751,136
Protective Life Corp.	126,960	4,876,533
StanCorp Financial Group
Inc.	93,600	4,624,776
		20,158,000
Other Banks		8.37%
Bank of the Ozarks Inc.	98,000	4,246,340
Community Bank System
Inc.	113,000	3,486,050
FirstMerit Corp.	104,600	2,095,138
Fulton Financial Corp.	303,000	3,478,440
Trustmark Corp.	133,600	3,283,888
Westamerica Bancorp	104,220	4,761,812
Wintrust Financial Corp.	87,212	3,338,475
		24,690,143
Property Casualty Insurance		5.51%
Aspen Insurance Holdings
Ltd. (Bermuda)	135,900	5,040,531
Endurance Specialty
Holdings Ltd.
(Bermuda)	151,600	7,799,820
Montpelier Re Holdings
Ltd. (Bermuda)	135,900	3,398,859
		16,239,210
Specialty Finance		1.83%
Cash America
International Inc.	118,460	5,385,192
Thrifts		4.92%
Hatteras Financial Corp.	109,200	2,690,688
Iberia Bank Corp.	82,300	4,412,103
Washington Federal Inc.	207,900	3,925,152
Webster Financial Corp.	135,900	3,489,912
		14,517,855
Total Interest Rate Sensitive
(Cost $59,416,297)		80,990,400

Medical/Healthcare		8.75%
Healthcare Services		1.36%
Owens & Minor Inc.	118,976	4,024,958
Medical Products & Supplies		4.57%
Meridian Bioscience Inc.	124,175	2,669,763
West Pharmaceutical
Services Inc.	153,700	10,798,962
		13,468,725

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Pharmaceuticals		2.82%
Questcor Pharmaceuticals
Inc.	182,600	$8,300,996
Total Medical/Healthcare
(Cost $16,923,932)		25,794,679

Real Estate Investment Trusts (REITs)		5.27%
Diversified & Specialty		2.46%
CubeSmart	218,200	3,486,836
DuPont Fabros Technology
Inc.	156,000	3,767,400
		7,254,236
Office Properties		2.81%
Brandywine Realty Trust	332,000	4,488,640
Government Properties
Income Trust	151,100	3,810,742
		8,299,382
Total Real Estate Investment Trusts (REITs)
(Cost $13,306,678)		15,553,618

Technology		5.46%
Computer Software		2.92%
Blackbaud Inc.	130,888	4,263,022
NICE Systems Ltd. ADR
(Israel)	118,000	4,353,020
		8,616,042
Electronic Equipment		0.73%
Belden Inc.	43,016	2,147,789
Semiconductors		1.81%
Cypress Semiconductor
Corp.	190,443	2,043,453
Intersil Corp. - Class A	422,333	3,302,644
		5,346,097
Total Technology
(Cost $14,334,757)		16,109,928

Utilities		4.96%
Regulated Electric		4.96%
El Paso Electric Co.	118,000	4,166,580
Portland General Electric
Co.	198,230	6,063,856
UNS Energy Corp.	98,000	4,383,540
		14,613,976
Total Utilities
(Cost $12,052,622)		14,613,976
Total Common Stocks
(Cost $217,424,275)		289,425,115

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.69%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	4,987,532	$4,987,532
Total Money Market Mutual Funds
(Cost $4,987,532)		4,987,532
Total Investments
(Cost $222,411,807)	99.85%	294,412,647
Other Assets in
Excess of Liabilities	0.15%	445,808
Net Assets	100.00%	$294,858,455

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)  Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.04%
Basic Materials		4.65%
Forestry & Paper		1.09%
Neenah Paper Inc.	1,863	$59,187
Xerium Technologies Inc.**	7,814	79,547
		138,734
Non-Ferrous Metals		0.56%
Horsehead Holding Corp.**	5,614	71,915
Other Materials (Rubber & Plastic)		2.22%
AEP Industries Inc.**	1,329	98,865
Intertape Polymer Group
Inc. (Canada)	3,527	43,382
Myers Industries Inc.	2,628	39,446
US Concrete Inc.**	6,152	101,016
		282,709
Steel		0.78%
Handy & Harman Ltd.**	5,575	99,681
Total Basic Materials
(Cost $523,109)		593,039

Capital Goods		4.99%
Aerospace / Defense Suppliers		0.88%
Sparton Corp.**	6,525	112,491
Engineering & Construction		1.08%
Argan Inc.	3,912	61,027
Michael Baker Corp.	2,846	77,155
		138,182
Farm Equipment		0.56%
Alamo Group Inc.	1,739	70,986
Industrial Products		2.47%
Hardinge Inc.	4,649	68,712
LB Foster Co. - Class A	1,030	44,465
Lydall Inc.**	5,283	77,132
Northwest Pipe Co.**	1,685	47,012
Standex International Corp.	1,456	76,804
		314,125
Total Capital Goods
(Cost $595,084)		635,784

Commercial Services		7.74%
Business Products & Services		5.55%
Asta Funding Inc.	8,041	69,555
Barrett Business
Services Inc.	1,877	97,998
CBIZ Inc.**	7,895	52,975
CDI Corp.	5,614	79,494
Electro Rent Corp.	3,470	58,261

	Shares	Market Value
Gentiva Health Services
Inc.**	4,323	$43,057
ICG Group Inc.**	9,376	106,886
Omnicell Inc.**	2,063	42,395
TASER International Inc.**	6,915	58,916
VSE Corp.	2,399	98,527
		708,064
Educational Services		0.47%
Capella Education Co.**	1,431	59,601
Environmental / Pollution Control		0.69%
Ceco Environmental Corp.	7,116	87,527
IT Services		1.03%
ManTech International
Corp. - Class A	3,588	93,719
NCI Inc. - Class A**	9,094	37,649
		131,368
Total Commercial Services
(Cost $922,717)		986,560

Communications		3.03%
Networking		0.45%
Extreme Networks Inc.**	16,679	57,542
Telecomm Equipment & Solutions		2.58%
Anaren Inc.**	3,674	84,282
Globecomm Systems Inc.**	3,552	44,897
Ituran Location and Control
Ltd. (Israel)	6,513	109,875
Preformed Line Products
Co.	659	43,698
Symmetricom Inc.**	10,276	46,139
		328,891
Total Communications
(Cost $380,166)		386,433

Consumer Cyclical		17.44%
Apparel & Footwear Manufacturing		0.87%
Maidenform Brands Inc.**	1,772	30,709
Unifi Inc.**	3,899	80,592
		111,301
Cable/Satellite/Telecomm Services		4.14%
Consolidated
Communications
Holdings Inc.	2,717	47,303
FairPoint Communications
Inc.**	11,361	94,864
HickoryTech Corp.	5,972	63,483
IDT Corp. - Class B	4,448	83,133
Inteliquent	20,359	117,064

	Shares	Market Value
Premiere Global Services
Inc.**	4,818	$58,153
USA Mobility Inc.	4,740	64,322
		528,322
Department Stores		0.30%
The Bon-Ton Stores Inc.	2,109	38,067
Hard Goods Retail		0.25%
Haverty Furniture Co. Inc.	1,354	31,155
Homebuilders & Suppliers		0.29%
Beazer Homes USA Inc.**	2,106	36,901
Motor Vehicle Parts		1.03%
Modine Manufacturing Co.**	3,067	33,369
Stoneridge Inc.**	8,436	98,195
		131,564
Motor Vehicles		0.35%
America’s Car-Mart Inc.**	1,034	44,710
Publishing & Media		2.65%
Courier Corp.	5,893	84,152
Entravision
Communications
Corp. - Class A	10,011	61,568
Gray Television Inc.**	13,521	97,351
LIN TV Corp. - Class A**	6,153	94,141
		337,212
Recreation & Leisure		3.15%
Rick’s Cabaret International
Inc.**	12,492	107,806
Smith & Wesson Holding
Corp.**	5,493	54,820
Steinway Musical
Instruments Inc.**	2,848	86,665
Town Sports International
Holdings Inc.	3,970	42,757
Viad Corp.	1,912	46,882
Winnebago Industries Inc.**	2,993	62,823
		401,753
Restaurants		2.90%
Denny’s Corp.**	17,148	96,372
Kona Grill Inc.**	9,202	107,847
Red Robin Gourmet
Burgers Inc.**	1,256	69,306
Ruth’s Hospitality Group
Inc.	7,951	95,969
		369,494
Specialty Retail		1.51%
1-800-Flowers.com Inc. -
Class A**	13,283	82,222

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
CSS Industries Inc.	2,508	$62,524
Movado Group Inc.	1,415	47,870
		192,616

Total Consumer Cyclical

(Cost $1,878,619)		2,223,095

Consumer Staples		2.26%
Food & Agricultural Products		1.75%
Chiquita Brands
International Inc.**	5,505	60,115
John B Sanfilippo & Son
Inc.	3,584	72,253
Seneca Foods Corp. -
Class A**	2,960	90,813
		223,181

Grocery & Convenience		0.51%
The Pantry Inc.**	5,375	65,467
Total Consumer Staples

(Cost $292,922)		288,648

Energy		4.67%
Alternative Energy		0.67%
EnerNOC Inc.**	2,588	34,317
Green Plains Renewable
Energy Inc.**	3,837	51,109
		85,426

Coal		0.28%

Westmoreland Coal Co.**	3,139	35,251

Exploration & Production		0.40%
Panhandle Oil and Gas Inc. -
Class A	1,787	50,929

Oil Services		2.77%
Basic Energy Services Inc.**	2,739	33,115
Bolt Technology Corp.	3,428	58,550
Dawson Geophysical Co.**	1,319	48,618
Natural Gas Services Group
Inc.**	3,847	90,366
PHI Inc.**	2,218	76,077
TGC Industries Inc.	5,677	46,665
		353,391

Refining & Marketing		0.55%

REX American Resources
Corp.**	2,450	70,487

Total Energy
(Cost $531,880)		595,484

	Shares	Market Value
Interest Rate Sensitive		24.21%
Life & Health Insurance		0.88%
National Western Life
Insurance Co. -
Class A	590	$112,012

Other Banks		9.75%
American National
Bankshares Inc.	4,051	94,145
Ameris Bancorp**	3,235	54,510
Banner Corp.	2,980	100,694
Capital City Bank Group
Inc.**	3,801	43,826
Central Pacific Financial
Corp.**	6,069	109,242
Enterprise Financial
Services Corp.	6,852	109,358
First Community
Bancshares Inc.	4,517	70,827
First Merchants Corp.	3,674	63,009
Hanmi Financial Corp.**	5,744	101,496
Heartland Financial USA
Inc.	1,895	52,094
Peoples Bancorp Inc.	3,542	74,665
Provident New York
Bancorp	7,097	66,286
Southwest Bancorp Inc.**	3,641	48,061
Trico Bancshares	3,913	83,464
United Community Banks
Inc.**	6,420	79,736
Wilshire Bancorp Inc.	13,798	91,343
		1,242,756

Property Casualty Insurance		2.87%
American Safety Insurance
Holdings Ltd.
(Bermuda)**	2,708	78,396
Baldwin & Lyons Inc. -
Class B	1,760	42,733
Homeowners Choice Inc.	1,607	49,367
Stewart Information
Services Corp.	3,600	94,284
United Fire Group Inc.	1,840	45,687
Universal Insurance
Holdings Inc.	7,909	55,996
		366,463

Regional Banks		1.00%
Centerstate Banks of
Florida Inc.	7,125	61,845
Horizon Bancorp	3,239	66,108
		127,953

Securities & Asset Management		0.52%
Capital Southwest Corp.	479	66,021

	Shares	Market Value
Specialty Finance		4.12%
Arbor Realty Trust Inc.	14,630	$91,876
Consumer Portfolio
Services Inc.**	9,058	66,486
Federal Agricultural
Mortgage Corp. -
Class C	2,392	69,081
MCG Capital Corp.	19,311	100,610
Medallion Financial Corp.	4,489	62,442
NewStar Financial Inc.**	4,333	57,716
Resource Capital Corp.	12,555	77,213
		525,424
Thrifts		5.07%
Dime Community
Bancshares Inc.	3,967	60,774
ESSA Bancorp Inc.	8,901	97,555
First Defiance Financial
Corp.	4,264	96,153
First Financial Holdings Inc.	4,322	91,670
Home Federal Bancorp Inc.	5,088	64,821
New York Mortgage Trust
Inc.	14,915	100,975
Provident Financial
Holdings Inc.	4,727	75,065
Westfield Financial Inc.	8,489	59,423
		646,436
Total Interest Rate Sensitive
(Cost $2,913,065)		3,087,065

Medical/Healthcare		15.49%
Healthcare Services		3.56%
Addus HomeCare Corp.**	5,216	102,964
Albany Molecular Research
Inc.**	8,779	104,207
Capital Senior Living Corp.**	3,054	72,991
Five Star Quality Care Inc.**	14,237	79,869
LHC Group Inc.**	4,795	93,886
		453,917
Medical Products & Supplies		3.38%
AMAG Pharmaceuticals
Inc.**	3,994	88,866
Atrion Corp.	290	63,426
Kewaunee Scientific Corp.	6,325	80,011
Medical Action Industries
Inc.**	13,284	102,287
Rochester Medical Corp.**	3,605	53,102
Trinity Biotech PLC ADR
(Ireland)	2,588	43,608
		431,300

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Shares	Market Value
Medical Technology		1.16%
BioDelivery Sciences
International Inc.**	16,198	$65,764
Cynosure Inc. - Class A**	3,135	81,447
		147,211
Pharmaceuticals		7.39%
Array BioPharma Inc.**	10,788	48,978
Astex Pharmaceuticals**	11,112	45,670
Cambrex Corp.**	5,679	79,336
Curis Inc.**	16,709	53,302
Emergent Biosolutions
Inc.**	4,775	68,855
Endocyte Inc.**	8,413	110,463
Hi-Tech Pharmacal Co. Inc.	1,371	45,517
Lannett Co. Inc**	6,695	79,737
Nanosphere Inc.**	15,915	48,859
Pozen Inc.**	9,726	48,727
SciClone Pharmaceuticals
Inc.**	14,627	72,550
SIGA Technologies Inc.**	15,254	43,321
Spectrum Pharmaceuticals
Inc.	9,884	73,735
TrovaGene Inc.**	9,832	68,726
XenoPort Inc.**	10,969	54,297
		942,073
Total Medical/Healthcare
(Cost $1,972,119)		1,974,501

Real Estate Investment Trusts (REITs)		1.29%
Diversified & Specialty		0.62%
Winthrop Realty Trust	6,587	79,242
Retail Properties		0.67%
Agree Realty Corp.	2,896	85,490
Total Real Estate Investment Trusts (REITs)
(Cost $157,415)		164,732

Technology		10.24%
Business Machines		0.75%
Silicon Graphics
International Corp.**	7,162	95,828
Computer Software		3.91%
Avid Technology Inc.**	5,254	30,894
IntraLinks Holdings Inc.**	10,644	77,275
PDF Solutions Inc.**	5,491	101,199
RealNetworks Inc.**	7,372	55,732
REIS Inc.**	4,479	82,817
SeaChange International
Inc.**	4,402	51,547
Telenav Inc.**	18,911	98,905
		498,369

	Shares	Market Value
Electronic Equipment		3.09%
CalAmp Corp.**	5,963	$87,060
Checkpoint Systems Inc.**	6,767	96,024
Measurement Specialties
Inc.**	1,634	76,030
Mesa Laboratories Inc.	871	47,147
Methode Electronics Inc.	5,152	87,635
		393,896
Semiconductor Cap Equipment		1.21%
FormFactor Inc.**	9,202	62,113
Kopin Corp.**	11,772	43,674
Rudolph Technologies Inc.**	4,338	48,586
		154,373
Semiconductors		1.28%
IXYS Corp.	3,948	43,665
Sigma Designs Inc.**	9,190	46,410
Silicon Image Inc.**	12,552	73,429
		163,504
Total Technology
(Cost $1,194,189)		1,305,970

Transportation		1.49%
Airlines		0.92%
Hawaiian Holdings Inc.**	19,216	117,410
Trucking, Shipping, Air Freight		0.57%
Saia Inc.**	2,432	72,887
Total Transportation
(Cost $154,408)		190,297
Utilities		0.54%
Gas Utilities		0.54%
Chesapeake Utilities Corp.	1,323	68,121
Total Utilities
(Cost $63,226)		68,121
Total Common Stocks
(Cost $11,578,919)		12,499,729

MONEY MARKET MUTUAL FUNDS		1.94%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	246,836	246,836
Total Money Market Mutual Funds
(Cost $246,836)		246,836

	Shares	Market Value
Total Investments
(Cost $11,825,755)	99.98%	$12,746,565
Other Assets in
Excess of Liabilities	0.02%	2,810
Net Assets	100.00%	$12,749,375

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**    Non-income producing security.

(1)    Less than 0.0005%.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.31%
Consumer Discretionary		24.68%
Diversified Consumer Services		2.66%
Slater & Gordon Ltd.
(Australia)	4,183,110	$10,635,382
Internet & Catalog Retail		3.26%
Webjet Ltd. (Australia)	3,205,114	13,044,052
Media		8.70%
CTS Eventim AG
(Germany)	188,264	7,589,275
Pico Far East Holdings
Ltd. (Hong Kong)	80,105,564	27,163,006
		34,752,281
Specialty Retail		3.78%
Bonjour Holdings Ltd.
(Hong Kong)	82,532,064	15,110,208
Textiles Apparel & Luxury Goods		6.28%
Ports Design Ltd. (Hong
Kong)	24,479,657	15,970,380
Xtep International
Holdings Ltd. (Hong
Kong)	21,812,036	9,111,725
		25,082,105
Total Consumer Discretionary
(Cost $89,244,393)		98,624,028

Consumer Staples		4.19%
Food & Staples Retailing		4.19%
Eurocash S.A. (Poland)	40,199	710,170
Tsuruha Holdings Inc.
(Japan)	169,469	16,044,705
		16,754,875
Total Consumer Staples
(Cost $14,327,443)		16,754,875

Financials		20.27%
Capital Markets		9.33%
Ashmore Group PLC
(United Kingdom)	2,876,639	15,037,733
Azimut Holding S.p.A.
(Italy)	648,484	11,808,881
ICAP PLC (United
Kingdom)	1,888,400	10,440,369
		37,286,983
Diversified Financial Services		3.89%
IG Group Holdings PLC
(United Kingdom)	1,762,545	15,548,398

	Shares	Market Value
Insurance		3.40%
Admiral Group PLC
(United Kingdom)	673,587	$13,595,090
Thrifts & Mortgage Finance		3.65%
Home Capital Group Inc.
(Canada)	276,521	14,600,372
Total Financials
(Cost $73,035,182)		81,030,843

Health Care		4.13%
Health Care Providers & Services		1.29%
Synergy Health PLC
(United Kingdom)	301,360	5,170,257
Life Sciences Tools & Services		1.59%
EPS Co. Ltd. (Japan)	5,704	6,349,280
Pharmaceuticals		1.25%
China Medical System
Holdings Ltd.
(Cayman Islands)	5,598,676	4,995,177
Total Health Care
(Cost $14,380,548)		16,514,714

Industrials		33.41%
Commercial Services & Supplies		16.13%
AEON Delight Co. Ltd.
(Japan)	260,767	4,729,984
Credit Corp Group Ltd.
(Australia)	3,203,863	27,542,972
Mears Group PLC (United
Kingdom)	1,958,162	11,518,512
Mitie Group PLC (United
Kingdom)	1,418,229	5,420,712
Prestige International Inc.
(Japan)	807,890	10,483,509
Serco Group PLC (United
Kingdom)	511,120	4,792,625
		64,488,314
Construction & Engineering		7.27%
Cardno Ltd. (Australia)	4,456,929	21,114,193
Decmil Group Ltd.
(Australia)	4,882,743	7,948,641
		29,062,834
Machinery		3.67%
Andritz AG (Austria)	253,268	12,997,021
Duro Felguera S.A. (Spain)	257,639	1,660,002
		14,657,023
Professional Services		4.22%
ITE Group PLC (United
Kingdom)	3,403,583	15,436,948

	Shares	Market Value
SAI Global Ltd. (Australia)	435,678	$1,446,376
		16,883,324
Trading Companies & Distributors		2.12%
Indutrade AB (Sweden)	273,168	8,452,358
Total Industrials
(Cost $121,300,366)		133,543,853

Information Technology		9.63%
Electronic Equipment & Instruments		2.90%
Diploma PLC
(United Kingdom)	1,362,482	11,615,124
Internet Software & Services		4.90%
DeNA Co. Ltd. (Japan)	878,594	17,256,514
SMS Co. Ltd. (Japan)	183,385	2,327,906
		19,584,420
IT Services		1.65%
GMO Payment Gateway
Inc. (Japan)	42,868	915,019
Wirecard AG (Germany)	208,224	5,667,305
		6,582,324
Software		0.18%
Magic Software
Enterprises Ltd.
(Israel)	132,489	714,116
Total Information Technology
(Cost $38,518,968)		38,495,984
Total Common Stocks
(Cost $350,806,900)		384,964,297

MONEY MARKET MUTUAL FUNDS		5.87%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.000%)(1)	23,449,658	23,449,658
Total Money Market Mutual Funds
(Cost $23,449,658)		23,449,658
Total Investments
(Cost $374,256,558)	102.18%	408,413,955
Liabilities in Excess of
Other Assets	(2.18%)	(8,708,299)
Net Assets	100.00%	$399,705,656

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

Westcore International Small-Cap Fund

Country Breakdown as of June 30, 2013
(Unaudited)

Country	Market Value	%
United Kingdom	$108,575,768	27.15%
Australia	81,731,616	20.44%
Hong Kong	67,355,319	16.86%
Japan	58,106,917	14.53%
United States	23,449,658	5.87%
Canada	14,600,372	3.65%
Germany	13,256,580	3.32%
Austria	12,997,021	3.25%
Italy	11,808,881	2.96%
Sweden	8,452,358	2.12%
Cayman Islands	4,995,177	1.25%
Spain	1,660,002	0.42%
Israel	714,116	0.18%
Poland	710,170	0.18%
Total Investments	408,413,955	102.18%
Liabilities in Excess of
Other Assets	(8,708,299)	(2.18%)
Net Assets	$399,705,656	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)    Less than 0.0005%.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts

Contract	Contracted	Purchase/Sale	Expiration	Value On		Unrealized
						Appreciation/
Description	Amount	Contract	Date	Settlement Date	Current Value	(Depreciation)
AUD	55,867,311	Sale	09/25/2013	$52,880,868	$50,758,066	$2,122,802
CAD	15,073,160	Sale	09/25/2013	14,748,631	14,300,721	447,910
GBP	12,607,660	Sale	09/25/2013	19,721,028	19,164,202	556,826
HKD	446,810,389	Sale	09/25/2013	57,645,315	57,628,188	17,127
KRW	3,701,533,051	Sale	09/25/2013	3,259,572	3,228,272	31,300
PLN	2,315,462	Sale	09/25/2013	724,803	693,003	31,800
						$3,207,765
CHF	14,770,168	Purchase	09/25/2013	$16,068,853	$15,649,870	$(418,983)
DKK	48,674,034	Purchase	09/25/2013	8,751,489	8,502,709	(248,780)
EUR	36,241,334	Purchase	09/25/2013	48,628,151	47,192,705	(1,435,446)
ILS	16,704,298	Purchase	09/25/2013	4,639,030	4,582,902	(56,128)
JPY	4,950,284,086	Purchase	09/25/2013	52,102,495	49,934,027	(2,168,468)
NOK	56,597,170	Purchase	09/25/2013	9,855,584	9,287,286	(568,298)
NZD	3,982,654	Purchase	09/25/2013	3,184,805	3,066,631	(118,174)
SEK	32,125,289	Purchase	09/25/2013	5,013,181	4,780,828	(232,353)
SGD	14,893,916	Purchase	09/25/2013	11,869,781	11,752,733	(117,048)
						$(5,363,678)

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
CONVERTIBLE PREFERRED STOCKS		1.96%
Utilities		1.96%
Utilities		1.96%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,313,352
Total Utilities
(Cost $1,140,080)		1,313,352
Total Convertible Preferred Stocks
(Cost $1,140,080)		1,313,352

NONCONVERTIBLE PREFERRED
STOCKS		6.06%
Financials		6.06%
Real Estate Investment Trusts (REITs)		6.06%
Diversified (REITs)		1.27%
Cousins Properties Inc.,
7.500%	4,594	116,320
National Retail Properties Inc.,
6.625%	29,000	736,310
		852,630
Hotels (REITs)		0.71%
Hersha Hospitality Trust,
8.000%	18,600	477,183
Storage (REITs)		1.33%
Public Storage,
6.350%	35,150	898,083
Warehouse-Industrial (REITs)		2.75%
CenterPoint Properties Trust,
5.377%(1)(2)	3,015	1,846,687

Total Financials
(Cost $4,552,346)		4,074,583
Total Nonconvertible Preferred Stocks
(Cost $4,552,346)		4,074,583
	Principal
	Amount	Market Value
CORPORATE BONDS		87.36%
Financials		9.61%
Financial Services		0.49%
Emigrant Capital Trust II - 144A,
2.720%, 4/14/2034(2)(3)	$500,000	327,671
Insurance		1.68%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,129,525

	Principal
	Amount	Market Value

Savings & Loans		0.91%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	$2,000,000	$615,000
Real Estate Investment Trusts (REITs)		6.53%
Data Center (REITs)		0.79%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	500,000	530,000
Healthcare (REITs)		2.39%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	1,500,000	1,605,000
Hotels (REITs)		0.80%
Host Hotels & Resorts LP,
5.875%, 6/15/2019	500,000	537,744
Timber (REITs)		2.55%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,717,500
Total Financials
(Cost $7,118,030)		6,462,440

Industrials		73.32%
Aerospace & Defense		2.02%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,250,000	1,356,250
Airlines		0.14%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	39,747	40,542
Continental Airlines Inc.,
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	50,914	52,569
		93,111
Autos		3.66%
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,923,480
Tenneco Inc.,
7.750%, 8/15/2018	500,000	537,500
		2,460,980
Broadcasting		1.98%
Entravision Communications Corp.,
8.750%, 8/1/2017	500,000	534,375
Sinclair Television Group Inc. - 144A,
9.250%, 11/1/2017(3)	750,000	796,875
		1,331,250

	Principal
	Amount	Market Value

Building Materials		3.77%
USG Corp. - 144A,
8.375%, 10/15/2018(3)	$1,500,000	$1,631,250
Vulcan Materials Co.,
7.000%, 6/15/2018	825,000	899,250
		2,530,500
Cable		1.49%
Virgin Media/Secured Finance PLC
(United Kingdom),
5.250%, 1/15/2021	1,000,000	1,001,170
Chemicals		1.16%
Polymer Group Inc.,
7.750%, 2/1/2019	750,000	783,750
Commercial Services		2.38%
Iron Mountain Inc.,
8.375%, 8/15/2021	1,500,000	1,603,125
Consumer Products		1.96%
Jarden Corp.,
6.125%, 11/15/2022	1,250,000	1,317,188
Consumer Services		1.99%
Service Corp. International:
6.750%, 4/1/2016	500,000	539,375
7.000%, 5/15/2019	750,000	796,875
		1,336,250
Energy-Non Utility		13.42%
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,582,500
Enterprise Products Operating LLC,
Series B, 7.034%,
1/15/2068(2)	750,000	842,700
Forest Oil Corp.,
7.250%, 6/15/2019	1,500,000	1,417,500
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	1,500,000	1,590,000
Range Resources Corp.:
5.750%, 6/1/2021	1,000,000	1,035,000
5.000%, 8/15/2022	1,000,000	982,500
Tesoro Corp.:
9.750%, 6/1/2019	500,000	555,000
5.375%, 10/1/2022	1,000,000	1,017,500
		9,022,700
Healthcare		3.59%
DaVita Inc.,
6.625%, 11/1/2020	1,250,000	1,331,250
HCA Inc.,
7.875%, 2/15/2020	1,000,000	1,079,375
		2,410,625

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Leasing		0.90%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(3)	$575,000	$606,208
Leisure		7.28%

Penn National Gaming Inc.,
8.750%, 8/15/2019	950,000	1,045,000
Royal Caribbean Cruises Ltd. (Liberia),
5.250%, 11/15/2022	1,500,000	1,477,500
Speedway Motorsports Inc.,
6.750%, 2/1/2019	753,000	790,650
Vail Resorts Inc.,
6.500%, 5/1/2019	1,500,000	1,578,750
		4,891,900
Metals & Mining		3.10%
FMG Resources August 2006 Pty Ltd. - 144A
(Australia),
6.875%, 2/1/2018(3)	500,000	495,625
Plains Exploration & Production Co.,
6.125%, 6/15/2019	1,500,000	1,591,616
		2,087,241
Other Industrials		3.60%

AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	1,500,000	1,560,000
Mueller Water Products Inc.,
8.750%, 9/1/2020	784,000	858,480
		2,418,480
Packaging & Containers		4.89%

Ball Corp.,
5.750%, 5/15/2021	1,525,000	1,612,687
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	1,575,000	1,677,375
		3,290,062

Paper & Forestry		1.33%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%, 10/15/2014(3)	850,000	894,625

Retail		3.68%
Limited Brands Inc.,
7.000%, 5/1/2020	1,250,000	1,393,750
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	1,000,000	1,077,500
Winn-Dixie Stores Inc.,
Series Escrow Units,
4/1/2099**(1)(4)	2,150,000	0
		2,471,250
Technology		0.78%
Amkor Technology Inc.,
7.375%, 5/1/2018	500,000	522,500

	Principal
	Amount	Market Value
Telecomm & Related		5.82%
Frontier Communications Corp.,
8.500%, 4/15/2020	$1,750,000	$1,938,125
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(1)(3)	1,771,549	1,976,606
		3,914,731

Textiles, Apparel & Luxury Goods		2.39%
Hanesbrands Inc.,
6.375%, 12/15/2020	1,500,000	1,606,875
Transportation		1.99%

Gulfmark Offshore Inc.,
6.375%, 3/15/2022	1,340,000	1,336,650
Total Industrials
(Cost $47,209,176)		49,287,421

Utilities		4.43%
Utilities		4.43%
Calpine Corp Escrow,
8.750%, 7/15/2013**(1)(4)	200,000	0
Calpine Corp. - 144A,
7.500%, 2/15/2021(3)	1,774,000	1,902,615
NRG Energy Inc.,
7.875%, 5/15/2021	1,000,000	1,072,500
		2,975,115

Total Utilities
(Cost $2,940,269)		2,975,115

Total Corporate Bonds
(Cost $57,267,475)		58,724,976

COMMERCIAL MORTGAGE-BACKED
SECURITIES & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		2.94%
Commercial Mortgage-Backed
Securities		2.71%
Advertising		2.71%
Adams Outdoor Advertising LP - 144A,
10.756%, 12/20/2017(3)(5)	700,000	781,437
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(3)(5)	1,000,000	1,038,609
		1,820,046

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,820,046

	Principal
	Amount	Market Value
Residential Mortgage-Backed
Securities		0.23%
		0.23%
Home Equity Loan Trust 2002-HS2,
Series 2002-HS2,
Class M1, 6.180%,
1/25/2032(6)	$153,320	$154,751

Total Residential Mortgage-Backed Securities
(Cost $153,737)		154,751

Total Commercial Mortgage-Backed Securities &
Residential Mortgage-Backed Securities
(Cost $1,853,737)		1,974,797

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.67%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.000%)(7)	450,148	$450,148
Total Money Market Mutual Funds
(Cost $450,148)		450,148
Total Investments
(Cost $65,263,786)	98.99%	66,537,856
Other Assets in
Excess of Liabilities	1.01%	679,814
Net Assets	100.00%	$67,217,670

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

(1)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2013 these securities represented 5.69% of the Fund’s net assets.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	$700,000	$781,437	1.16%
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	550,871	606,208	0.90%^
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 2/2/2012	1,816,614	1,902,615	2.83%^
Emigrant Capital Trust II	2.720%	4/14/2034	8/11/2004	498,055	327,671	0.49%
FMG Resources August 2006 Pty Ltd.	6.875%	2/1/2018	11/30/2011	472,329	495,625	0.74%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	1,000,000	1,038,609	1.55%
Sinclair Television Group Inc.	9.250%	11/1/2017	11/15/2011 - 11/17/2011	798,303	796,875	1.19%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	1,580,001	1,976,606	2.94%
USG Corp.	8.375%	10/15/2018	11/9/2010 - 10/25/2011	1,457,700	1,631,250	2.43%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	7/20/2009 - 8/3/2009	793,539	894,625	1.33%^
				$9,667,412	$10,451,521	15.56%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 9.42% of the Fund’s net assets as of June 30, 2013.

(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2013.
(7)	Less than 0.0005%.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Shares	Market Value
NONCONVERTIBLE PREFERRED
STOCKS		0.28%
Financials		0.23%
Financial Services		0.07%
First Tennessee Bank - 144A,
3.750%(1)(2)	1,500	$1,159,219
Real Estate Investment Trusts
(REITs)		0.16%
Apartments (REITs)		0.01%
Cousins Properties Inc.,
7.500%	2,700	68,364
Warehouse-Industrial (REITs)		0.15%
CenterPoint Properties Trust,
5.377%(1)(3)	3,900	2,388,750
Total Financials
(Cost $5,401,577)		3,616,333

Utilities		0.05%
Utilities		0.05%
Southern California Edison,
5.349%(1)	7,638	776,451
Total Utilities
(Cost $763,800)		776,451
Total Nonconvertible Preferred Stocks
(Cost $6,165,377)		4,392,784
	Principal
	Amount	Market Value
CORPORATE BONDS		53.37%
Financials		16.32%
Financial Services		8.85%
Bank of America Corp.,
5.000%, 5/13/2021	$5,950,000	6,351,524
BB&T Corp.:
3.200%, 3/15/2016	8,975,000	9,411,616
6.850%, 4/30/2019	4,150,000	5,045,881
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	7,074,932
Citigroup Inc.,
5.375%, 8/9/2020	5,475,000	6,060,584
City National Corp.,
5.250%, 9/15/2020	16,475,000	17,873,958
Emigrant Capital Trust II - 144A,
2.720%, 4/14/2034(1)
(2)	850,000	557,041
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,312
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	13,538,999

	Principal
	Amount	Market Value
FMR Corp. - 144A,
7.490%, 6/15/2019(2)	$5,000,000	$6,041,900
Ford Motor Credit Co. LLC,
8.125%, 1/15/2020	8,775,000	10,598,936
JPMorgan Chase & Co.,
4.400%, 7/22/2020	7,150,000	7,484,899
PNC Funding Corp.:
4.250%, 9/15/2015	6,845,000	7,281,082
5.125%, 2/8/2020	7,250,000	7,973,992
The Toronto-Dominion Bank (Canada):
2.500%, 7/14/2016	4,625,000	4,797,142
1.400%, 4/30/2018	7,825,000	7,600,861
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,476,287
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	16,026,092
		137,221,038
Insurance		1.07%
Berkshire Hathaway Finance Corp.,
1.600%, 5/15/2017	5,325,000	5,305,915
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	10,687,072
Prudential Financial,
Series MTNB,
4.346%, 5/12/2015(1)	453,373	463,817
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	200,000	225,905
		16,682,709
Leasing		0.39%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(2)	5,725,000	6,035,724
Savings & Loans		0.24%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,183,250
2.969%,
6/16/2010**(4)	5,000,000	1,537,500
		3,720,750
Real Estate Investment Trusts (REITs)		5.77%
Cell Tower (REITs)		0.26%
American Tower Corp.,
7.250%, 5/15/2019	3,350,000	4,023,454
Diversified (REITs)		1.11%
National Retail Properties Inc.,
5.500%, 7/15/2021	825,000	893,862
Washington REIT:
4.950%, 10/1/2020	13,825,000	14,369,083
3.950%, 10/15/2022	2,025,000	1,932,143
		17,195,088

	Principal
	Amount	Market Value
Healthcare (REITs)		1.71%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022 $10,420,000		$11,149,400
Ventas Realty LP / Ventas Capital Corp.,
4.750%, 6/1/2021	14,625,000	15,381,566
		26,530,966
Hotels (REITs)		0.39%
Host Hotels & Resorts LP,
6.000%, 11/1/2020	5,575,000	6,008,796
Industrials (REITs)		0.08%
ProLogis LP,
7.625%, 7/1/2017	1,100,000	1,240,410
Regional Malls (REITs)		0.83%
Simon Property Group LP:
7.375%, 6/15/2018	2,868,000	3,471,097
10.350%, 4/1/2019	2,050,000	2,841,298
5.650%, 2/1/2020	5,775,000	6,604,423
		12,916,818
Shopping Centers (REITs)		0.04%
Weingarten Realty Investors,
6.640%, 7/15/2026	545,000	618,002
Timber (REITs)		1.35%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,634,746
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	18,315,420
		20,950,166
Total Financials
(Cost $252,805,839)		253,143,921

Industrials		31.55%
Aerospace & Defense		0.11%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,550,000	1,681,750
Autos		0.84%
BMW US Capital Inc. - 144A,
5.730%, 11/1/2015(2)(3)	12,000,000	12,946,200
Building Materials		0.75%
USG Corp. - 144A,
8.375%,
10/15/2018(2)	8,400,000	9,135,000
Vulcan Materials Co.,
7.000%, 6/15/2018	2,328,000	2,537,520
		11,672,520

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Cable & Media		1.87%
CBS Corp.,
8.875%, 5/15/2019 $11,675,000		$15,058,076
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,276,164
Virgin Media/Secured Finance PLC
(United Kingdom),
5.250%, 1/15/2021	9,735,000	9,746,390
WPP Finance 2010 (United Kingdom),
3.625%, 9/7/2022	1,000,000	944,800
		29,025,430
Chemicals		0.66%
The Dow Chemical Co.,
8.550%, 5/15/2019	2,700,000	3,447,624
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	5,625,000	6,744,904
		10,192,528
Commercial Services		0.52%
Iron Mountain Inc.,
7.750%, 10/1/2019	7,425,000	8,019,000
Consumer Products		0.34%
Jarden Corp.,
6.125%, 11/15/2022	5,000,000	5,268,750
Energy-Non Utility		7.79%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	5,611,006
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,182,004
Devon Energy Corp.,
6.300%, 1/15/2019	14,050,000	16,291,958
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	11,774,700
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	5,387,031
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	6,820,000	7,229,200
Pride International Inc.:
8.500%, 6/15/2019	2,925,000	3,723,107
6.875%, 8/15/2020	7,575,000	8,999,198
Range Resources Corp.,
5.750%, 6/1/2021	15,450,000	15,990,750
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	12,482,948
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	91,492
7.000%, 10/15/2028	9,775,000	11,911,551
8.375%, 6/15/2032	2,600,000	3,493,368
Tesoro Corp.,
5.375%, 10/1/2022	10,005,000	10,180,088

	Principal
	Amount	Market Value
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	$5,725,000	$6,499,432
		120,847,833
Food & Beverages		3.27%
Anheuser-Busch Companies Inc. (Belgium),
5.050%, 10/15/2016	8,030,000	9,015,450
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	8,037,931
The Coca-Cola Co.,
1.500%, 11/15/2015	6,000,000	6,123,372
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	4,700,000	5,174,338
PepsiCo Inc.:
3.750%, 3/1/2014	5,500,000	5,615,093
2.500%, 5/10/2016	15,000,000	15,616,215
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,187,262
		50,769,661
Healthcare		0.25%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	3,940,500
Leisure		1.69%
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,500,937
Royal Caribbean Cruises Ltd.,
5.250%, 11/15/2022	8,425,000	8,298,625
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,849,935
Vail Resorts Inc.,
6.500%, 5/1/2019	5,250,000	5,525,625
		26,175,122
Machinery		0.26%
Cummins Inc.,
7.125%, 3/1/2028	3,301,000	4,062,217
Metals & Mining		0.63%
BHP Billiton Finance USA Ltd. (Australia),
6.500%, 4/1/2019	5,025,000	6,020,905
Newmont Mining Corp.,
3.500%, 3/15/2022	4,325,000	3,705,777
Sweetwater Investors LLC - 144A,
5.875%, 5/15/2014(2)	92,792	92,147
		9,818,829
Other Industrials		0.54%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	7,975,000	8,294,000
Packaging & Containers		0.75%
Ball Corp.,
5.750%, 5/15/2021	5,000,000	5,287,500

	Principal
	Amount	Market Value
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	$6,000,000	$6,390,000
		11,677,500
Paper & Forestry		0.60%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%,
10/15/2014(2)	8,825,000	9,288,313
Pharmaceuticals		0.77%
GlaxoSmithKline Capital Inc. (United Kingdom),
5.650%, 5/15/2018	10,350,000	12,011,962
Restaurants		1.07%
Darden Restaurants Inc.,
4.500%, 10/15/2021	16,500,000	16,657,410
Retail		4.32%
Costco Wholesale Corp.,
1.700%, 12/15/2019	13,975,000	13,470,097
Kohl’s Corp.,
4.000%, 11/1/2021	16,425,000	16,458,146
Limited Brands Inc.,
7.000%, 5/1/2020	5,875,000	6,550,625
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	12,435,000	13,398,713
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	17,068,116
		66,945,697
Technology		0.61%
International Business Machines Corp.,
2.000%, 1/5/2016	8,000,000	8,210,576
Science Applications International Corp.,
5.500%, 7/1/2033	1,225,000	1,186,773
		9,397,349
Telecomm & Related		2.26%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,586,707
AT&T Inc.,
5.625%, 6/15/2016	9,600,000	10,745,962
AT&T Inc. - 144A,
4.300%, 12/15/2042(2)	3,999,000	3,500,249
Frontier Communications Corp.,
8.500%, 4/15/2020	7,400,000	8,195,500
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(2)(3)	4,527,292	5,051,326
		35,079,744
Textiles, Apparel & Luxury Goods		0.37%
Hanesbrands Inc.,
6.375%, 12/15/2020	5,400,000	5,784,750

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Transportation		1.28%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	$3,325,000	$3,819,387
4.575%, 1/15/2021(3)	853,078	912,793
6.150%, 5/1/2037	4,325,000	5,042,816
Burlington Northern Santa Fe LLC,
3.000%, 3/15/2023	4,600,000	4,389,867
Canadian National Railway Co. (Canada),
6.800%, 7/15/2018	3,315,000	3,992,868
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,719,799
		19,877,530
Total Industrials
(Cost $474,084,241)		489,434,595
Utilities		5.50%
Utilities		5.50%
Calpine Corp. - 144A,
7.500%, 2/15/2021(2)	7,444,000	7,983,690
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	7,375,000	8,400,877
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,879,559
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,309,359
3.900%, 6/15/2021	4,275,000	4,541,970
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	945,679
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	3,287,000	3,661,919
Series R, 6.750%,
7/1/2037	2,850,000	3,658,573
NextEra Energy Capital Corp.:
2.600%, 9/1/2015	3,200,000	3,297,117
6.350%, 10/1/2066(1)	2,900,000	3,003,689
NRG Energy Inc.,
8.500%, 6/15/2019	3,807,000	4,087,766
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,378,449
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,466,340
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,373,479
Tenaska Alabama II Partners LP - 144A,
6.125%, 3/30/2023(2)	208,744	222,217
Tenaska Virginia Partners LP - 144A,
6.119%, 3/30/2024(2)	187,386	202,232
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	12,959,815

	Principal
	Amount	Market Value
WPD Holdings Inc - 144A (United Kingdom),
7.250%,
12/15/2017(2)	$875,000	$1,003,438
		85,376,168
Total Utilities
(Cost $77,132,335)		85,376,168
Total Corporate Bonds
(Cost $804,022,415)		827,954,684

MUNICIPAL BONDS		1.02%
Washington		1.02%
Washington State Build America Bonds:
5.090%, 8/1/2033	5,900,000	6,393,004
5.481%, 8/1/2039	8,400,000	9,388,512
		15,781,516
Total Municipal Bonds
(Cost $16,230,726)		15,781,516

ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-
BACKED SECURITIES,
RESIDENTIAL MORTGAGE-BACKED
SECURITIES & AGENCY MORTGAGE-
BACKED SECURITIES		36.36%
Asset-Backed Securities		4.33%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A,
Class G3, 0.459%,
5/10/2032(1)(2)(3)	6,495,201	6,186,679
BMW Vehicle Owner Trust,
Series 2011-A,
Class A3, 0.760%,
9/25/2014(5)	3,144,651	3,148,692
CarMax Auto Owner Trust,
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,126,870
Centerpoint Energy Transition Bond Co. III LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	2,665,332	2,816,158
Honda Auto Receivables Owner Trust:
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	7,537,727	7,548,416
Series 2012-2,
Class A4, 0.910%,
6/15/2015(5)	4,200,000	4,210,357
Hyundai Auto Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	2,208,057	2,225,613

	Principal
	Amount	Market Value
John Deere Owner Trust:
Series 2011-A,
Class A3, 1.290%,
1/15/2016	$1,418,854	$1,422,841
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,591,666
Marriott Vacation Club Owner Trust - 144A,
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	4,374,271	4,497,923
Toyota Auto Receivables Owner Trust:
Series 2012-A,
Class A3, 0.750%,
2/16/2016	10,000,000	10,016,450
Series 2012-A,
Class A4, 0.990%,
8/15/2017	5,000,000	5,014,675
World Financial Network Credit Card Master
Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,341,641
Total Asset-Backed Securities
(Cost $66,462,993)		67,147,981

Commercial Mortgage-Backed
Securities		3.42%
Adams Outdoor Advertising LP - 144A:
5.438%,
12/20/2017(2)(5)	7,748,867	8,259,874
10.756%,
12/20/2017(2)(5)	6,300,000	7,032,929
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2)(5)	4,500,000	4,947,962
6.113%, 1/15/2020(2)(5)	8,975,000	10,308,497
4.883%, 8/15/2020(2)(5)	5,900,000	6,351,220
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(2)(5)	15,000,000	15,579,135
SBA Tower Trust - 144A,
4.254%, 4/15/2015(2)(5)	550,000	570,151
Total Commercial Mortgage-Backed Securities
(Cost $48,973,867)		53,049,768

Residential Mortgage-Backed
Securities		2.16%
Banc of America Funding Trust:
Class 2A4, 5.500%,
8/1/2035	705,608	685,331
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	339,338	332,818

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 3.108%,
8/25/2033(1)	$5,171,082	$5,134,404
Series 2005-
2, Class 1A12,
5.500%, 3/25/2035	220,151	217,157
Series 2005-8,
Class A14, 5.500%,
9/25/2035	725,709	440,860
Banc of America Mortgage Trust,
Series 2003-E,
Class 3A1, 2.890%,
6/25/2033(1)	3,918,174	3,887,216
Bank of America Alternative Loan Trust,
Series 2005-4,
Class CB9, 5.500%,
5/25/2035	762,102	92,005
Bear Stearns Co.:
Series 2003-AC4,
Class A, 5.500%,
9/25/2033(6)	6,104,692	6,249,721
Series 2003-7,
Class 4A, 4.819%,
10/25/2033(1)	28,141	28,345
Countrywide Asset-Backed Certificates,
Series 2005-1,
Class AF6, 5.030%,
7/25/2035(1)	5,132,841	5,278,998
RAMP Series Trust,
Series 2006-EFC2,
Class A3, 0.353%,
12/25/2036(1)	5,068,075	4,613,317
JP Morgan Mortgage Trust 2013-2,
Series 2013-2 - 144A
Class A2, 3.500%,
12/25/2030(2)	6,669,276	6,537,025
Total Residential Mortgage-Backed Securities
(Cost $34,594,721)		33,497,197

Agency Mortgage-Backed
Securities		26.45%
FHLMC:
Pool #781958,
5.137%, 9/1/2034(1)	411,638	436,947
Gold Pool #G08061,
5.500%, 6/1/2035	346,740	374,658
Gold Pool #G08079,
5.000%, 9/1/2035	4,805,763	5,146,866
Gold Pool #G01960,
5.000%, 12/1/2035	1,427,953	1,528,468
Gold Pool #A41748,
5.000%, 1/1/2036	2,226,506	2,386,369
Gold Pool #A42128,
5.500%, 1/1/2036	1,643,497	1,772,508
Gold Pool #G02064,
5.000%, 2/1/2036	2,306,554	2,469,735

	Principal
	Amount	Market Value
Gold Pool #G05200,
5.000%, 5/1/2036	$6,947,654	$7,430,738
Gold Pool #G02252,
5.500%, 7/1/2036	5,067,916	5,476,578
Gold Pool #G02386,
6.000%, 11/1/2036	3,699,319	4,015,411
Pool #1G1317,
5.900%, 11/1/2036(1)	1,890,874	2,002,462
Gold Pool #G03189,
6.500%, 9/1/2037	6,988,307	7,710,213
Pool #A86876,
5.000%, 6/1/2039	6,604,847	7,076,526
Gold Pool #A91161,
4.500%, 2/1/2040	7,123,181	7,506,729
Pool #A92533,
4.500%, 6/1/2040	7,808,099	8,228,526
Pool #A93505,
4.500%, 8/1/2040	10,340,590	10,897,379
Pool #A97047,
4.500%, 2/1/2041	7,936,764	8,380,524
Pool #A97620,
4.500%, 3/1/2041	14,406,052	15,211,523
Gold Pool #Q05168,
4.000%, 12/1/2041	22,451,947	23,403,775
Gold Pool #Q05601,
4.000%, 1/10/2042	13,359,873	13,927,106
Gold Pool #C03789,
4.000%, 3/1/2042	12,093,373	12,613,545
FNMA:
Pool #932361,
4.000%, 1/1/2025	8,406,009	8,896,668
Pool #AC8938,
4.500%, 1/1/2025	10,964,351	11,640,731
Pool #AD4268,
4.500%, 3/1/2025	6,684,884	7,097,127
Pool #AL2840,
2.500%, 11/1/2027	15,878,551	15,975,887
Pool #AB4853,
3.000%, 4/1/2032	23,115,833	23,354,851
Pool #MA1201,
3.500%, 10/1/2032	22,826,880	23,510,545
Pool #725705,
5.000%, 8/1/2034	678,205	733,911
Pool #735288,
5.000%, 3/1/2035	3,758,847	4,065,381
Pool #255706,
5.500%, 5/1/2035	3,871,080	4,205,530
Pool #735897,
5.500%, 10/1/2035	2,796,338	3,050,092
Pool #836496,
5.000%, 10/1/2035	3,417,552	3,679,911
Pool #850582,
5.500%, 1/1/2036	961,369	1,044,461
Pool #745275,
5.000%, 2/1/2036	4,179,280	4,511,215
Pool #845471,
5.000%, 5/1/2036	663,810	705,302

	Principal
	Amount	Market Value
Pool #888016,
5.500%, 5/1/2036	$4,786,278	$5,220,608
Pool #190377,
5.000%, 11/1/2036	3,703,136	3,987,418
Pool #256526,
6.000%, 12/1/2036	4,450,892	4,655,727
Pool #888405,
5.000%, 12/1/2036	832,825	896,526
Pool #907772,
6.000%, 12/1/2036	1,700,362	1,754,469
Pool #910881,
5.000%, 2/1/2037	2,995,193	3,183,300
Pool #889108,
6.000%, 2/1/2038	3,696,056	4,015,063
Pool #889579,
6.000%, 5/1/2038	6,510,560	7,083,248
Pool #995838,
5.500%, 5/1/2039	4,979,462	5,409,673
Pool #AE0395,
4.500%, 10/1/2040	15,936,597	16,967,551
Pool #AE0949,
4.000%, 2/1/2041	27,499,338	28,794,227
Pool #AJ1407,
4.000%, 9/1/2041	11,793,513	12,302,946
Pool #AL2625,
3.500%, 10/1/2042	15,448,397	15,710,835
Pool # MA1273,
3.500%, 12/1/2042	15,365,579	15,616,806
Pool # AL3028,
3.500%, 1/1/2043	23,227,771	23,607,545
GNMA,
Pool #550656,
5.000%, 9/15/2035	572,399	622,926
Total Agency Mortgage-Backed Securities
(Cost $409,284,355)		410,297,066

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency
Mortgage-Backed Securities
(Cost $559,315,936)		563,992,012

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.01%
FNMA,
8.200%, 3/10/2016	55,000	65,948
Total U.S. Government & Agency Obligations
(Cost $53,461)		65,948

U.S. TREASURY BONDS & NOTES		6.85%
4.000%, 2/15/2014	2,500,000	2,560,155
4.250%, 11/15/2014	400,000	422,031
4.000%, 2/15/2015	8,050,000	8,532,372
2.625%, 4/30/2016	13,650,000	14,413,554

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
5.375%, 2/15/2031	$3,350,000	$4,364,420
4.500%, 2/15/2036	15,250,000	18,179,662
4.375%, 2/15/2038	4,500,000	5,275,548
4.375%, 11/15/2039	15,000,000	17,610,930
4.750%, 2/15/2041	24,700,000	30,732,210
3.750%, 8/15/2041	4,000,000	4,229,064
		106,319,946
Total U.S. Treasury Bonds & Notes
(Cost $98,421,087)		106,319,946
	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.22%
Bank of New York Cash
Reserve
(7 Day Yield 0.050%)	3,326,101	3,326,101
Total Money Market Mutual Funds
(Cost $3,326,101)		3,326,101
Total Investments
(Cost $1,487,535,103)	98.11%	1,521,832,991
Other Assets in Excess
of Liabilities	1.89%	29,325,626
Net Assets	100.00%	$1,551,158,617

**  Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/2017	12/3/2010 $	7,748,867	$8,259,874	0.53%
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	6,300,000	7,032,929	0.45%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3	0.459%	5/10/2032	4/26/2012	6,495,201	6,186,679	0.40%^
AT&T Inc.	4.300%	12/15/2042	4/10/2012	3,566,309	3,500,249	0.23%^
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	5,474,625	6,035,724	0.39%^
BMW US Capital Inc.	5.730%	11/1/2015	10/16/2007	12,000,000	12,946,200	0.83%
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 10/19/2010	7,454,368	7,983,690	0.51%^
Crown Castle Towers LLC	5.495%	1/15/2017	1/8/2010	4,500,000	4,947,962	0.32%^
Crown Castle Towers LLC	6.113%	1/15/2020	1/8/2010	8,975,000	10,308,497	0.66%^
Crown Castle Towers LLC	4.883%	8/15/2020	7/29/2010	5,900,000	6,351,220	0.41%^
Emigrant Capital Trust II	2.720%	4/14/2034	8/11/2004	846,694	557,041	0.04%
First Tennessee Bank	3.750%	–	3/16/2005	1,500,000	1,159,219	0.07%
FMR Corp.	7.490%	6/15/2019	3/6/2007	5,518,073	6,041,900	0.39%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	15,000,000	15,579,135	1.00%
JP Morgan Mortgage Trust 2013-2	3.500%	5/25/2043	6/13/2013	6,669,276	6,537,025	0.42%^
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/2032	11/5/2010	4,373,815	4,497,923	0.29%^
SBA Towers Trust	4.254%	4/15/2015	4/8/2010	550,000	570,151	0.04%^
Sweetwater Investors LLC	5.875%	5/15/2014	5/31/2005 - 12/15/2005	92,909	92,147	0.01%
Tenaska Alabama II Partners LP	6.125%	3/30/2023	10/9/2003 - 9/4/2009	210,412	222,217	0.01%^
Tenaska Virginia Partners LP	6.119%	3/30/2024	4/29/2004 - 1/19/2005	187,314	202,232	0.01%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	4,037,780	5,051,326	0.33%
USG Corp.	8.375%	10/15/2018	11/8/2010 - 11/9/2010	8,478,707	9,135,000	0.59%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	6/12/2006 - 8/3/2009	8,502,556	9,288,313	0.60%^
WPD Holdings Inc (United Kingdom)	7.250%	12/15/2017	10/15/2003 - 6/30/2006	863,465	1,003,438	0.06%^
				$125,245,371	$133,490,091	8.61%
^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 5.33% of the Fund’s net assets as of June 30, 2013.

(3)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of June 30, 2013 these securities represented 1.77% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2013.

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2013
(UNAUDITED)

	Principal
	Amount	Market Value
CERTIFICATE PARTICIPATION		0.33%
Education		0.33%
Denver City & County School District No 1,
4.000%, 12/15/2019	$400,000	$438,028
Total Certificate Participation
(Cost $456,794)		$438,028
CERTIFICATES OF PARTICIPATION		16.04%
Auraria Higher
Education Center,
6.000%, 5/1/2024,
Optional 11/1/2019
@ 100.00	499,000	548,131
City of Aurora:
5.000%, 12/1/2026,
Optional 12/1/2019
@ 100.00	1,000,000	1,095,670
5.000%, 12/1/2030,
Optional 12/1/2019
@ 100.00	875,000	937,300
City of Westminster Co.:
4.000%, 12/1/2023	425,000	450,253
4.000%, 12/1/2024,
Optional 12/1/2023
@ 100.00	1,215,000	1,261,134
4.000%, 12/1/2025,
Optional 12/1/2023
@ 100.00	500,000	511,110
Colorado State Higher
Education Capital
Construction Lease
Purchase Program:
5.250%, 11/1/2023,
Optional 11/1/2018
@ 100.00	1,000,000	1,124,650
5.000%, 11/1/2025	1,000,000	1,102,670
Colorado State,
University of
Colorado at Denver
Health Sciences
Center Fitzsimons
Academic:
5.000%, 11/1/2018,
Prerefunded
11/1/2015 @ 100.00,
NATL-RE	700,000	771,946
4.500%, 11/1/2022	550,000	606,782
Denver City & County,
Denver Botanic
Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	625,000	686,225

	Principal
	Amount	Market Value
Douglas & Elbert
Counties School
District Re-1:
5.000%, 1/15/2025,
Optional 1/15/2019
@ 100.00	$1,000,000	$1,070,180
5.000%, 1/15/2029,
Optional 1/15/2023
@ 100.00	705,000	763,325
Eagle County, Justice
Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	551,325
El Paso County School D
istrict No. 49 Falcon,
5.000%, 12/15/2028,
Optional 12/15/17
@ 100.00	800,000	846,000
Garfield County Public
Library District,
5.000%, 12/1/2024,
Optional 12/1/2019
@ 100.00	675,000	714,379
Pueblo Co., Police
Complex Project,
5.500%, 8/15/2018,
AGM	500,000	579,160
Regional Transportation
District:
4.500%, 6/1/2019,
Prerefunded
6/1/2015 @ 100.00,
AMBAC	620,000	667,108
5.000%, 6/1/2020	1,200,000	1,372,920
5.000%, 12/1/2022,
Optional 12/1/2017
@ 100.00, AMBAC	1,000,000	1,079,460
State of Colorado
Higher Education,
4.000%, 11/1/2027,
Optional 11/1/2023
@ 100.00	1,200,000	1,214,148
State of Colorado,
Building Excellent
Schools Today:
5.000%, 3/15/2024,
Optional 3/15/2021
@ 100.00	1,000,000	1,124,840
4.000%, 3/15/2025,
Optional 3/15/2022
@ 100.00	1,000,000	1,034,140
4.000%, 3/15/2027,
Optional 3/15/2022
@ 100.00	1,000,000	1,010,220
Total Certificates of Participation
(Cost $21,172,604)		$21,123,076

	Principal
	Amount	Market Value
GENERAL OBLIGATION BONDS		30.57%
County-City-Special
District-School District		30.57%
Adams & Arapahoe
Counties Joint
School District
No. 28J,
6.250%, 12/1/2026,
Prerefunded
12/1/2018 @ 100.00	$1,250,000	$1,553,050
Adams 12 Five Star
Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	2,385,000	1,490,434
Arapahoe County
School District
No. 1 Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021
@ 100.00	975,000	1,089,016
5.000%, 12/1/2029,
Optional 12/1/2021
@ 100.00	2,440,000	2,704,618
Arapahoe County
School District
No. 5 Cherry Creek,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	1,000,000	1,116,900
Boulder Larimer &
Weld Counties
St. Vrain Valley
School District Re-1J,
5.000%, 12/15/2026,
Optional 12/15/2016
@ 100.00	1,000,000	1,084,550
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018
@ 100.00	750,000	831,697
Denver City & County
School District No. 1:
5.500%, 12/1/2022,
FGIC	500,000	612,855
5.250%, 12/1/2025,
Optional 6/1/2019
@ 100.00	2,680,000	3,052,574
4.000%, 12/1/2028,
Optional 12/1/2021
@ 100.00	650,000	666,809
Douglas & Elbert
Counties School
District Re-1:
5.000%, 12/15/2017,
Optional 12/15/2014
@ 100.00, AGM	1,325,000	1,401,890

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
zero coupon,
12/15/2022	$1,660,000	$1,266,929
5.000%, 12/15/2023,
Prerefunded
12/15/2017 @ 100.00	1,250,000	1,454,037
5.000%, 12/15/2026,
Prerefunded
12/15/2017 @ 100.00	325,000	378,050
Eagle, Garfield & Routt
Counties School
District Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016
@ 100.00, AGM	2,500,000	2,844,450
El Paso County School
District No. 20,
zero coupon,
12/15/2013, AGM	500,000	497,535
Garfield County,
Garfield School
District Re-2:
5.000%, 12/1/2024,
Prerefunded
12/1/2016 @ 100.00,
AGM	800,000	908,776
4.750%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	1,000,000	1,058,310
5.000%, 12/1/2027,
Prerefunded
12/1/2016 @ 100.00,
AGM	250,000	283,992
Garfield, Pitkin & Eagle
Counties Roaring
Fork School District
Re-1:
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	1,500,000	1,711,620
5.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	1,500,000	1,721,220
Gunnison Watershed
School District Re-1J,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	1,000,000	1,135,100
Ignacio School District
No. 11JT:
5.250%, 12/1/2024,
Optional 12/15/2021
@ 100.00	500,000	584,690
5.000%, 12/1/2029,
Optional 12/15/2021
@ 100.00	1,000,000	1,100,790
Jefferson County School
District R-1:
5.250%, 12/15/2024	1,500,000	1,815,270

	Principal
	Amount	Market Value
5.250%, 12/15/2025,
Prerefunded
12/15/2016 @ 100.00,
AGM	$500,000	$573,905
La Plata County
School District
No. 9-R Durango:
4.500%, 11/1/2023,
Optional 11/1/2021
@ 100.00	1,000,000	1,116,020
5.000%, 11/1/2024,
Optional 11/1/2021
@ 100.00	1,000,000	1,149,550
Larimer County
School District
No R-1 Poudre,
4.000%, 12/15/2025,
Optional 12/15/2022
@ 100.00	1,000,000	1,057,250
Moffat County
School District
Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017
@ 100.00, AGM	1,030,000	1,112,668
Pitkin County
School District
No. 001, Aspen,
5.375%, 12/1/2026,
Optional 12/1/2019
@ 100.00	225,000	257,643
Pueblo County
School District
No. 60,
5.000%, 12/15/2021	750,000	882,638
Rio Blanco County
School District
Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	638,860
Summit County,
Summit County School
District Re-1,
4.000%, 12/1/2024,
Optional 12/1/2021
@ 100.00	1,020,000	1,090,604
Total General Obligation Bonds
(Cost $39,228,070)		$40,244,300

REVENUE BONDS		49.23%
Airports		1.66%
City & County of Denver
Airport Series A
Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,088,150

	Principal
	Amount	Market Value
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	$1,000,000	$1,094,880
		2,183,030
General		7.61%
Boulder County
Open Space Capital
Improvement Trust
Fund:
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00,	1,000,000	1,166,540
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,103,020
City & County of
Denver Co.,
5.250%, 9/1/2018	1,500,000	1,745,085
Denver CO Convention,
5.000%, 12/1/2035,
Optional 11/1/2016
@ 100.00	1,060,000	1,074,840
Denver Convention
Center Hotel
Authority,
4.750%, 12/1/2035,
Optional 11/1/2016
@ 100.00	300,000	298,350
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021
@ 100.00	500,000	581,325
Plaza Metropolitan
District No 1,
5.000%, 12/1/2022	1,000,000	1,041,880
Regional Transportation
District, Colorado
Sales Tax Revenue,
Series A,
5.000%, 11/1/2027,
Prerefunded
11/1/2016 @ 100.00,
AMBAC	575,000	652,717
Town of Castle Rock Co.,
5.000%, 6/1/2029,
Optional 6/1/2023
@ 100.00	1,630,000	1,783,187
Town of Castle Rock
Sales and Use
Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018
@ 100.00, AGM	500,000	571,200
		10,018,144

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Higher Education		7.58%
Colorado Educational &
Cultural Facilities
Authority:
4.000%, 3/1/2024,
Optional 3/1/2023
@ 100.00	$500,000	$521,995
4.000%, 3/1/2025,
Optional 3/1/2023
@ 100.00	500,000	516,590
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015
@ 100.00, NATL-RE	500,000	528,720
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	300,000	315,027
Colorado Mesa University,
5.125%, 5/15/2037,
Optional 5/15/2017
@ 100.00	25,000	25,699
Colorado School of Mines,
5.000%, 12/1/2028,
Optional 12/1/2022
@ 100.00	350,000	387,632
Colorado State Board of
Governors University -
Enterprise Revenue
Bonds:
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	551,945
5.250%, 3/1/2024,
Prerefunded
3/1/2017 @ 100.00	75,000	86,255
5.250%, 3/1/2024,
Prerefunded
3/1/2017 @ 100.00	425,000	488,775
5.000%, 3/1/2026,
Optional 3/1/2022
@ 100.00	1,000,000	1,108,830
5.000%, 3/1/2029,

Optional 3/1/2022
@ 100.00	1,500,000	1,614,495
Mesa State College,
Auxiliary Facility
Enterprise Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00	250,000	298,305
University of Colorado
Enterprise Systems
Revenue:
5.000%, 6/1/2026,
Prerefunded
6/1/2015 @ 100.00	750,000	813,360

	Principal
	Amount	Market Value
Series A-1, 5.000%,
6/1/2028, Optional
6/1/2022 @ 100.00,	$1,500,000	$1,642,065
Series A-1, 5.000%,
6/1/2029, Optional
6/1/2022 @ 100.00,	1,000,000	1,086,020
		9,985,713

Medical		14.20%
Aspen Valley Hospital District:
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	617,508
5.000%, 10/15/2030,
Optional 10/15/2022
@ 100.00	1,000,000	1,025,320
Aurora Colorado
Hospital Revenue,
Children’s Hospital,
5.000%, 12/1/2022,
Optional 6/1/2018
@ 100.00, AGM	1,000,000	1,090,200
Colorado Health
Facilities Authority,
5.000%, 1/1/2017	1,105,000	1,178,560
Colorado Health Facilities
Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	393,597
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	1,000,000	1,085,540
Colorado Health
Facilities Authority
Revenue, Catholic
Health Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021
@ 100.00	500,000	557,985
5.250%, 7/1/2024,
Optional 7/1/2019
@ 100.00	1,000,000	1,122,020
4.750%, 9/1/2025,
Optional 5/1/2018
@ 100.00	660,000	698,432
Colorado Health
Facilities Authority
Revenue, Covenant
Retirement
Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	500,000	503,910

	Principal
	Amount	Market Value
Colorado Health
Facilities Authority
Revenue, Craig
Hospital Project,
5.000%, 12/1/2024,
Optional 12/1/2022
@ 100.00	$1,000,000	$1,080,190
Colorado Health
Facilities Authority
Revenue, Evangelical
Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016
@ 100.00	750,000	802,095
5.250%, 6/1/2020,
Optional 6/1/2016
@ 100.00	500,000	533,715
5.250%, 6/1/2023,
Optional 6/1/2016
@ 100.00	400,000	423,752
Colorado Health
Facilities Authority
Revenue, Park View
Medical Center:
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	475,069
5.000%, 9/1/2025,
Optional 9/1/2017
@ 100.00	450,000	476,982
Colorado Health
Facilities Authority
Revenue, Sisters
Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020
@ 100.00	1,000,000	1,096,200
Colorado Health
Facilities Authority
Revenue, Vail Valley
Medical Center:
5.000%, 1/15/2020,
Prerefunded
1/15/2015 @ 100.00	700,000	747,495
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	240,000	246,665
Colorado Health
Facilities Authority
Revenue, Valley View
Hospital Association,
5.000%, 5/15/2027,
Optional 5/15/2017
@ 100.00	250,000	254,022

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Colorado Health
Facilities Authority
Revenue, Yampa
Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	$850,000	$870,621
Colorado Health
Facilities Authority,
Poudre Valley Health,
Series A,
5.000%, 3/1/2025,
Optional 3/1/2015
@ 100.00	700,000	718,137
Denver Health &
Hospital Authority:
5.000%, 12/1/2018,
Optional 12/1/2016
@ 100.00	550,000	590,205
5.000%, 12/1/2020,
Optional 12/1/2016
@ 100.00	500,000	527,030
University of Colorado
Hospital Authority:
5.000%, 11/15/2023,
Optional 11/15/2022
@ 100.00	450,000	496,683
5.000%, 11/15/2027,
Optional 11/15/2022
@ 100.00	1,000,000	1,078,250
		18,690,183
Multi-Family Housing		0.24%
Colorado Housing &
Finance Authority,
3.900%, 10/1/2032,
Mandatory Sinking
Fund, 2023 - 2032
@ 100.00, Optional
10/1/2022 @ 100.00	335,000	320,525
Special Tax		5.01%
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	110,000	110,403
4.250%, 12/1/2014	125,000	126,005
4.375%, 12/1/2015	125,000	125,097
Colorado Educational &
Cultural Facilities Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013
@ 100.00	390,000	413,697
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	186,154

	Principal
	Amount	Market Value
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	$250,000	$247,950
Bromley East
Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	506,965
Cherry Creek Academy,
4.000%, 4/1/2022,
Mandatory Sinking
Fund 4/1/2016
@ 100.00	250,000	242,087
Kent Denver School,
5.000%, 10/1/2019	115,000	126,285
Denver City & County
Golf Enterprise:
4.600%, 9/1/2015	185,000	187,157
5.000%, 9/1/2018,
Optional 9/1/2016
@ 100.00	350,000	353,756
5.000%, 9/1/2019,
Optional 9/1/2016
@ 100.00	500,000	504,635
Grand Junction
Leasing Authority
Capital Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	415,838
5.000%, 6/15/2023,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	411,633
Northwest Parkway
Public Highway
Authority Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,094,515
Superior Open Space
Sales & Use Tax:
4.625%, 6/1/2015	100,000	103,997
4.750%, 6/1/2017,
Optional 6/1/2016
@ 100.00	325,000	339,716
5.000%, 6/1/2026,
Optional 6/1/2016
@ 100.00	1,085,000	1,097,239
		6,593,129
Transportation		0.17%
Colorado Department
of Transportation,
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @ 100.00,
NATL-RE FGIC	205,000	218,930

	Principal
	Amount	Market Value
Utilities		12.21%
Brighton Colorado Water
Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	$1,515,000	$1,599,870
City of Colorado
Springs Co. Utilities
System Revenue,
4.000%, 11/15/2030,
Optional 11/15/2022
@ 100.00	2,125,000	2,114,375
Colorado Springs Colorado
Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00	1,000,000	1,122,590
Colorado Water
Resources & Power
Development Authority,
5.000%, 9/1/2022,
Prerefunded
9/1/2014 @ 100.00	5,000	5,279
Colorado Water
Resources & Power
Development Authority,
East Cherry Creek
Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,468,777
Colorado Water
Resources & Power
Development Authority,
Steamboat Springs
Utility Enterprise
Project,
5.000%, 8/1/2031,
Optional 8/1/2021
@ 100.00	625,000	667,763
Colorado Water
Resources & Power
Development Authority,
Waste Water
Revolving Fund,
5.500%, 9/1/2019	500,000	606,770
Denver City & County
Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,691,692
Eagle River Water &
Sanitation District,
5.000%, 12/1/2027,
Optional 12/1/2022
@ 100.00	200,000	219,498

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2013 (continued)
(UNAUDITED)

	Principal
	Amount	Market Value
Fort Collins
Colorado Waste Water
Utility Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018
@ 100.00	$1,000,000	$1,076,910
5.000%, 12/1/2027,
Optional 12/1/2018
@ 100.00	465,000	497,680
Golden Colorado Water &
Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	150,000	151,266
Parker Co., Water &
Sanitation District
Enterprise Revenue,
5.000%, 11/1/2026,
Optional 5/1/2022
@ 100.00	400,000	445,852
Platte River Power
Authority, Series HH:
5.000%, 6/1/2022,
Optional 6/1/2019
@ 100.00	485,000	548,103
5.000%, 6/1/2027,
Optional 6/1/2019
@ 100.00	2,000,000	2,219,720
5.000%, 6/1/2028,
Optional 6/1/2019
@ 100.00	1,000,000	1,105,290
Thornton Colorado
Water Enterprise,
5.000%, 12/1/2021,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	500,000	533,435
		16,074,870
Water		0.55%
City of Aurora Co.
Water Revenue,
5.000%, 8/1/2020,
Optional 8/1/2017
@ 100.00	650,000	727,337
Total Revenue Bonds
(Cost $64,406,779)		$64,811,861

TAX ALLOCATION		1.24%
Development		1.24%
Denver Urban
Renewal Authority:
5.000%, 12/1/2024,
Optional 12/1/2022
@ 100.00	500,000	548,745

	Principal
	Amount	Market Value
5.000%, 12/1/2025,
Optional 12/1/2022
@ 100.00	$1,000,000	$1,086,740
		1,635,485
Total Tax Allocation
(Cost $1,729,288)		$1,635,485

MONEY MARKET MUTUAL FUNDS		2.15%
Fidelity Institutional
Money Market Tax
Exempt - Class I
(7 Day Yield 0.010%)	2,826,173	2,826,173
Total Money Market Mutual Funds
(Cost $2,826,173)		2,826,173
Total Investments
(Cost $129,819,708)	99.56%	131,078,923
Other Assets in
Excess of Liabilities	0.44%	583,425
Net Assets	100.00%	$131,662,348

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.

ADR	American Depositary Receipt.

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AGM	Assured Guaranty Municipal.

AMBAC	Ambac Financial Group Inc.

BV	Besloten Vennootschap is a Dutch private limited liability company.

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association.

GNMA	Government National Mortgage Association.

LLC	Limited Liability Company.

LP	Limited Partnership.

Ltd.	Limited.

MBIA-RE

MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.

MTNB	Medium Term Notes Bond.

MORAL OBLG

Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.

Pty Ltd.	Proprietary Limited Company.

NA	National Association.

NATL-RE	Third party insurer for municipal debt securities.

N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC	Public Limited Co.

REIT(s)	Real Estate Investment Trust.

S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.

S.p.A.	Società Per Azioni is an Italian shared company.

XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro Currency

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF JUNE 30, 2013
(UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Blue Chip	Mid-Cap Value	Small-Cap
	Fund	Fund	Fund	Dividend Fund	Dividend Fund	Opportunity Fund
Assets
Investments at value (cost - see below)	$71,771,209	$105,973,973	$119,420,720	$67,817,553	$47,589,045	$19,836,166
Investments in affiliates at value (cost - see below)	0	0	0	0	0	0
Cash and cash equivalents	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Receivable for investment securities sold	0	1,792,712	1,632,484	8,478,242	0	0
Dividends and interest receivable	2,242	30,591	38,491	101,751	67,076	12,513
Receivable for fund shares subscribed	231,288	12,322	43,735	2,865	6,534	1,013
Investment for trustee deferred compensation plan	29,511	59,762	28,524	14,193	10,733	9,259
Prepaid and other assets	17,531	18,242	12,579	14,757	8,657	16,439
Total Assets	72,051,781	107,887,602	121,176,533	76,429,361	47,682,045	19,875,390
Liabilities
Payable for investment securities purchased	588,079	1,440,388	0	10,423,765	422,797	118,014
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	26,075	38,126	1,267,206	47,651	247,942	2,511
Payable for investment advisory fee	37,312	55,530	67,235	35,292	28,760	9,495
Payable for administration fee	9,270	13,574	15,141	8,494	6,215	3,815
Payable for shareholder servicing reimbursements	9,750	7,237	16,447	3,274	6,864	2,106
Payable for trustee deferred compensation plan	29,511	59,762	28,524	14,193	10,733	9,259
Payable for transfer agent fee	3,441	6,770	15,737	13,251	2,530	3,402
Payable for audit fee	11,309	10,678	9,668	11,188	9,728	10,298
Payable for printing fee	4,914	7,841	24,747	2,288	1,330	1,703
Payable for trustee fee	1,705	2,678	3,643	1,704	1,245	1,494
Payable for custody fee	4,631	7,622	18,703	3,050	2,006	2,226
Payable for chief compliance officer fee	440	760	2,269	414	232	287
Overdraft due to shares redeemed	0	0	35,877	0	0	0
Other payables	5,503	5,692	7,562	5,718	2,125	5,230
Total Liabilities	731,940	1,656,658	1,512,759	10,570,282	742,507	169,840
Net Assets	$71,319,841	$106,230,944	$119,663,774	$65,859,079	$46,939,538	$19,705,550
Net Assets Consist of:
Paid-in capital	$52,501,329	$77,684,941	$226,895,362	$45,201,834	$42,065,097	$13,204,885
(Over)/Undistributed net investment income	(59,588)	(567,558)	(557,693)	402,168	226,126	(43,628)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	6,450,686	9,425,216	(124,667,296)	14,244,774	(5,499,081)	2,309,813
Net unrealized appreciation/(depreciation)
on investments and translation of assets
denominated in foreign currencies	12,427,414	19,688,345	17,993,401	6,010,303	10,147,396	4,234,480
Net Assets	$71,319,841	$106,230,944	$119,663,774	$65,859,079	$46,939,538	$19,705,550
Net Assets:
Retail Class	$65,709,454	$78,361,342	$119,663,774	$58,819,088	$46,939,538	$17,305,729
Institutional Class	5,610,387	27,869,602	N/A	7,039,991	N/A	2,399,821
Shares of Beneficial Interest Outstanding:
Retail Class	4,297,713	11,092,735	6,184,445	4,415,484	2,017,421	558,275
Institutional Class	364,993	3,908,958	N/A	529,738	N/A	76,730
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	15.29	7.06	19.35	13.32	23.27	31.00
Institutional Class	15.37	7.13	N/A	13.29	N/A	31.28
Cost of Investments	$59,343,795	$86,285,628	$101,427,319	$61,807,250	$37,441,649	$15,601,686
Cost of Affiliated Investments	0	0	0	0	0	0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF JUNE 30, 2013
(UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$294,412,647	$12,746,565	$343,224,468	$66,537,856	$1,521,832,991	$131,078,923
Investments in affiliates at value (cost - see below)	0	0	65,189,487	0	0	0
Cash and cash equivalents	0	0	0	0	132,234	0
Unrealized gain on forward foreign currency contracts	0	0	3,207,765	0	0	0
Foreign cash at value (cost - see below)	0	0	407,778	0	0	0
Receivable for investment securities sold	4,103,565	0	0	569,625	23,364,985	0
Dividends and interest receivable	334,936	13,839	938,089	874,027	13,220,664	886,239
Receivable for fund shares subscribed	179,251	2,675	225,358	394,600	1,564,781	35,000
Investment for trustee deferred compensation plan	38,243	938	15,082	27,106	231,960	18,569
Prepaid and other assets	23,235	16,169	21,737	18,847	52,023	4,147
Total Assets	299,091,877	12,780,186	413,229,764	68,422,061	1,560,399,638	132,022,878
Liabilities
Payable for investment securities purchased	3,250,298	0	7,151,109	899,296	2,538,102	136,400
Unrealized loss on forward foreign currency contracts	0	0	5,363,678	0	0	0
Payable for fund shares redeemed	591,603	0	435,994	195,704	5,555,788	101,249
Payable for investment advisory fee	221,600	4,371	356,442	20,234	227,525	27,587
Payable for administration fee	36,171	4,604	47,751	10,340	191,985	21,434
Payable for shareholder servicing reimbursements	25,505	1,597	56,889	8,703	193,635	19,034
Payable for trustee deferred compensation plan	38,243	938	15,082	27,106	231,960	18,569
Payable for transfer agent fee	5,664	2,419	12,194	4,664	24,119	2,827
Payable for audit fee	10,814	9,314	9,991	17,304	23,016	13,942
Payable for printing fee	23,686	206	3,140	10,012	112,740	8,095
Payable for trustee fee	8,637	63	8,747	876	52,943	2,356
Payable for custody fee	12,091	5,068	59,396	3,814	62,951	4,796
Payable for chief compliance officer fee	1,980	0	853	624	10,879	837
Other payables	7,130	2,231	2,842	5,714	15,378	3,404
Total Liabilities	4,233,422	30,811	13,524,108	1,204,391	9,241,021	360,530
Net Assets	$294,858,455	$12,749,375	$399,705,656	$67,217,670	$1,551,158,617	$131,662,348
Net Assets Consist of:
Paid-in capital	$202,052,158	$11,406,606	$374,897,864	$109,262,188	$1,512,158,541	$130,885,465
(Over)/Undistributed net investment income	1,371,247	(2,320)	1,822,263	(57,232)	(3,424,880)	(17,468)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	19,434,210	424,279	(9,003,206)	(43,261,356)	8,127,068	(464,864)
Net unrealized appreciation/(depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies	72,000,840	920,810	31,988,735	1,274,070	34,297,888	1,259,215
Net Assets	$294,858,455	$12,749,375	$399,705,656	$67,217,670	$1,551,158,617	$131,662,348
Net Assets:
Retail Class	$167,775,706	$12,749,375	$399,705,656	$63,407,728	$1,305,770,158	$131,662,348
Institutional Class	127,082,749	N/A	N/A	3,809,942	245,388,459	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	11,310,054	885,372	22,552,592	7,274,433	120,944,063	11,689,635
Institutional Class	8,561,535	N/A	N/A	443,107	22,978,034	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	14.83	14.40	17.72	8.72	10.80	11.26
Institutional Class	14.84	N/A	N/A	8.60	10.68	N/A
Cost of Investments	$222,411,807	$11,825,755	$330,733,998	$65,263,786	$1,487,535,103	$129,819,708
Cost of Affiliated Investments	0	0	43,522,560	0	0	0
Cost of Foreign Currency Held	$0	$0	$407,770	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2013
(UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Blue Chip	Mid-Cap Value	Small-Cap
	Fund	Fund	Fund	Dividend Fund	Dividend Fund	Opportunity Fund
Investment Income
Dividends, net of foreign taxes*	$377,761	$235,835	$276,429	$745,715	$509,650	$103,352
Dividends from affiliated securities	0	0	0	0	0	0
Interest	0	0	0	0	0	0
Other Income	0	0	0	0	0	0
Total Income	377,761	235,835	276,429	745,715	509,650	103,352
Expenses
Investment advisory fee	241,846	354,074	480,595	212,872	165,994	96,059
Administrative fee	52,090	76,262	103,513	45,849	30,986	13,448
Shareholder servicing reimbursement -
Retail Class	60,575	43,563	116,032	19,465	38,894	12,534
Transfer agent fees	10,386	22,258	52,068	48,884	7,279	9,902
Independent pricing service fees	2,277	2,991	1,579	1,918	2,020	3,284
Legal fees	1,028	1,254	2,105	687	664	285
Printing fees	5,850	11,139	0	6,635	3,858	1,975
Registration fees	16,486	16,193	11,958	11,010	9,631	15,628
Audit and tax preparation fees	8,889	8,258	7,247	8,768	7,308	7,878
Custodian fees	4,139	7,382	15,439	2,447	1,519	2,387
Insurance	948	1,422	2,177	861	535	222
Trustee fees and expenses	3,064	4,552	5,579	2,813	1,707	0
Chief compliance officer fee	1,043	1,483	1,173	896	577	304
Other	2,837	2,990	6,532	2,990	2,354	2,521
Total expenses before waivers	411,458	553,821	805,997	366,095	273,326	166,427
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(6)	0	(31,706)
Institutional Class	(8,943)	(8,676)	N/A	(1,752)	N/A	(11,614)
Net Expenses	402,515	545,145	805,997	364,337	273,326	123,107
Net Investment Income/(Loss)	(24,754)	(309,310)	(529,568)	381,378	236,324	(19,755)
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	7,290,890	8,789,116	20,017,315	13,832,218	2,730,109	2,283,456
Net realized gain/(loss) on affiliated investments	0	0	0	0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	0	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	(1,023,527)	7,732,526	5,691,189	(7,483,023)	3,339,324	360,483
Net change in unrealized appreciation/
(depreciation) on translation of assets and
liabilities denominated in foreign currencies	0	0	0	0	0	0
Net Realized And Unrealized Gain	6,267,363	16,521,642	25,708,504	6,349,195	6,069,433	2,643,939
Net Increase in Net Assets Resulting from Operations	$6,242,609	$16,212,332	$25,178,936	$6,730,573	$6,305,757	$2,624,184

*Foreign tax withholdings	$3,804	$358	$0	$10,410	$0	$540

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2013
(UNAUDITED)

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$3,272,940	$52,995	$6,722,729	$204,076	$166,141	$0
Dividends from affiliated securities	0	0	1,146,070	0	0	0
Interest	0	0	0	2,069,000	30,114,277	2,614,001
Other Income	0	0	0	13,326	0	0
Total Income	3,272,940	52,995	7,868,799	2,286,402	30,280,418	2,614,001
Expenses
Investment advisory fee	1,565,579	41,896	2,449,039	161,293	2,924,305	288,032
Administrative fee	219,181	5,866	285,721	50,180	1,169,722	100,811
Shareholder servicing reimbursement -
Retail Class	164,729	6,359	347,079	54,978	1,214,818	117,694
Transfer agent fees	18,559	6,256	38,457	13,375	98,862	8,509
Independent pricing service fees	3,664	7,459	4,210	5,592	19,144	13,145
Legal fees	3,554	144	3,942	858	18,641	2,130
Printing fees	25,706	355	30,134	6,660	121,561	9,660
Registration fees	18,852	10,062	21,684	16,786	32,249	2,353
Audit and tax preparation fees	8,394	6,894	7,571	12,784	18,496	11,522
Custodian fees	10,048	5,547	50,539	3,229	55,332	4,207
Insurance	4,141	32	3,721	1,344	24,042	1,991
Trustee fees and expenses	14,511	215	17,054	2,932	81,667	5,736
Chief compliance officer fee	4,534	59	5,197	1,103	24,303	2,112
Other	4,731	1,946	4,971	3,090	15,348	3,218
Total expenses before waivers	2,066,183	93,090	3,269,319	334,204	5,818,490	571,120
Expenses waived by:
Investment advisor
Retail Class	(81,267)	(38,625)	(208,021)	(23,522)	(1,224,507)	(103,068)
Institutional Class	(66,898)	N/A	N/A	(9,380)	(219,423)	N/A
Net Expenses	1,918,018	54,465	3,061,298	301,302	4,374,560	468,052
Net Investment Income/(Loss)	1,354,922	(1,470)	4,807,501	1,985,100	25,905,858	2,145,949
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	21,891,153	437,382	3,086,784	(1,776,938)	6,909,035	560,682
Net realized gain/(loss) on affiliated investments	0	0	(26,867)	0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	2,449,304	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	27,744,487	490,596	(15,285,261)	100,617	(68,617,792)	(7,263,448)
Net change in unrealized appreciation/
(depreciation) on translation of assets and
liabilities denominated in foreign currencies	0	0	(1,991,263)	0	0	0
Net Realized And Unrealized Gain/(Loss)	49,635,640	927,978	(11,767,303)	(1,676,321)	(61,708,757)	(6,702,766)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$50,990,562	$926,508	$(6,959,802)	$308,779	$(35,802,899)	$(4,556,817)

*Foreign tax withholdings	$4,202	$481	$623,067	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2013	Year Ended	June 30, 2013	Year Ended	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(24,754)	$243,098	$(309,310)	$(85,068)	$(529,568)	$(2,309,265)
Net realized gain/(loss)	7,290,890	11,100,245	8,789,116	2,042,823	20,017,315	(63,537,082)
Change in unrealized net appreciation/(depreciation)	(1,023,527)	(1,358,593)	7,732,526	4,529,984	5,691,189	12,445,599
Net increase/(decrease) in net assets resulting
from operations	6,242,609	9,984,750	16,212,332	6,487,739	25,178,936	(53,400,748)
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(232,436)	0	0	0	0
Institutional Class	0	(17,566)	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	(1,029,689)	0	(760,840)	0	0
Institutional Class	0	(70,313)	0	(339,147)	N/A	N/A
Decrease in net assets from distributions
to shareholders	0	(1,350,004)	0	(1,099,987)	0	0
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	5,118,377	19,056,400	2,919,167	6,090,254	9,290,691	86,638,341
Institutional Class	1,148,366	2,414,976	771,165	1,304,843	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	1,234,215	0	749,043	0	0
Institutional Class	0	80,896	0	339,147	N/A	N/A
Cost of shares redeemed
Retail Class	(11,765,254)	(20,480,651)	(10,013,322)	(33,350,636)	(93,309,326)	(535,966,630)
Institutional Class	(502,223)	(7,814,917)	(11,360,765)	(7,976,072)	N/A	N/A
Net decrease resulting from beneficial
interest transactions	(6,000,734)	(5,509,081)	(17,683,755)	(32,843,421)	(84,018,635)	(449,328,289)
Redemption Fees	0	4,046	0	602	0	32,235
Net Increase/(Decrease) in Net Assets	241,875	3,129,711	(1,471,423)	(27,455,067)	(58,839,699)	(502,696,802)
Net Assets:
Beginning of year	71,077,966	67,948,255	107,702,367	135,157,434	178,503,473	681,200,275
End of period*	$71,319,841	$71,077,966	$106,230,944	$107,702,367	$119,663,774	$178,503,473
*Including underdistributed net investment income of:	$(59,588)	$(34,834)	$(567,558)	$(258,248)	$(557,693)	$(28,125)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund		Westcore Small-Cap Opportunity Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2013(a)	Year Ended	June 30, 2013(b)	Year Ended	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$381,378	$788,435	$236,324	$396,503	$(19,755)	$(56,526)
Net realized gain	13,832,218	4,477,951	2,730,109	3,130,864	2,283,456	6,158,423
Change in unrealized net appreciation/(depreciation)	(7,483,023)	3,364,175	3,339,324	1,340,075	360,483	(2,362,153)
Net increase in net assets resulting from operations	6,730,573	8,630,561	6,305,757	4,867,442	2,624,184	3,739,744
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(687,084)	0	(458,000)	0	0
Institutional Class	0	(97,938)	N/A	N/A	0	0
From net realized capital gains
Retail Class	0	(3,795,064)	0	0	0	(3,627,116)
Institutional Class	0	(438,957)	N/A	N/A	0	(474,886)
Decrease in net assets from distributions
to shareholders	0	(5,019,043)	0	(458,000)	0	(4,102,002)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	1,064,216	1,158,398	3,974,195	3,488,915	1,430,970	6,851,167
Institutional Class	1,046,854	397,306	N/A	N/A	62,615	148,857
Shares issued in reinvestment of distributions
Retail Class	0	3,432,166	0	442,928	0	3,055,722
Institutional Class	0	536,895	N/A	N/A	0	474,886
Cost of shares redeemed
Retail Class	(3,507,098)	(13,850,826)	(3,681,085)	(11,190,423)	(2,543,227)	(37,279,064)
Institutional Class	(1,302,266)	(2,562,825)	N/A	N/A	(200,326)	(1,445,090)
Net increase/(decrease) resulting from beneficial
interest transactions	(2,698,294)	(10,888,886)	293,110	(7,258,580)	(1,249,968)	(28,193,522)
Redemption Fees	0	22	0	153	0	552
Net Increase/(Decrease) in Net Assets	4,032,279	(7,277,346)	6,598,867	(2,848,985)	1,374,216	(28,555,228)
Net Assets:
Beginning of year	61,826,800	69,104,146	40,340,671	43,189,656	18,331,334	46,886,562
End of period*	$65,859,079	$61,826,800	$46,939,538	$40,340,671	$19,705,550	$18,331,334
*Including (over)/undistributed net investment income of:	$402,168	$20,790	$226,126	$(10,198)	$(43,628)	$(23,873)

(a)        Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(b)        Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2013(a)	Year Ended	June 30, 2013	Year Ended	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$1,354,922	$2,918,436	$(1,470)	$25,571	$4,807,501	$4,679,190
Net realized gain/(loss)	21,891,153	18,043,495	437,382	115,659	5,509,221	(8,919,574)
Change in unrealized net appreciation/(depreciation)	27,744,487	7,417,075	490,596	223,854	(17,276,524)	47,734,751
Net increase/(decrease) in net assets resulting
from operations	50,990,562	28,379,006	926,508	365,084	(6,959,802)	43,494,367
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(1,895,995)	0	(33,000)	0	(4,000,006)
Institutional Class	0	(1,204,005)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	(2,740,533)	0	(91,526)	0	0
Institutional Class	0	(1,759,445)	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	0	(7,599,978)	0	(124,526)	0	(4,000,006)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	15,719,484	45,516,132	9,271,942	2,372,162	156,658,184	220,971,841
Institutional Class	14,864,125	42,188,048	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	3,243,868	0	122,819	0	3,765,442
Institutional Class	0	2,663,220	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(69,967,675)	(70,158,455)	(435,615)	(1,482,878)	(77,850,678)	(69,703,244)
Institutional Class	(32,658,994)	(19,531,373)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(72,043,060)	3,921,440	8,836,327	1,012,103	78,807,506	155,034,039
Redemption Fees	0	1,075	105	228	32,585	60,905
Net Increase/(Decrease) in Net Assets	(19,052,498)	24,701,543	9,762,940	1,252,889	71,880,289	194,589,305
Net Assets:
Beginning of year	313,910,953	289,209,410	2,986,435	1,733,546	327,825,367	133,236,062
End of period*	$294,858,455	$313,910,953	$12,749,375	$2,986,435	$399,705,656	$327,825,367
*Including (over)/undistributed net investment income of:	$1,371,247	$16,325	$(2,320)	$(850)	$1,822,263	$(2,985,238)
(a)	Prior to April 30, 2013 known as Westcore Small-Cap Fund.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2013	Year Ended	June 30, 2013	Year Ended	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income	$1,985,100	$5,450,006	$25,905,858	$61,661,049	$2,145,949	$4,135,161
Net realized gain/(loss)	(1,776,938)	(2,535,581)	6,909,035	2,283,329	560,682	28,125
Change in unrealized net appreciation/(depreciation)	100,617	6,502,936	(68,617,792)	29,344,199	(7,263,448)	2,783,282
Net increase/(decrease) in net assets resulting
from operations	308,779	9,417,361	(35,802,899)	93,288,577	(4,556,817)	6,946,568
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,883,084)	(5,228,008)	(24,538,310)	(53,215,419)	(2,142,982)	(4,137,342)
Institutional Class	(118,202)	(221,064)	(4,688,099)	(8,315,060)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	(1,630,298)	0	0
Institutional Class	0	0	0	(269,723)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(2,001,286)	(5,449,072)	(29,226,409)	(63,430,500)	(2,142,982)	(4,137,342)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	5,366,826	26,706,780	148,476,409	357,709,979	14,992,808	42,151,593
Institutional Class	866,449	5,258,201	65,281,582	70,995,499	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,749,122	4,987,531	23,525,788	52,567,700	1,965,669	3,788,089
Institutional Class	118,202	221,064	4,377,889	7,779,335	N/A	N/A
Cost of shares redeemed
Retail Class	(16,320,804)	(49,321,441)	(268,978,994)	(378,159,270)	(25,416,377)	(15,150,342)
Institutional Class	(3,550,587)	(1,250,763)	(56,008,962)	(37,109,716)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(11,770,792)	(13,398,628)	(83,326,288)	73,783,527	(8,457,900)	30,789,340
Redemption Fees	7,073	47,418	209	50,057	0	619
Net Increase/(Decrease) in Net Assets	(13,456,226)	(9,382,921)	(148,355,387)	103,691,661	(15,157,699)	33,599,185
Net Assets:
Beginning of year	80,673,896	90,056,817	1,699,514,004	1,595,822,343	146,820,047	113,220,862
End of period*	$67,217,670	$80,673,896	$1,551,158,617	$1,699,514,004	$131,662,348	$146,820,047
*Including underdistributed net investment income of:	$(57,232)	$(41,046)	$(3,424,880)	$(104,329)	$(17,468)	$(20,435)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Period Ended	the Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
06/30/13 (Unaudited) $	14.07	$(0.01)(a)	$1.23	$1.22	$(0.00)	$(0.00)	$(0.00)
12/31/12	12.46	0.05(a)	1.83	1.88	(0.05)	(0.22)	(0.27)
12/31/11	12.54	(0.03)(a)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00)
12/31/10	10.88	(0.01)	1.67	1.66	(0.00)	(0.00)	(0.00)
12/31/09	7.80	(0.01)	3.09	3.08	(0.00)(d)	(0.00)	(0.00)(d)
12/31/08	15.45	0.00(d)	(7.02)	(7.02)	(0.00)	(0.63)	(0.63)
Institutional Class
06/30/13 (Unaudited)	14.14	0.01(a)	1.22	1.23	(0.00)	(0.00)	(0.00)
12/31/12	12.50	0.04(a)	1.88	1.92	(0.06)	(0.22)	(0.28)
12/31/11	12.56	0.00(a)(d)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00)
12/31/10	10.88	0.01	1.67	1.68	(0.00)	(0.00)	(0.00)
12/31/09	7.81	(0.00)(d)	3.10	3.10	(0.03)	(0.00)	(0.03)
12/31/08	15.45	0.01	(7.02)	(7.01)	(0.00)	(0.63)	(0.63)
WESTCORE MIDCO GROWTH FUND
Retail Class
06/30/13 (Unaudited)	6.11	(0.02)(a)	0.97	0.95	(0.00)	(0.00)	(0.00)
12/31/12	5.90	(0.01)(a)	0.28	0.27	(0.00)	(0.06)	(0.06)
12/31/11	6.77	(0.02)(a)	(0.47)	(0.49)	(0.00)	(0.38)	(0.38)
12/31/10	5.20	(0.01)	1.58	1.57	(0.00)	(0.00)	(0.00)
12/31/09	3.55	(0.01)	1.66	1.65	(0.00)	(0.00)	(0.00)
12/31/08	6.94	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
Institutional Class
06/30/13 (Unaudited)	6.16	(0.02)(a)	0.99	0.97	(0.00)	(0.00)	(0.00)
12/31/12	5.93	0.00(a)(d)	0.29	0.29	(0.00)	(0.06)	(0.06)
12/31/11	6.80	(0.01)(a)	(0.48)	(0.49)	(0.00)	(0.38)	(0.38)
12/31/10	5.22	0.00(d)	1.58	1.58	(0.00)	(0.00)	(0.00)
12/31/09	3.56	(0.00)(d)	1.66	1.66	(0.00)	(0.00)	(0.00)
12/31/08	6.95	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)

(a)        Calculated using the average shares method.
(b)        Total return and portfolio turnover are not annualized for period less than one full year.
 (c)        Annualized.
 (d)        Less than $0.005 and $(0.005) per share.

Ratios/Supplemental Data

Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00	$ 15.29	8.67%(b)	$ 65,709	1.10% (c)	1.10% (c)	(0.08%) (c)	(0.08%) (c)	88%(b)
0.00 (d)	14.07	15.13%	66,514	1.11%	1.11%	0.36%	0.36%	167%
0.00 (d)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%
0.00 (d)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%
0.00 (d)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%
0.00 (d)	7.80	(45.33%)	133,174	1.03%	1.03%	0.02%	0.02%	183%

0.00	15.37	8.70%(b)	5,610	0.89% (c)	1.25% (c)	0.13% (c)	(0.23%) (c)	88%(b)
0.00 (d)	14.14	15.37%	4,564	0.92%	1.32%	0.31%	(0.09%)	167%
0.00 (d)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%
0.00 (d)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%
0.00 (d)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%
0.00 (d)	7.81	(45.26%)	1,797	0.92%	1.90%	0.13%	(0.85%)	183%

0.00	7.06	15.55%(b)	78,361	1.05% (c)	1.05% (c)	(0.61%) (c)	(0.61%) (c)	60%(b)
0.00 (d)	6.11	4.64%	74,221	1.05%	1.05%	(0.12%)	(0.12%)	114%
0.00 (d)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%
0.00 (d)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%
0.00 (d)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%
0.00 (d)	3.55	(44.92%)	64,515	1.03%	1.03%	(0.48%)	(0.48%)	142%

0.00	7.13	15.75%(b)	27,870	0.88% (c)	0.94% (c)	(0.46%) (c)	(0.52%) (c)	60%(b)
0.00 (d)	6.16	4.96%	33,482	0.87%	0.93%	0.06%	0.01%	114%
0.00 (d)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%
0.00 (d)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%
0.00 (d)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%
0.00 (d)	3.56	(44.86%)	23,863	0.93%	0.97%	(0.36%)	(0.40%)	142%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Period Ended	the Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SELECT FUND
Retail Class
06/30/13 (Unaudited) $	16.60	$(0.07) (a)	$2.82	$2.75	$(0.00)	$(0.00)	$(0.00)
12/31/12	18.71	(0.09) (a)	(2.02)	(2.11)	(0.00)	(0.00)	(0.00)
12/31/11	21.07	(0.08) (a)	(2.17)	(2.25)	(0.00)	(0.12)	(0.12)
12/31/10	16.14	(0.01)	4.93	4.92	(0.00)	(0.00)	(0.00)
12/31/09	11.44	(0.03)	4.73	4.70	(0.00)	(0.00)	(0.00)
12/31/08	17.43	(0.09)	(5.91)	(6.00)	(0.00)	(0.00) (d)	(0.00) (d)
WESTCORE BLUE CHIP DIVIDEND FUND
Retail Class
06/30/13 (Unaudited) (e)	12.00	0.07 (a)	1.25	1.32	(0.00)	(0.00)	(0.00)
12/31/12	11.49	0.14 (a)	1.40	1.54	(0.16)	(0.87)	(1.03)
12/31/11	11.12	0.13 (a)	0.43	0.56	(0.16)	(0.05)	(0.21)
12/31/10	10.76	0.07	0.36	0.43	(0.07)	(0.00)	(0.07)
12/31/09	8.32	0.06	2.43	2.49	(0.05)	(0.00)	(0.05)
12/31/08	13.18	0.07	(4.85)	(4.78)	(0.07)	(0.01)	(0.08)
Institutional Class
06/30/13 (Unaudited)	11.96	0.09 (a)	1.24	1.33	(0.00)	(0.00)	(0.00)
12/31/12	11.46	0.17 (a)	1.39	1.56	(0.19)	(0.87)	(1.06)
12/31/11	11.10	0.13 (a)	0.46	0.59	(0.19)	(0.05)	(0.24)
12/31/10	10.76	0.09	0.35	0.44	(0.10)	(0.00)	(0.10)
12/31/09	8.32	0.07	2.43	2.50	(0.06)	(0.00)	(0.06)
12/31/08	13.18	0.13	(4.89)	(4.76)	(0.09)	(0.01)	(0.10)
WESTCORE MID–CAP VALUE DIVIDEND FUND
Retail Class
06/30/13 (Unaudited) (f)	20.11	0.12 (a)	3.04	3.16	(0.00)	(0.00)	(0.00)
12/31/12	18.10	0.19 (a)	2.05	2.24	(0.23)	(0.00)	(0.23)
12/31/11	18.26	0.15 (a)	(0.15)	0.00	(0.16)	(0.00)	(0.16)
12/31/10	15.27	0.08	3.00	3.08	(0.09)	(0.00)	(0.09)
12/31/09	11.65	0.11	3.61	3.72	(0.10)	(0.00)	(0.10)
12/31/08	20.57	0.16	(8.89)	(8.73)	(0.17)	(0.02)	(0.19)
(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for period less than one full year.
(c)	Annualized.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(f)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

					Ratios/Supplemental Data

							Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00	$ 19.35	16.57%(b)	$ 119,664	1.09% (c)	1.09% (c)	(0.72%) (c)	(0.72%) (c)	58%(b)
0.00 (d)	16.60	(11.28%)	178,503	1.06%	1.06%	(0.50%)	(0.50%)	167%
0.01	18.71	(10.61%)	681,200	1.05%	1.05%	(0.39%)	(0.39%)	155%
0.01	21.07	30.55%	392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%
0.00 (d)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%
0.01	11.44	(34.35%)	28,233	1.15%	1.21%	(0.66%)	(0.72%)	237%

0.00	13.32	11.00%(b)	58,819	1.13% (c)	1.13% (c)	1.14% (c)	1.14% (c)	76%(b)
0.00 (d)	12.00	13.39%	55,215	1.15%	1.17%	1.13%	1.11%	9%
0.02	11.49	5.19%	61,295	1.15%	1.30%	1.12%	0.97%	37%
0.00 (d)	11.12	3.99%	14,610	1.15%	1.28%	0.65%	0.52%	39%
0.00 (d)	10.76	29.87%	16,632	1.15%	1.26%	0.53%	0.41%	21%
0.00 (d)	8.32	(36.24%)	16,490	1.13%	1.13%	0.45%	0.45%	27%

0.00	13.29	11.12%(b)	7,040	0.92% (c)	0.97% (c)	1.35% (c)	1.30% (c)	76%(b)
0.00 (d)	11.96	13.66%	6,612	0.92%	1.06%	1.35%	1.21%	9%
0.01	11.46	5.34%	7,809	1.00%	1.17%	1.11%	0.94%	37%
0.00 (d)	11.10	4.05%	20,667	1.05%	1.11%	0.76%	0.70%	39%
0.00 (d)	10.76	30.10%	21,585	0.95%	1.14%	0.72%	0.53%	21%
0.00	8.32	(36.09%)	18,101	0.98%	1.03%	0.68%	0.63%	27%

0.00 (d)	23.27	15.71%(b)	46,940	1.23% (c)	1.23% (c)	1.07% (c)	1.07% (c)	30%(b)
0.00 (d)	20.11	12.39%	40,341	1.25%	1.26%	0.96%	0.96%	21%
0.00 (d)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%
0.00 (d)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%
0.00 (d)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%
0.00 (d)	11.65	(42.38%)	40,714	1.19%	1.19%	0.74%	0.74%	35%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Period Ended	the Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
06/30/13 (Unaudited)	$ 27.03	$(0.03) (a)	$4.00	$3.97	$(0.00)	$(0.00)	$(0.00)
12/31/12	32.31	(0.05) (a)	2.23	2.18	(0.00)	(7.46)	(7.46)
12/31/11	34.13	(0.11) (a)	(1.24)	(1.35)	(0.00)	(0.47)	(0.47)
12/31/10	28.28	(0.08)	5.94	5.86	(0.02)	(0.00)	(0.02)
12/31/09	22.01	0.06	6.20	6.26	(0.00)	(0.00)	(0.00)
12/31/08	34.34	(0.03)	(12.41)	(12.44)	(0.00)	(0.00) (d)	(0.00) (d)
Institutional Class
06/30/13 (Unaudited)	27.25	(0.01) (a)	4.04	4.03	(0.00)	(0.00)	(0.00)
12/31/12	32.47	0.05 (a)	2.19	2.24	(0.00)	(7.46)	(7.46)
12/31/11	34.26	(0.07) (a)	(1.25)	(1.32)	(0.00)	(0.47)	(0.47)
12/31/10	28.41	0.39	5.52	5.91	(0.07)	(0.00)	(0.07)
12/31/09	22.07	0.05	6.28	6.33	(0.00)	(0.00)	(0.00)
12/31/08	34.36	0.03	(12.41)	(12.38)	(0.00)	(0.00) (d)	(0.00)
WESTCORE SMALL–CAP VALUE DIVIDEND FUND
Retail Class
06/30/13 (Unaudited) (e)	12.65	0.05 (a)	2.13	2.18	(0.00)	(0.00)	(0.00)
12/31/12	11.82	0.11 (a)	1.03	1.14	(0.13)	(0.18)	(0.31)
12/31/11	11.97	0.09 (a)	(0.13)	(0.04)	(0.11)	(0.00)	(0.11)
12/31/10	9.51	0.11	2.46	2.57	(0.11)	(0.00)	(0.11)
12/31/09	7.87	0.11	1.62	1.73	(0.10)	(0.00)	(0.10)
12/31/08	12.06	0.13	(4.20)	(4.07)	(0.13)	(0.00)	(0.13)
Institutional Class
06/30/13 (Unaudited)	12.64	0.07 (a)	2.13	2.20	(0.00)	(0.00)	(0.00)
12/31/12	11.80	0.13 (a)	1.02	1.15	(0.13)	(0.18)	(0.31)
12/31/11	11.97	0.11 (a)	(0.15)	(0.04)	(0.13)	(0.00)	(0.13)
12/31/10	9.51	0.11	2.47	2.58	(0.12)	(0.00)	(0.12)
12/31/09	7.87	0.13	1.62	1.75	(0.11)	(0.00)	(0.11)
12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)	(0.00)	(0.14)

(a)        Calculated using the average shares method.
(b)        Total return and portfolio turnover are not annualized for period less than one full year.
(c)        Annualized.
(d)        Less than $0.005 and $(0.005) per share.
(e)        Prior to April 30, 2013 known as the Westcore Small-Cap Fund.

					Ratios/Supplemental Data

							Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00	$ 31.00	14.69%(b)	$ 17,306	1.30% (c)	1.68% (c)	(0.22%) (c)	(0.60%) (c)	40% (b)
0.00 (d)	27.03	7.02%	16,118	1.30%	1.50%	(0.16%)	(0.36%)	40%
0.00 (d)	32.31	(3.95%)	43,570	1.30%	1.52%	(0.32%)	(0.54%)	51%
0.01	34.13	20.77%	48,857	1.30%	1.52%	(0.21%)	(0.43%)	49%
0.01	28.28	28.49%	32,380	1.30%	1.64%	0.15%	(0.19%)	24%
0.11	22.01	(35.90%)	16,027	1.30%	1.70%	(0.08%)	(0.48%)	57%

0.00	31.28	14.79%(b)	2,400	1.15% (c)	2.14% (c)	(0.07%) (c)	(1.06%) (c)	40% (b)
0.00 (d)	27.25	7.17%	2,214	1.18%	2.07%	0.14%	(0.76%)	40%
0.00 (d)	32.47	(3.85%)	3,317	1.19%	2.37%	(0.21%)	(1.39%)	51%
0.01	34.26	20.84%	3,648	1.22%	2.39%	(0.14%)	(1.31%)	49%
0.01	28.41	28.73%	3,172	1.15%	2.76%	0.25%	(1.36%)	24%
0.09	22.07	(35.76%)	2,326	1.08%	2.38%	0.18%	(1.13%)	57%

0.00 (d)	14.83	17.23%(b)	167,776	1.30% (c)	1.39% (c)	0.80% (c)	0.71% (c)	21% (b)
0.00 (d)	12.65	9.69%	189,858	1.30%	1.39%	0.87%	0.78%	35%
0.00 (d)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%
0.00 (d)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%
0.01	9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%
0.01	7.87	(33.57%)	148,135	1.30%	1.38%	1.51%	1.44%	45%

0.00 (d)	14.84	17.41%(b)	127,083	1.12% (c)	1.22% (c)	0.96% (c)	0.86% (c)	21% (b)
0.00 (d)	12.64	9.78%	124,052	1.14%	1.24%	1.07%	0.96%	35%
0.00 (d)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%
0.00 (d)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%
0.00 (d)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%
0.00 (d)	7.87	(33.51%)	20,684	1.21%	1.51%	1.80%	1.49%	45%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment	(Loss) on	Investment	Net Investment	Gain on	Total
Year or Period Ended	the Period	Income/(Loss)	Investments	Operations	Income	Investments	Distributions

WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
06/30/13 (Unaudited)	$ 12.35	$ (0.00) (a)(d)	$ 2.05	$ 2.05	$ (0.00)	$(0.00)	$(0.00)
12/31/12	11.15	0.11 (a)	1.62	1.73	(0.14)	(0.39)	(0.53)
12/31/11	11.56	(0.02) (a)	(0.40)	(0.42)	(0.00)	(0.00)	(0.00)
12/31/10	8.66	(0.03)	2.93	2.90	(0.00)	(0.00)	(0.00)
12/31/09	7.53	0.02	1.14	1.16	(0.03)	(0.00)	(0.03)
12/31/08 (e)	10.00	0.04	(2.49)	(2.45)	(0.03)	(0.00)	(0.03)
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
06/30/13 (Unaudited)	17.94	0.21 (a)	(0.43)	(0.22)	(0.00)	(0.00)	(0.00)
12/31/12	14.55	0.37 (a)	3.24	3.61	(0.22)	(0.00)	(0.22)
12/31/11	15.70	0.29 (a)	(1.21)	(0.92)	(0.24)	(0.00)	(0.24)
12/31/10	11.67	0.11	4.00	4.11	(0.08)	(0.00)	(0.08)
12/31/09	7.19	0.15	4.46	4.61	(0.13)	(0.00)	(0.13)
12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)	(0.00)	(0.17)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
06/30/13 (Unaudited)	8.94	0.25 (a)	(0.22)	0.03	(0.25)	(0.00)	(0.25)
12/31/12	8.57	0.50 (a)	0.38	0.88	(0.51)	(0.00)	(0.51)
12/31/11	8.42	0.53 (a)	0.12	0.65	(0.51)	(0.00)	(0.51)
12/31/10	7.98	0.56	0.43	0.99	(0.55)	(0.00) (d)	(0.55)
12/31/09	6.12	0.51	1.86	2.37	(0.51)	(0.00)	(0.51)
12/31/08	9.44	0.56	(3.26)	(2.70)	(0.62)	(0.00)	(0.61)
Institutional Class
06/30/13 (Unaudited)	8.82	0.25 (a)	(0.22)	0.03	(0.25)	(0.00)	(0.25)
12/31/12	8.43	0.50 (a)	0.38	0.88	(0.49)	(0.00)	(0.49)
12/31/11	8.34	0.53 (a)	0.12	0.65	(0.57)	(0.00)	(0.57)
12/31/10	7.96	0.57	0.42	0.99	(0.61)	(0.00) (d)	(0.61)
12/31/09	6.11	0.52	1.85	2.37	(0.52)	(0.00)	(0.52)
12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)	(0.62)

(a)        Calculated using the average shares method.

(b)        Total return and portfolio turnover are not annualized for period less than one full year.

(c)        Annualized.

(d)        Less than $0.005 and $(0.005) per share.

(e)        Period from June 23, 2008 (inception date) through December 31, 2008.

					Ratios/Supplemental Data

							Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00 (d)	$ 14.40	16.60%(b)	$ 12,749	1.30% (c)	2.22%(c)	(0.04%) (c)	(0.96%) (c)	47%(b)
0.00 (d)	12.35	15.60%	2,986	1.30%	4.71%	0.94%	(2.47%)	132%
0.01	11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%
0.00 (d)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%
0.00 (d)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%

0.01	7.53	(24.33%) (b)	1,104	1.30%	18.13%	1.06%	(15.77%)	60%(b)
0.00 (d)	17.72	(1.23%) (b)	399,706	1.50% (c)	1.60%(c)	2.36% (c)	2.26% (c)	33%(b)
0.00 (d)	17.94	24.84%	327,825	1.50%	1.65%	2.22%	2.07%	14%
0.01	14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%
0.00 (d)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%
0.00 (d)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%
0.00 (d)	7.19	(48.86%)	18,282	1.50%	1.98%	1.47%	0.99%	70%

0.00 (d)	8.72	0.31%(b)	63,408	0.85% (c)	0.92%(c)	5.53% (c)	5.46% (c)	8%(b)
0.00 (d)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%
0.01	8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%
0.00 (d)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%
0.00 (d)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%
0.00 (d)	6.12	(29.97%)	65,043	0.85%	0.92%	6.91%	6.83%	21%

0.00 (d)	8.60	0.35%(b)	3,810	0.69% (c)	1.14%(c)	5.67% (c)	5.22% (c)	8%(b)
0.00 (d)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%
0.01	8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%
0.00 (d)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%
0.00 (d)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%
0.00 (d)	6.11	(29.89%)	748	0.74%	3.21%	7.12%	4.65%	21%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment	(Loss) on	Investment	Net Investment	Gain on	Total
Period Ended	the Period	Income/(Loss)	Investments	Operations	Income	Investments	Distributions
WESTCORE PLUS BOND FUND
Retail Class
06/30/13 (Unaudited)	$11.24	$0.17 (a)	$(0.42)	$(0.25)	$(0.19)	$(0.00)	$(0.19)
12/31/12	11.04	0.40 (a)	0.21	0.61	(0.40)	(0.01)	(0.41)
12/31/11	10.72	0.43 (a)	0.37	0.80	(0.44)	(0.04)	(0.48)
12/31/10	10.42	0.45	0.29	0.74	(0.44)	(0.00)	(0.44)
12/31/09	9.85	0.44	0.57	1.01	(0.44)	(0.00)	(0.44)
12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)	(0.51)
Institutional Class
06/30/13 (Unaudited)	11.11	0.18 (a)	(0.41)	(0.23)	(0.20)	(0.00)	(0.20)
12/31/12	10.92	0.42 (a)	0.20	0.62	(0.42)	(0.01)	(0.43)
12/31/11	10.68	0.45 (a)	0.37	0.82	(0.54)	(0.04)	(0.58)
12/31/10	10.42	0.47	0.28	0.75	(0.49)	(0.00)	(0.49)
12/31/09	9.85	0.45	0.57	1.02	(0.45)	(0.00)	(0.45)
12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)	(0.52)
WESTCORE COLORADO TAX–EXEMPT FUND
06/30/13 (Unaudited)	11.81	0.17 (a)	(0.55)	(0.38)	(0.17)	(0.00)	(0.17)
12/31/12	11.54	0.37 (a)	0.27	0.64	(0.37)	(0.00)	(0.37)
12/31/11	10.99	0.40 (a)	0.56	0.96	(0.41)	(0.00)	(0.41)
12/31/10	11.19	0.40	(0.20)	0.20	(0.40)	(0.00)	(0.40)
12/31/09	10.48	0.40	0.71	1.11	(0.40)	(0.00)	(0.40)
12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)	(0.42)

(a)   Calculated using the average shares method.

(b)   Total return and portfolio turnover are not annualized for period less than one full year.

(c)   Annualized.

(d)   Less than $0.005 and $(0.005) per share.

					Ratios/Supplemental Data

							Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid–in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00 (d)	$ 10.80	(2.23%) (b)	$ 1,305,770	0.55% (c)	0.72% (c)	3.07% (c)	3.24% (c)	21% (b)
0.00 (d)	11.24	5.67%	1,457,800	0.55%	0.75%	3.61%	3.41%	32%
0.00 (d)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%
0.00 (d)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%
0.00 (d)	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%
0.00 (d)	9.85	(1.86%)	1,069,006	0.55%	0.81%	4.98%	4.72%	54%

0.00 (d)	10.68	(2.13%) (b)	245,388	0.38% (c)	0.55% (c)	3.25% (c)	3.42% (c)	21% (b)
0.00 (d)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%
0.00 (d)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%
0.00 (d)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%
0.00 (d)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%
0.00 (d)	9.85	(1.77%)	65,263	0.46%	0.73%	5.09%	4.82%	54%

0.00 (d)	11.26	(3.23%) (b)	131,662	0.65% (c)	0.79% (c)	2.84% (c)	2.98% (c)	13% (b)
0.00 (d)	11.81	5.57%	146,820	0.65%	0.81%	3.12%	2.96%	7%
0.00 (d)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%
0.00 (d)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%
0.00 (d)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%
0.00 (d)	10.48	(1.34%)	67,206	0.65%	0.91%	3.85%	3.59%	16%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Dividend Fund, (Prior to April 30, 2013 known as the Westcore Blue Chip Fund), Westcore Mid-Cap Value Dividend Fund, (Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund), Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Dividend Fund, (Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund), Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

NOTES TO FINANCIAL STATEMENTS

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2013, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of June 30, 2013, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom, Australia, and Hong Kong. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of and during the six months ended June 30, 2013, the fund did not have a liability for any unrecognized tax benefits. Management of the Funds has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities and has concluded that no provision for income tax is required for uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through December 31, 2012 for the federal jurisdiction and for the years ended December 31, 2008 through December 31, 2012, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended December 31, 2008, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2012, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

			Expiring
	2013	2014	2015	2016	2017	2018	Total
Westcore Mid-Cap Value	$–	$–	$–	$613,748	$ 7,328,000	$–	$ 7,941,748
Dividend Fund

Westcore International	–	–	–	–	7,275,307	–	7,725,307
Small-Cap Fund

Westcore Flexible Income Fund	18,958	340,539	775,600	20,255,986	9,408,999	1,064,911	31,864,993
Westcore Colorado	–	–	–	18,307	22,684	–	40,991
Tax-Exempt Fund

At December 31, 2012, the following Funds had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$ 110,053,685	$ 27,115,231
Westcore International Small-Cap Fund	–	1,335,726
Westcore Flexible Income Fund	–	10,066,606
Westcore Colorado Tax-Exempt Fund	550,467	386,643

NOTES TO FINANCIAL STATEMENTS

During the year ended December 31, 2012, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore Mid-Cap	Westcore Small-Cap	Westcore Micro-Cap
Growth Fund	Value Dividend Fund	Value Dividend Fund	Opportunity Fund
$ 9,989,640	$ 3,174,222	$ 12,627,608	$9,736

The Westcore Growth Fund, Westcore Select Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2013, approximately $822,285, $3,865,236, $120,342, $300,527, $11,116, $4,158,841, and $47,445 of capital losses recognized during the period from November 1, 2012 to December 31, 2012, respectively. Additionally, the Westcore International Small-Cap Fund elected to defer to its fiscal year ending December 31, 2013, approximately $1,466,101 of specified losses recognized during the period from November 1, 2012 to December 31, 2012.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2012, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$0	$5,938	$(5,938)
Westcore MIDCO Growth Fund	(120,006)	120,006	0
Westcore Select Fund	(2,300,588)	2,300,588	0
Westcore Blue Chip Dividend Fund	0	0	0
Westcore Mid-Cap Value Dividend Fund	(56,126)	56,126	0
Westcore Small-Cap Opportunity Fund	2,227,949	59,643	(2,287,592)
Westcore Small-Cap Value Dividend Fund	0	217,948	(217,948)
Westcore Micro-Cap Opportunity Fund	0	7,392	(7,392)
Westcore International Small-Cap Fund	2	(3,331,042)	3,331,040
Westcore Flexible Income Fund	(241,043)	218,056	22,987
Westcore Plus Bond Fund	(202,118)	77,894	124,224
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Growth Fund
Ordinary Income	$244,064	$0
Long-Term Capital Gain	1,105,940	0
Total	$1,350,004	$0
Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	1,099,987	8,207,425
Total	$1,099,987	$8,207,425

NOTES TO FINANCIAL STATEMENTS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Select Fund
Ordinary Income	$0	$3,924,950
Long-Term Capital Gain	0	578,650
Total	$0	$4,503,600
Westcore Blue Chip Dividend Fund
Ordinary Income	$1,019,023	$913,101
Long-Term Capital Gain	4,000,020	272,636
Total	$5,019,043	$1,185,737
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$458,000	$368,999
Long-Term Capital Gain	0	0
Total	$458,000	$368,999
Westcore Small-Cap Opportunity Fund*
Ordinary Income	$102,000	$0
Long-Term Capital Gain	4,000,002	678,237
Total	$4,102,002	$678,237
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$2,882,052	$2,890,000
Long-Term Capital Gain	4,717,926	0
Total	$7,599,978	$2,890,000
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$30,164	$0
Long-Term Capital Gain	94,362	0
Total	$124,526	$0
Westcore International Small-Cap Fund
Ordinary Income	$4,000,006	$2,200,004
Long-Term Capital Gain	0	0
Total	$4,000,006	$2,200,004
Westcore Flexible Income Fund
Ordinary Income	$5,449,072	$4,149,150
Long-Term Capital Gain	0	0
Total	$5,449,072	$4,149,150
Westcore Plus Bond Fund
Ordinary Income	$61,771,153	$63,981,542
Long-Term Capital Gain	1,659,347	5,039,901
Total	$63,430,500	$69,021,443

*   In addition to the long-term capital gain distribution paid, the Westcore Small-Cap Opportunity Fund designates $2,217,747 of earnings and profits distributed to shareholders on redemptions as long-term capital gain distribution.

NOTES TO FINANCIAL STATEMENTS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$15,545	$14,864
Tax-Exempt Income	4,121,797	3,704,210
Total	$4,137,342	$3,719,074

As of December 31, 2012, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Dividend Fund
Undistributed net investment income	$0	$0	$0	$120,680
Accumulated net realized gain/(loss)
on investments	34,096	761,516	(141,034,152)	563,734
Net unrealized appreciation on investments	13,398,926	11,830,403	8,651,753	13,273,698
Effect of other timing differences	(857,119)	(258,248)	(28,125)	(31,440)
Total	$12,575,903	$12,333,671	$(132,410,524)	$13,926,672
				Westcore
		Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Dividend Fund	Opportunity Fund	Value Dividend Fund	Opportunity Fund
Undistributed net investment income	$0	$0	$0	$0
Accumulated net realized gain/(loss)
on investments	(8,062,090)	75,715	35,426	2,260
Net unrealized appreciation on investments	6,640,972	3,824,639	42,064,511	425,967
Effect of other timing differences	(10,198)	(23,873)	(284,202)	(11,966)
Total	$(1,431,316)	$3,876,481	$41,815,735	$416,261
				Westcore

	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$247,200	$23,009	$87,786	$4,501
Accumulated net realized loss on investments	(12,769,874)	(41,931,599)	0	(1,025,546)
Net unrealized appreciation on investments	45,605,980	1,620,634	104,139,630	8,522,663
Effect of other timing differences	(1,315,712)	(64,055)	(198,032)	(24,936)
Total	$31,767,594	$(40,352,011)	$104,029,384	$7,476,682

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip Dividend, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – Westcore Micro-Cap Opportunity and Westcore Flexible Income impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. Prior to May 1, 2012, all of the Funds imposed such Redemption Fees. Effective April 30, 2013, Westcore International Small-Cap discontinued imposing redemption fees.

NOTES TO FINANCIAL STATEMENTS

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the six months ended June 30, 2013, were as follows:

Westcore Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$60,575	$0	$0
Transfer agent fees	3,366	57	6,963
Registration fees	8,254	8,232	0
Other	0	654	2,183

Westcore MIDCO Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$43,563	$0	$0
Transfer agent fees	12,336	91	9,831
Registration fees	8,193	8,000	0
Other	0	584	2,406

Westcore Blue Chip Dividend Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$19,465	$0	$0
Transfer agent fees	33,875	36	14,973
Registration fees	9,895	1,115	0
Other	0	601	2,389

Westcore Small-Cap Opportunity Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$12,534	$0	$0
Transfer agent fees	3,162	25	6,715
Registration fees	7,780	7,848	0
Other	0	805	1,716

Westcore Small-Cap Value Dividend Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$164,729	$0	$0
Transfer agent fees	5,049	4,850	8,660
Registration fees	8,501	10,351	0
Other	0	584	4,147

NOTES TO FINANCIAL STATEMENTS

Westcore Flexible Income Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$54,978	$0	$0
Transfer agent fees	5,293	44	8,038
Registration fees	8,599	8,187	0
Other	0	602	2,488

Westcore Plus Bond Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$1,214,818	$0	$0
Transfer agent fees	71,023	1,668	26,171
Registration fees	21,565	10,684	0
Other	0	654	14,694

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price, pursuant to procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The purchase of securities on a when-issued or forward commit-ment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. At June 30, 2013, the Funds held no when-issued securi-ties.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds de-termine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transac-tions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms of debt instruments.

NOTES TO FINANCIAL STATEMENTS

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2013, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	343,233	1,365,107	435,585	977,641
Institutional Class	75,452	168,597	112,463	209,758
Shares issued in reinvestment of distributions
Retail Class	–	88,474	–	124,219
Institutional Class	–	5,774	–	55,781
Shares redeemed
Retail Class	(771,368)	(1,489,095)	(1,486,262)	(5,369,359)
Institutional Class	(33,316)	(542,611)	(1,635,927)	(1,303,288)
Net decrease resulting from share transactions	(385,999)	(35,514)	(2,574,141)	(4,267,499)
	Westcore Select Fund		Westcore Blue Chip Dividend Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	505,617	4,612,402	80,663	95,811
Institutional Class	–	–	78,452	31,450
Shares issued in reinvestment of distributions
Retail Class	–	–	0	287,211
Institutional Class	–	–	–	45,079
Shares redeemed
Retail Class	(5,073,713)	(30,271,029)	(267,838)	(1,113,090)
Institutional Class	–	–	(101,773)	(204,806)
Net decrease resulting from share transactions	(4,568,096)	(25,658,627)	(210,496)	(858,345)

NOTES TO FINANCIAL STATEMENTS

	Westcore Mid-Cap Value Dividend Fund		Westcore Small-Cap Opportunity Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	177,569	181,802	49,276	202,079
Institutional Class	–	–	2,155	4,248
Shares issued in reinvestment of distributions
Retail Class	–	22,191	–	114,447
Institutional Class	–	–	–	17,641
Shares redeemed
Retail Class	(166,054)	(584,438)	(87,390)	(1,068,794)
Institutional Class	–	–	(6,663)	(42,787)
Net increase/(decrease) resulting from
share transactions	11,515	(380,445)	(42,622)	(752,268)
	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	1,141,141	3,680,222	675,478	199,360
Institutional Class	1,064,193	3,329,943	–	–
Shares issued in reinvestment of distributions
Retail Class	–	258,682	–	10,076
Institutional Class	–	212,548	–	–
Shares redeemed
Retail Class	(4,844,352)	(5,565,733)	(31,865)	(123,153)
Institutional Class	(2,315,162)	(1,565,481)	–	–
Net increase/(decrease) resulting from
share transactions	(4,954,180)	350,181	643,613	86,283
	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	8,523,711	13,062,552	597,915	3,050,589
Institutional Class	–	–	97,886	603,385
Shares issued in reinvestment of distributions
Retail Class	–	211,423	195,848	568,106
Institutional Class	–	–	13,415	25,410
Shares redeemed
Retail Class	(4,241,234)	(4,162,441)	(1,821,960)	(5,585,484)
Institutional Class	–	–	(401,710)	(143,660)
Net increase/(decrease) resulting from
share transactions	4,282,477	9,111,534	(1,318,606)	(1,481,654)

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	13,306,119	31,986,034	1,274,451	3,583,879
Institutional Class	5,906,045	6,414,270	–	–
Shares issued in reinvestment of distributions
Retail Class	2,117,544	4,697,791	168,337	322,265
Institutional Class	398,702	702,912	–	–
Shares redeemed
Retail Class	(24,212,618)	(33,714,387)	(2,186,171)	(1,287,749)
Institutional Class	(5,079,371)	(3,351,548)	–	–
Net increase/(decrease) resulting from
share transactions	(7,563,579)	2,969,438	(743,383)	2,618,395

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Dividend Fund	Dividend Fund
As of June 30, 2013
Gross appreciation (excess of value over tax cost)	$12,971,355	$20,369,104	$17,187,104	$7,242,210	$10,270,890
Gross depreciation (excess of tax cost over value)	(574,014)	(740,357)	(439,995)	(1,329,663)	(234,057)
Net unrealized appreciation	$12,397,341	$19,628,747	$16,747,109	$5,912,547	$10,036,833
Cost of investment for income tax purposes	$59,373,868	$86,345,226	$102,673,611	$61,905,006	$37,552,212

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap Value	Micro-Cap	International
	Opportunity Fund	Dividend Fund	Opportunity Fund	Small-Cap Fund
As of June 30, 2013
Gross appreciation (excess of value over tax cost)	$4,602,087	$72,495,109	$1,286,544		$69,391,086
Gross depreciation (excess of tax cost over value)	(402,274)	(2,433,250)	(370,165)		(38,386,353)
Net unrealized appreciation	$4,199,813	$70,061,859	$916,379		$33,004,733
Cost of investment for income tax purposes	$15,636,353	$224,350,788	$11,830,186	$ 375,409,222
Westcore Bond Funds

	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of June 30, 2013
Gross appreciation (excess of value over tax cost)	$4,244,444	$65,499,750	$4,151,598
Gross depreciation (excess of tax cost over value)	(2,523,569)	(30,330,941)	(2,892,383)
Net unrealized appreciation	$1,720,875	$35,168,809	$1,259,215
Cost of investment for income tax purposes	$64,816,981	$1,486,664,182	$129,819,708

NOTES TO FINANCIAL STATEMENTS

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.35% and 0.40% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip Dividend, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively. Prior to May 1, 2012 the investment advisory fee was 0.45% and 0.50% for the Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS revised the agreement with the Funds effective May 1, 2012 and agreed to allocate the co-administration fee as shown in the chart below. In addition, the Bookkeeping and Pricing services provided by ALPS were consolidated into the revised agreement and fee schedule below.

	ALPS	Denver Investments	Total
First $3.5 billion in average daily Net Assets of the Trust	0.04%	0.10%	0.14%
Net Assets greater than $3.5 billion in average daily Net Assets
of the Trust	0.025%	0.05%	0.075%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

The minimum Trust level fees, Institutional Class fees and Westcore Micro-Cap Opportunity Fund fees were all eliminated.

Prior to May 1, 2012 the following fees applied.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets. ALPS was also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

In addition, ALPS was entitled to an Institutional Class minimum administration fee up until May 1, 2012. The fee was charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
$30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS was entitled to a minimum administration fee for the Funds up until May 1, 2012. The fee was charged directly to the Funds based on the Funds’ net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip Dividend, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively until at least April 30, 2014. Without such fee waivers, for the six months ended June 30, 2013, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.13%, 1.68%, 1.39%, 2.22%, 1.60%, 0.92%, 0.72%, and 0.79%, respectively.

Denver Investments as Adviser and Co-Administrator has contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 30, 2014. Denver Investments will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the six months ended June 30, 2013, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Opportunity, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.25%, 0.94%, 0.97%, 2.14%, 1.22%, 1.14% and 0.55%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares;

(d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of June 30, 2013, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

	Share			Share
	Balance at			Balance at	Market Value at
Security Name	January 1, 2013	Purchases	Sales	June 30, 2013	June 30, 2013	Dividends	Realized Loss
Credit Corp. Group Ltd.
(Australia)	2,133,771	1,116,721	46,629	3,203,863	$27,542,972	$530,424	$(26,867)
Pico Far East Holdings			–				–
Ltd. (Hong Kong)	56,825,200	23,280,364		80,105,564	27,163,006	556,120
Prestige International		–	–				–
Inc. (Japan)	807,890			807,890	10,483,509	59,526
Total	59,766,861	24,397,085	46,629	84,117,317	$65,189,487	$1,146,070	$(26,867)

NOTES TO FINANCIAL STATEMENTS

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)    Level 1 – Quoted & Unadjusted Prices in active markets for identical investments

2)    Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)    Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2013 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$68,225,265	$–	$–	$68,225,265
Money Market Mutual Funds	3,545,944	–	–	3,545,944
Total	$71,771,209	$–	$–	$71,771,209

Westcore MIDCO Growth Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$103,900,291	$–	$–	$103,900,291
Money Market Mutual Funds	2,073,682	–	–	2,073,682
Total	$105,973,973	$–	$–	$105,973,973

Westcore Select Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$119,420,720	$–	$–	$119,420,720
Total	$119,420,720	$–	$–	$119,420,720

Westcore Blue Chip Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$64,792,821	$–	$–	$64,792,821
Money Market Mutual Funds	3,024,732	–	–	3,024,732
Total	$67,817,553	$–	$–	$67,817,553

Westcore Mid-Cap Value Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$45,074,659	$–	$–	$45,074,659
Money Market Mutual Funds	2,514,386	–	–	2,514,386
Total	$47,589,045	$–	$–	$47,589,045

NOTES TO FINANCIAL STATEMENTS

Westcore Small-Cap Opportunity Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$19,630,799	$–	$–	$19,630,799
Money Market Mutual Funds	205,367	–	–	205,367
Total	$19,836,166	$–	$–	$19,836,166

Westcore Small-Cap Value Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$289,425,115	$–	$–	$289,425,115
Money Market Mutual Funds	4,987,532	–	–	4,987,532
Total	$294,412,647	$–	$–	$294,412,647

Westcore Micro-Cap Opportunity Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$12,499,729	$–	$–	$12,499,729
Money Market Mutual Funds	246,836	–	–	246,836
Total	$12,746,565	$–	$–	$12,746,565

Westcore International Small-Cap Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$384,964,297	$–	$–	$384,964,297
Money Market Mutual Funds	23,449,658	–	–	23,449,658
Total	$408,413,955	$–	$–	$408,413,955
Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$3,207,765	$–	$3,207,765
Liabilities:
Forward Foreign
Currency Contracts	–	(5,363,678)	–	(5,363,678)
Total	$–	$(2,155,913)	$–	$(2,155,913)
Westcore Flexible Income Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Convertible Preferred Stocks	$1,313,352	$–	$–	$1,313,352
Nonconvertible Preferred Stocks	2,227,896	–	1,846,687	4,074,583
Corporate Bonds	–	56,748,370	1,976,606	58,724,976
Money Market Mutual Funds	450,148	–	–	450,148
Commercial Mortgage-Backed
Securities & Residential
Mortgage-Backed Securities	–	1,974,797	–	1,974,797
Total	$3,991,396	$58,723,167	$3,823,293	$66,537,856

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$844,815	$1,159,219	$2,388,750	$4,392,784
Corporate Bonds	–	809,044,365	18,910,319	827,954,684
Municipal Bonds	–	15,781,516	–	15,781,516
Asset-Backed Securities, Col-
lateralized Debt Obligations,
Commercial Mortgage-
Backed Securities, Residential
Mortgage-Backed Securities,
& Agency Mortgage-Backed
Securities	–	557,805,333	6,186,679	563,992,012
U.S. Government & Agency
Obligations	–	65,948	–	65,948
U.S. Treasury Bonds & Notes	106,319,946	–	–	106,319,946
Money Market Mutual Funds	3,326,101	–	–	3,326,101
Total	$110,490,862	$1,383,856,381	$27,485,748	$1,521,832,991

Westcore Colorado Tax-Exempt Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$128,252,750	$–	$128,252,750
Money Market Mutual Funds	2,826,173	–	–	2,826,173
Total	$2,826,173	$128,252,750	$–	$131,078,923

*  For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of June 30, 2013 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2012.

	Level 1 - Quoted and Unadjusted Prices			Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)		Transfers In		Transfers (Out)
Westcore International Small-Cap Fund -
Common Stocks	$296,403,218		$–		$–	$296,403,218
Total	$296,403,218		$–		$–	$296,403,218

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the six months ended June 30, 2013. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

							Net change in unrealized
				Change in			appreciation/ (depreciation) included
	Balance as of	Accrued		unrealized			in the Statement of Operations
	December 31,	discount/	Realized	appreciation/	Sales	Balance as of	attributable to level 3 investments
Investments in Securities	2012	premium	gain/(loss)*	(depreciation)*	proceeds	June 30, 2013	held at June 30, 2013
Corporate Bonds	$2,130,488	$4,758	$(1,702,174)	$1,672,082	$(128,548)	$1,976,606	$(49,437)
Nonconvertible
Preferred Stocks	1,688,400	–	–	158,287	–	1,846,687	158,287
Total	$3,818,888	$4,758	$(1,702,174)	$1,830,367	$(128,548)	$3,823,293	$108,851

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund

								Net change in unrealized
								appreciation/ (depreciation)
				Change in				included in the Statement of
	Balance as of	Accrued		unrealized				Operations attributable to
	December 31,	discount/	Realized	appreciation/	Sales	Transfer into	Balance as of	level 3 investments held
Investments in Securities	2012	premium	gain/(loss)*	(depreciation)*	proceeds	Level 3	June 30, 2013	at June 30, 2013
Corporate Bonds	$19,606,306	$8,809	$(610,477)	$214,821	$(309,140)	$–	$18,910,319	$(148,769)
Nonconvertible
Preferred Stocks	2,184,000	–	–	204,750	–	–	2,388,750	204,750
Asset-Backed Securities,
Collateralized
Debt Obligations,
Commercial Mortgage-
Backed Securities,
Residential Mortgage-
Backed Securities &
Agency Mortgage-
Backed Securities	–	–	–	–	–	6,186,679	6,186,679	(74,178)
Total	$21,790,306	$8,809	$(610,477)	$419,571	$(309,140)	$6,186,679	$27,485,748	$(18,197)

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). The Westcore Plus Bond Fund transferred one security from Level 2 to Level 3 because of a decrease in observable market activity and information.

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

NOTES TO FINANCIAL STATEMENTS

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2013:

Westcore Flexible Income Fund
Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2013	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$1,846,687	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	1,976,606	Adjusted Spread Pricing*	Comparability Adjustment	1.71%

			Liquidity Adjustment	0.85%
	0	Consensus Pricing**	Broker Quotes	N/A
Total	$3,823,293

Westcore Plus Bond Fund
Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2013	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$2,388,750	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	25,096,998	Adjusted Spread Pricing*	Comparability Adjustment	1.71%

			Liquidity Adjustment	0.85%
	0	Consensus Pricing**	Broker Quotes	N/A
Total	$27,485,748

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

**

Denver Investments seeks up to three independent price quotes, but in certain cases only one may be available. Denver Investments evaluates whether the source of the pricing uses valuation techniques in accordance with ASC topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

The number of forward foreign currency contracts held at June 30, 2013 as disclosed at the end of the Statement of Investments is representative of activity during the six months ended June 30, 2013.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2013 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Unrealized gain (loss) on forward currency contracts	$3,207,765	$(5,363,678)
Total		$3,207,765	$(5,363,678)

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized gain on foreign currency transactions	$2,652,947
	Net change in unrealized depreciation on translation of
Forward Foreign Currency Contracts	assets and liabilities denominated in foreign currencies	(1,980,480)
Total		$672,467

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2013 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$63,695,259	$71,153,226
Westcore MIDCO Growth Fund	63,196,864	81,042,834
Westcore Select Fund	83,130,480	162,911,041
Westcore Blue Chip Dividend Fund	48,070,713	51,160,442
Westcore Mid-Cap Value Dividend Fund	12,628,809	12,558,812
Westcore Small-Cap Opportunity Fund	7,598,099	8,434,608
Westcore Small-Cap Value Dividend Fund	64,382,741	127,916,492
Westcore Micro-Cap Opportunity Fund	12,398,479	3,736,308
Westcore International Small-Cap Fund	205,154,435	127,041,817
Westcore Flexible Income Fund	5,586,921	15,663,792
Westcore Plus Bond Fund	352,904,878	448,356,188
Westcore Colorado Tax-Exempt Fund	18,326,771	24,606,365

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2013, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$51,423,494	$147,721,762

NOTES

NOTES

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Truste

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Todger Anderson, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

John H. Moore, Asst. Treasurer

David T. Buhler, Secretary

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

	a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

	b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable to semi-annual report.

	(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

	(a)(3)	Not applicable.

	(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	September 6, 2013

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 6, 2013